    CASE EQUIPMENT LOAN TRUST 1995-A
    $576,000,000 7.30% Asset Backed Notes due March 15, 2002
    $24,000,000 7.65% Asset Backed Certificates due March 15, 2002           07/16/99
    Prepared by Lisa Sorenson Phone 414-636-6184                             07:52 PM
                                              File: service\us95a
 NPV Data Input Section                                                     14-Jul-99
 Scheduled Cash Flows as of the                        Cut-off Date            pool 1             pool 2             pool 3
  End of the Fiscal                                      756,797.64              0.00               0.00               0.00
      Month                                            3,661,241.89              0.00               0.00               0.00
 Line 0 is Scheduled                                   4,012,602.90              0.00               0.00               0.00
  Amount Delinquent                                    3,907,325.73              0.00               0.00               0.00
                                                       5,254,112.46              0.00               0.00               0.00
                                                       6,443,901.17              0.00               0.00               0.00
                                                       5,675,841.78              0.00               0.00               0.00
                                                       9,401,221.89              0.00               0.00               0.00
                                                       5,176,887.89              0.00               0.00               0.00
                                                       7,504,062.59              0.00               0.00               0.00
                                                      25,460,912.46              0.00               0.00               0.00
                                                      17,161,198.48              0.00               0.00               0.00
                                                       9,725,133.70              0.00               0.00               0.00
                                                       5,313,727.52              0.00               0.00               0.00
                                                       4,141,877.81              0.00               0.00               0.00
                                                       3,728,364.97              0.00               0.00               0.00
                                                       4,893,554.35              0.00               0.00               0.00
                                                       6,214,011.07              0.00               0.00               0.00
                                                       5,387,093.37              0.00               0.00               0.00
                                                       8,842,052.74              0.00               0.00               0.00
                                                       4,928,939.62              0.00               0.00               0.00
                                                       7,229,379.49              0.00               0.00               0.00
                                                      25,037,082.60              0.00               0.00               0.00
                                                      16,779,221.10              0.00               0.00               0.00
                                                       9,308,425.49              0.00               0.00               0.00
                                                       4,795,285.30              0.00               0.00               0.00
                                                       3,781,783.09              0.00               0.00               0.00
                                                       3,273,512.75              0.00               0.00               0.00
                                                       4,371,478.35              0.00               0.00               0.00
                                                       5,537,022.24              0.00               0.00               0.00
                                                       4,897,672.87              0.00               0.00               0.00
                                                       8,011,042.60              0.00               0.00               0.00
                                                       4,491,987.98              0.00               0.00               0.00
                                                       6,683,794.29              0.00               0.00               0.00
                                                      24,058,728.76              0.00               0.00               0.00
                                                      15,848,613.80              0.00               0.00               0.00
                                                       8,320,850.71              0.00               0.00               0.00
                                                       3,990,580.08              0.00               0.00               0.00
                                                       2,991,922.80              0.00               0.00               0.00
                                                       2,433,481.82              0.00               0.00               0.00
                                                       3,283,542.26              0.00               0.00               0.00
                                                       4,374,194.28              0.00               0.00               0.00
                                                       3,724,329.06              0.00               0.00               0.00
                                                       6,417,821.23              0.00               0.00               0.00
                                                       3,114,191.49              0.00               0.00               0.00
                                                       4,864,826.68              0.00               0.00               0.00
                                                      20,215,309.91              0.00               0.00               0.00
                                                      12,909,728.71              0.00               0.00               0.00
                                                       6,349,954.88              0.00               0.00               0.00
                                                       2,282,299.00              0.00               0.00               0.00
                                                       1,264,180.73              0.00               0.00               0.00
                                                         684,213.18              0.00               0.00               0.00
                                                       1,214,774.34              0.00               0.00               0.00
                                                       1,940,632.37              0.00               0.00               0.00
                                                       1,492,868.04              0.00               0.00               0.00
                                                       3,355,837.69              0.00               0.00               0.00
                                                       1,372,485.44              0.00               0.00               0.00
                                                       2,427,126.28              0.00               0.00               0.00
                                                      14,388,915.95              0.00               0.00               0.00
                                                       8,159,079.37              0.00               0.00               0.00
                                                       2,986,211.22              0.00               0.00               0.00
                                                         715,159.00              0.00               0.00               0.00
                                                         236,175.21              0.00               0.00               0.00
                                                          27,528.60              0.00               0.00               0.00
                                                          42,207.34              0.00               0.00               0.00
                                                          47,609.45              0.00               0.00               0.00
                                                           8,162.69              0.00               0.00               0.00
                                                         121,075.68              0.00               0.00               0.00
                                                          15,557.18              0.00               0.00               0.00
                                                         101,621.40              0.00               0.00               0.00
                                                         437,852.74              0.00               0.00               0.00
                                                         196,938.60              0.00               0.00               0.00
                                                          61,221.73              0.00               0.00               0.00
                                                          17,674.81              0.00               0.00               0.00

 Total Time Balance of Scheduled Cash Flows
                                                     418,284,034.69              0.00               0.00               0.00


Us95a                                             Page 1 of 10



    ========================================================================================================================

    CASE EQUIPMENT LOAN TRUST 1995-A
    $576,000,000 7.30% Asset Backed Notes due March 15, 2002
    $24,000,000 7.65% Asset Backed Certificates due March 15, 2002

    Prepared by Lisa Sorenson Phone 414-636-6184

    Payment Date                                                                  14-Jul-99
    Month Begin                                                                   30-May-99
    Month End                                             28-Feb-95               29-Jun-99
    Days in accrual period (30/360)                                                      30

    PART I -- MONTHLY DATA INPUT

    Total Receipts During the Period                                                  $0.00

    Warranty Repurchases
        Contracts deferred beyond final maturity date                                 $0.00
        Government obligors                                                           $0.00
              Total Warranty Repurchases                                              $0.00

    Total Collections For The Period                                                  $0.00

    Miscellaneous Data
        Aggregate Scheduled Amounts 30 - 59 days past due                             $0.00
        Aggregate Scheduled Amounts 60 days or more past due                          $0.00
        Net Losses on Liquidated Receivables                                          $0.00
        Number of Loans at Beginning of Period                                            0
        Number of Loans at End of Period                                                  0
        Repossessed Equipment not Sold or Reassigned (Beginning)                      $0.00
        Repossessed Equipment not Sold or Reassigned (End)                            $0.00
        Reinvestment Income                                                           $0.00
        Pre-Funding Account Reinvestment Income                                       $0.00

    ========================================================================================================================



Us95a                                             Page 2 of 10

    PART II -- SERVICING CALCULATIONS                                             14-Jul-99

    1. Date and Uses of Collection Account Balance                     pool 1                  pool 2       pool 3

    Initial Pool Balance                                                    $600,998,991.37
    Wtd. Avg. APR                                            7.564%                  7.564%          7.482%         7.806%
    Contract Value (Beg. of Month)                                                    $0.00           $0.00          $0.00
    Contract Value (End of Month)                   $352,717,651.45                   $0.00           $0.00          $0.00
    Contract Value Decline                                                            $0.00           $0.00          $0.00

    Total Collections and Investment Income for the period                            $0.00

    Yield Supplement Amount                                                           $0.00
    Negative Carry Amount                                                        $31,122.45

    Total Distribution Amount (TDA)                                              $31,122.45

    Principal Distribution Amount  (PDA)                                              $0.00
    Interest Distribution Amount  (IDA)                                          $31,122.45

    2.  Calculation of Distributable Amounts

    Note Beginning Principal Balance                                                  $0.00
    Noteholders' Principal Carryover Shortfall (Previous Period)                      $0.00
    Noteholders' Share of the Principal Distribution Amount                          96.00%
    Noteholders' Principal Distributable Amount                                       $0.00

    Certificate Beginning Principal Balance                                   $4,881,953.16
    Certificateholders' Principal Carryover Shortfall (Previous Period)               $0.00
    Certificateholders' Share of the Principal Distribution Amount                    4.00%
    Certificateholders' Principal Distributable Amount                                $0.00

    Interest Accrued on Notes this period                     7.30%                   $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period)                       $0.00
    Interest Due (in Arrears) on above Shortfall                                      $0.00
    Noteholders' Interest Distributable Amount                                        $0.00

    Interest Accrued on Certificates this period              7.65%              $31,122.45
    Certificateholders' Interest Carryover Shortfall (Previous Period)                $0.00
    Interest Due (in Arrears) on Above Beginning Shortfall                            $0.00
    Certificateholders' Interest Distributable Amount                            $31,122.45

    3.  Allocation of Total Distribution Amount

    Total Distribution Amount                                                    $31,122.45

    Administration Fee Shortfall (Previous Period)                                    $0.00
    Administration Fee Accrued during this Per$500/qtr.                             $166.67
    Administration Fee Paid this Period from TDA                                    $166.67
    Administration Fee Shortfall                                                      $0.00

    Total Distribution Amount Remaining                                          $30,955.78

    Noteholders' Interest Distributable Amount                                        $0.00
    Noteholders' Interest Paid this Period from TDA                                   $0.00
    Prelim. Noteholders' Interest Carryover Shortfall                                 $0.00

    Total Distribution Amount Remaining                                          $30,955.78

    Noteholders' Principal Distributable Amount                                       $0.00
    Noteholders' Principal Paid this Period from TDA                                  $0.00
    Prelim. Noteholders' Principal Carryover Shortfall                                $0.00

                                                  Page 3 of 10



    Total Distribution Amount Remaining                                          $30,955.78

    Certificateolders' Interest Distributable Amount                             $31,122.45
    Certificateholders' Interest Paid this Period from TDA                       $30,955.78
    Prelim. Certificateholders' Interest Carryover Shortfall                        $166.67

    Total Distribution Amount Remaining                                               $0.00

    Certificateholders' Principal Distributable Amount                                $0.00
    Certificateholders' Principal Paid this Period from TDA                           $0.00
    Prelim. Certificateholders' Principal Carryover Shortfall                         $0.00

    Total Distribution Amount Remaining                                               $0.00

    Servicing Fee Shortfall (Previous Period)                                         $0.00
    Servicing Fees Accrued during this Period                 1.00%                   $0.00
    Servicing Fees Paid this Period from TDA                                          $0.00
    Servicing Fee Shortfall                                                           $0.00

    Total Distribution Amount Remaining to Deposit to Spread Acct                     $0.00

    4.  Reconciliation of Pre-Funding Account

    Beginning Pre-Funding Account Balance                                            ($0.00)

    New Collateral Purchased                                                          $0.00
    Deposit to Spread Account                                                         $0.00
    Deposit to YSA                                                                    $0.00
    Payment to Seller                                                                 $0.00

    Ending Pre-Funding Account Balance                                               ($0.00)

    5.  Reconciliation of Yield Supplement Account

    Beginning Yield Supplement Account Balance                              ($31,991,085.90)

    Receivables Percentage                                                           0.000%
    Yield Supplement Amount                                                           $0.00
    Cumulative Yield Supplement Amount                                       $52,732,521.90
    Deposit to YSA for purchased collateral                                           $0.00
    Original YSA Balance                                                     $21,522,322.00
    Maximum YSA Amount                                                       $15,806,006.42
    Required YSA Balance                                                    ($31,210,199.90)
    Interim Ending YSA Balance                                              ($31,991,085.90)
    YSA Released to Seller                                                            $0.00

    Ending Yield Supplement Account Balance                                 ($31,991,085.90)

    6.  Reconciliation of Negative Carry Account

    Beginning Negative Carry Account Balance                                    ($31,122.45)

    Pre-Funded Percentage                                                          100.000%
    Negative Carry Amount                                                        $31,122.45
    Cumulative Negative Carry Amount                                            $818,478.43
    Maximum Negative Carry Amount                                                     $0.00
    Required Negative Carry Account Balance                                           $0.00
    Interim Ending Negative Carry Account Balance                               ($62,244.90)
    Negative Carry Amount Released to Seller                                          $0.00

    Ending Negative Carry Account Balance                                       ($62,244.90)

                                                 Page 4 of 10



    7.  Distributions from Spread Account

    BeginningSpread Account Balance                                           $4,881,786.50
    Deposit to Spread Account from Pre-Funding Account                                $0.00
    Deposit to Spread Account from Excess Collections over Distributions              $0.00

    Distribution from Spread Account to Noteholders' Distr. Account                   $0.00
    Adjustment to Noteholder Interest Carryover Shortfall                             $0.00
    Adjustment to Noteholder Principal Carryover Shortfall                            $0.00

    Prelim. Spread Account Balance Remaining                                  $4,881,786.50

    Distribution from Spread Account to Certificateholders' Distr. Account          $166.67
    Adjustment to Certificateholders' Interest Carryover Shortfall                  $166.67
    Adjustment to Certificateholders' Principal Carryover Shortfall                   $0.00

    Prelim. Spread Account Balance Remaining                                  $4,881,619.83

    Cumulative Realized Losses since 28-February-95 (Cut-off Date)            $1,702,418.09
    NOe Cum. Realized Losses > 2.25% of Initial Pool Balance?
    12*(Realized Losses during Collection Period + Repos at end of Collection Period) $0.00
    NO 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?
    60 day or > Delinquent Scheduled Amounts                                          $0.00
    NOe 60 day or > Delinquencies > 2.25% of Ending Pool Balance?
    Are any of the three conditions "YES"?                          NO

    Preliminary Note Principal Balance (End of Period)                                $0.00
    Preliminary Certificate Principal Balance (End of Period)                 $4,881,953.16
    Preliminary Total Principal Balance of Notes and Certificates             $4,881,953.16

    Specified Spread Acct Balance (Before Distribution of 5.06 (b) (ii))      $4,881,953.16
 Greater of:
    (a)  4.00% of Pool Balance at end of Collection Pd; and                           $0.00

    (b)  2.5% of Initial Balance (Until Outstanding Note and Certificate
           Balance = Spread Account)                          2.50%          $15,024,974.78

    Prelim. Spread Account Balance Remaining                                  $4,881,619.83
    Prelim. Excess Spread Account Balance                                             $0.00

    TurbosDateom Spread Account to Seller as "Excess Servicing Fee"                   $0.00
    Release from Spread Account to Noteholders as Principal                       15-O$0.00
    Ending Spread Account Balance (after distributions)                       $4,881,619.83
    Net Change in Spread Account Balance                                           ($166.67)

    8.  Ending Balances
    Note Interest Carryover Shortfall  (Ending Balance)                               $0.00
    Note Principal Carryover Shortfall  (Ending Balance)                              $0.00
    Certificateholders' Interest Carryover Shortfall  (Ending Balance)                $0.00
    Certificateholders' Principal Carryover Shortfall  (Ending Balance)               $0.00

    Note Principal Balance (End of Period)                                            $0.00
    Certificate Principal Balance (End of Period)                             $4,881,953.16
    Total Principal Balance of Notes and Certificates                         $4,881,953.16

    Note Pool Factor (End of Period)                $576,000,000.00               0.0000000
    Certificate Pool Factor (End of Period)          $24,000,000.00               0.2034147
    Total Notes & Certificates Pool Factor (End of Period)                        0.0081366

    Specified Spread Account Balance (after all distributions and adjustments)$4,881,619.83


                                                  Page 5 of 10

============================================================================================
 CASE EQUIPMENT LOAN TRUST 1995-A
 STATEMENT TO NOTEHOLDERS

 $576,000,000 7.30% Asset Backed Notes due March 15, 2002
 $24,000,000 7.65% Asset Backed Certificates due March 15, 2002

 Payment Date:                                                                    14-Jul-99

 (1)  Amount of principal being paid on Notes:                                        $0.00
        per $1,000 original principal amount:                                    0.00000000

 (2)  Amount of interest being paid on Notes:                                         $0.00
         per $1,000 original principal amount:                                   0.00000000

 (3)  Pool Balance at end of related Collection Period:                               $0.00

 (4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of notes:                                   $0.00
        (ii) Note Pool Factor:                                                    0.0000000

    (b) (i)  Certificate Balance                                              $4,881,953.16
        (ii) Certificate Pool Factor:                                             0.2034147

 (5)  Amount of Servicing Fee:                                                        $0.00
             per $1,000 Original Pool Balance:                                   0.00000000

 (6)  Amount of Administration Fee:                                                 $166.67
             per $1,000 Original Pool Balance:                                   0.00027732

 (7)  Aggregate Purchase Amounts for Collection Period:                               $0.00

 (8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                         $0.00

 (9)  Amount in Spread Account:                                               $4,881,619.83

 (10) Amount in Pre-Funding Account:                                                 ($0.00)

 (11) For the Final payment date with respect to the Funding PNA
      Remaining Pre-Funded Amount

 (12) Amount in Yield Supplement Account:                                   ($31,991,085.90)

 (13) Amount in Negative Carry Account:                                         ($62,244.90)
============================================================================================


                                                  Page 6 of 10

Us95a


 CASE EQUIPMENT LOAN TRUST 1995-A

 STATEMENT TO CERTIFICATEHOLDERS

 $576,000,000 7.30% Asset Backed Notes due March 15, 2002
 $24,000,000 7.65% Asset Backed Certificates due March 15, 2002



 Payment Date:                                                                    14-Jul-99

 (1)  Amount of principal being paid or distributed:

    (a)  Notes:                                                                       $0.00
           per $1,000 original principal amount:                                 0.00000000

    (b)  Certificates:                                                                $0.00
           per $1,000 original principal amount:                                 0.00000000

    (c)  Total:                                                                       $0.00

 (2)   Amount of interest being paid or distributed:

    (a)  Notes:                                                                       $0.00
           per $1,000 original principal amount:                                 0.00000000

    (b)  Certificates:                                                           $31,122.45
           per $1,000 original principal amount:                                 1.29676881

    (c)  Total:                                                                  $31,122.45

 (3)  Pool Balance at end of related Collection Period:                               $0.00

 (4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of notes:                                   $0.00
        (ii) Note Pool Factor:                                                    0.0000000

    (c) (i)  Certificate Balance                                              $4,881,953.16
        (ii) Certificate Pool Factor:                                             0.2034147

 (5)  Amount of Servicing Fee:                                                        $0.00
      per $1,000 Original Pool Balance:                                          0.00000000

 (6)  Amount of Administration Fee:                                                 $166.67
      per $1,000 Original Pool Balance:                                          0.00027732

 (7)  Aggregate Purchase Amounts for Collection Period:                               $0.00

 (8)  Aggregate amount of Realized Losses for the
      Collection Period:                                                              $0.00

 (9)  Amount in Spread Account:                                               $4,881,619.83

 (10) Amount in Pre-Funding Account:                                                 ($0.00)

 (11) For the Final payment date with respect to the Funding PNA
      Remaining Pre-Funded Amount

 (12) Amount in Yield Supplement Account:                                   ($31,991,085.90)

 (13) Amount in Negative Carry Account:                                         ($62,244.90)



    Us95a                                         Page 7 of 10





 ==========================================================================================================================
 CASE EQUIPMENT LOAN TRUST 1995-A

 $576,000,000 7.30% Asset Backed Notes due March 15, 2002
 $24,000,000 7.65% Asset Backed Certificates due March 15, 2002 423 424

 PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

 Payment Date:                                                                    14-Jul-99

 (1)  Payment of Administration Fee to Administrator:                               $166.67

 (2)  Noteholders' Interest Distributable Amount to be
         deposited into Noteholders' Distribution Account:                            $0.00

 (3)  Noteholders' Principal Distributable Amount to be
         deposited into Noteholders' Distribution Account:                            $0.00

 (4)  Certificateholders' Interest Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                $31,122.45

 (5)  Certificateholders' Principal Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                     $0.00

 (6)  Payment of Servicing Fee to Servicer:                                           $0.00

 (7)  Deposit to Spread Account:                                                      $0.00

 Check for Error                                                    ERROR
 Sum of Above Distributions                                                      $31,289.12
 Total Distribution Amount plus Turbo                                            $31,122.45


                                                  Page 8 of 10



 ==========================================================================================================================
 CASE EQUIPMENT LOAN TRUST 1995-A

 SERVICER'S CERTIFICATE

 $576,000,000 7.30% Asset Backed Notes due March 15, 2002
 $24,000,000 7.65% Asset Backed Certificates due March 15, 2002


 Payment Date:                                                                                             14-Jul-99
 (1)  Total Distribution Amount:                                                                          $31,122.45

 (2)  Administration Fee:                                                                                    $166.67

 (3)  Noteholders' Interest Distributable Amount:                                                              $0.00

 (4)  Noteholders' Interest Carryover Shortfall:                                                               $0.00

 (5)  Noteholders' Percentage:                                                                                   96%

 (6)  Noteholders' Principal Distributable Amount:                                                             $0.00

 (7)  Noteholders' Principal Carryover Shortfall:                                                              $0.00

 (8)  Noteholders' Distributable Amount:                                                                       $0.00

 (9)  Certificateholders' Interest Distributable Amount:                                                  $31,122.45

 (10)  Certificateholders' Interest Carryover Shortfall:                                                       $0.00

 (11)  Certificateholders' Percentage:                                                                            4%

 (12)  Certificateholders' Principal Distributable Amount:                                                     $0.00

 (13)  Certificateholders' Principal Carryover Shortfall:                                                      $0.00

 (14)  Certificateholders' Distributable Amount:                                                          $31,122.45

 (15)  Servicing Fee:                                                                                          $0.00

 (16)  Deposit to Spread Account (before any distributions of excess):                                         $0.00

 (17)  Specified Spread Account Balance (after all distributions and adjustments) :                   $15,024,974.78
    The greater of:
    (a) 4.00% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs plus                                                           $0.00

    (b)  2.5% of Initial Balance (Until Outstanding Note and Certificate                              $15,024,974.78
           Balance = Spread Account)

                                                  Page 9 of 10

 STATEMENT TO CERTIFICATEHOLDERS

 SERVICER'S CERTIFICATE (CONTINUED)

 (18)  Spread Account Trigger Tests:
    (a)  (i)  Aggregate Realized Losses from the Cutoff Date through
               the end of the related Collection Period:                                               $1,702,418.09

         (ii) 2.25% of the Original Pool Balance:                                                     $13,522,477.31

    (b)  (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
              has been repossessed but in which the receivable has not been liquidated:                        $0.00

         (ii) 1.65% of the Pool Balance at the beginning of the Collection Period:                             $0.00

    (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
              as of the end of the related Collection Period:                                                  $0.00

         (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs:                                                                $0.00

 (19)  Spread Account Balance over the Specified Spread Account Balance:                                       $0.00

 (20)  Excess Amount in Spread Account Distributed To:
    (a) Seller:                                                                                                $0.00
    (b) Seller:  Release of Excess Amount in Yield Supplement Account                                          $0.00
    (c) Noteholders:                                                                                           $0.00

 (21)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account (other than as set forth in (32)(b) above):                             $0.00

 (22)  Amount to be withdrawn from the Spread Account and deposited
    into the Certificate Distribution Account:                                                               $166.67

 (23)  Pool Balance as of the opening of business on the first day of
            the Collection Period in which the Payment Date occurs:                                            $0.00

 (24)  After giving effect to all distributions on such Payment Date:
            Outstanding Principal Balance of Notes:                                                            $0.00
            Note Pool Factor:                                                                              0.0000000

            Outstanding Principal Balance of the Certificates:                                         $4,881,953.16
            Certificate Pool Factor:                                                                       0.2034147

 (25)  Aggregate Purchase Amounts for related Collection Period:                                               $0.00

 (26)  Aggregate Amount of Realized Losses for the related Collection Period:                                  $0.00

 (27)  Spread Account Balance after giving effect to all distributions:                                $4,881,619.83

                                                  Page 10 of 10





     CASE EQUIPMENT LOAN TRUST 1995-B
     $100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
     $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
     $294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
     $26,000,000 6.45% Asset Backed Certificates due September 15, 2002

     Prepared by Lisa Sorenson Phone 414-636-6184

     NPV Data Input Section                                 IRR Calc                15-Jul-99
     Scheduled Cash Flows as of the                                    8.319%       pool 1            pool 2           pool 3
      End of the Fiscal                          0            (375,056,914.00)           0.00              0.00             0.00
          Month                                  1               7,065,483.08            0.00              0.00             0.00
     Line 0 is Scheduled                         2               5,497,424.34            0.00              0.00             0.00
      Amount Delinquent                          3               6,911,943.75            0.00              0.00             0.00
                                                 4              13,755,624.68            0.00              0.00             0.00
                                                 5              10,320,462.30            0.00              0.00             0.00
                                                 6               6,063,795.64            0.00              0.00             0.00
                                                 7               6,187,590.06            0.00              0.00             0.00
                                                 8              10,444,882.53            0.00              0.00             0.00
                                                 9              11,257,480.67            0.00              0.00             0.00
                                                10              12,103,680.98            0.00              0.00             0.00
                                                11              13,868,539.05            0.00              0.00             0.00
                                                12              11,237,527.54            0.00              0.00             0.00
                                                13               7,211,321.42            0.00              0.00             0.00
                                                14               5,108,428.29            0.00              0.00             0.00
                                                15               6,956,327.97            0.00              0.00             0.00
                                                16              13,951,027.49            0.00              0.00             0.00
                                                17              10,189,666.03            0.00              0.00             0.00
                                                18               5,786,133.77            0.00              0.00             0.00
                                                19               6,008,036.09            0.00              0.00             0.00
                                                20              10,019,601.65            0.00              0.00             0.00
                                                21              10,876,927.96            0.00              0.00             0.00
                                                22              11,717,351.64            0.00              0.00             0.00
                                                23              13,292,442.97            0.00              0.00             0.00
                                                24              10,769,940.61            0.00              0.00             0.00
                                                25               6,807,002.99            0.00              0.00             0.00
                                                26               4,622,643.12            0.00              0.00             0.00
                                                27               6,520,941.54            0.00              0.00             0.00
                                                28              13,253,785.46            0.00              0.00             0.00
                                                29               9,545,425.28            0.00              0.00             0.00
                                                30               5,316,722.42            0.00              0.00             0.00
                                                31               5,492,559.12            0.00              0.00             0.00
                                                32               9,259,151.29            0.00              0.00             0.00
                                                33              10,091,918.30            0.00              0.00             0.00
                                                34              10,667,452.02            0.00              0.00             0.00
                                                35              11,924,557.05            0.00              0.00             0.00
                                                36               9,592,980.21            0.00              0.00             0.00
                                                37               5,571,999.63            0.00              0.00             0.00
                                                38               3,525,826.06            0.00              0.00             0.00
                                                39               5,110,243.54            0.00              0.00             0.00
                                                40              11,200,013.98            0.00              0.00             0.00
                                                41               7,862,891.62            0.00              0.00             0.00
                                                42               4,170,368.98            0.00              0.00             0.00
                                                43               4,180,220.31            0.00              0.00             0.00
                                                44               7,194,052.79            0.00              0.00             0.00
                                                45               7,888,376.20            0.00              0.00             0.00
                                                46               8,111,468.65            0.00              0.00             0.00
                                                47               8,851,625.45            0.00              0.00             0.00
                                                48               6,473,689.43            0.00              0.00             0.00
                                                49               2,558,905.47            0.00              0.00             0.00
                                                50                 987,593.55            0.00              0.00             0.00
                                                51               1,988,949.69            0.00              0.00             0.00
                                                52               6,389,191.39            0.00              0.00             0.00
                                                53               4,265,291.38            0.00              0.00             0.00
                                                54               1,579,374.37            0.00              0.00             0.00
                                                55               1,180,951.76            0.00              0.00             0.00
                                                56               2,293,132.32            0.00              0.00             0.00
                                                57               2,688,019.89            0.00              0.00             0.00
                                                58               2,713,276.68            0.00              0.00             0.00
                                                59               3,895,027.62            0.00              0.00             0.00
                                                60               3,049,513.88            0.00              0.00             0.00
                                                61                 888,385.50            0.00              0.00             0.00
                                                62                 151,117.06            0.00              0.00             0.00
                                                63                 381,464.41            0.00              0.00             0.00
                                                64                 339,379.02            0.00              0.00             0.00
                                                65                 180,746.13            0.00              0.00             0.00
                                                66                  87,347.49            0.00              0.00             0.00
                                                67                  17,948.98            0.00              0.00             0.00
                                                68                  89,040.34            0.00              0.00             0.00
                                                69                 217,072.75            0.00              0.00             0.00
                                                70                  66,233.26            0.00              0.00             0.00
                                                71                 502,016.97            0.00              0.00             0.00
                                                72                       0.00            0.00              0.00             0.00
                                                73                       0.00            0.00              0.00             0.00

     Total Time Balance of Scheduled Cash Flows
                                                               446,347,535.86            0.00              0.00             0.00


           Us95b                                                                                                      PAGE -- 1
          ============================================================================



       CASE EQUIPMENT LOAN TRUST 1995-B
       $100,000,000 CLASS A-1 5.825% MONEY MARKET ASSET BACKED NOTES DUE SEPTEMBER 15, 1996
       $230,000,000 CLASS A-2 5.95% ASSET BACKED NOTES DUE SEPTEMBER 15, 2000
       $294,000,000 CLASS A-3 6.15% ASSET BACKED NOTES DUE SEPTEMBER 15, 2002
       $26,000,000 6.45% ASSET BACKED CERTIFICATES DUE SEPTEMBER 15, 2002

       Prepared by Sandra Tomlinson Phone 414-636-7833

       Payment Date                                                                            15-Jul-99
       Month Begin                                                                             01-Jun-99
       Month End                                                                               30-Jun-99
       Days in accrual period (30/360)                                                                30

       PART I -- MONTHLY DATA INPUT

       Total Receipts During the Period                                                            $0.00

       Warranty Repurchases
           Contracts deferred beyond Final Scheduled Maturity Date                                 $0.00
           Government obligors                                                                     $0.00
                 Total Warranty Repurchases                                                        $0.00

       Total Collections For The Period                                                            $0.00

       Miscellaneous Data
           Aggregate Scheduled Amounts 30 - 59 days past due                                       $0.00
           Aggregate Scheduled Amounts 60 days or more past due                                    $0.00
           Net Losses on Liquidated Receivables                                                    $0.00
           Number of Loans at Beginning of Period                                                      0
           Number of Loans at End of Period                                                            0
           Repossessed Equipment not Sold or Reassigned (Beginning)                                $0.00
           Repossessed Equipment not Sold or Reassigned (End)                                      $0.00
           Reinvestment Income (including Pre-Funding Account)                                     $0.00
           Pre-Funding Account Reinvestment Income                                                 $0.00


Us95b                                                                                                                   PAGE -- 2






      ============================================================================

      PART II -- SERVICING CALCULATIONS                                                       15-Jul-99

      1.  Sources and Uses of Collection Account Balance                       pool 1                pool 2        pool 3

      Initial Pool Balance                                                              $650,228,245.97
      Wtd. Avg. APR                                                                              8.320%      8.820%      8.787%
      Contract Value (Beg. of Month)                                                              $0.00      $0.00       $0.00
      Contract Value  (End of Month)                                                              $0.00      $0.00       $0.00
      Contract Value Decline                                                                      $0.00      $0.00       $0.00

      Total Collections and Investment Income for the period                                      $0.00

      Yield Supplement Amount                                                            #DIV/0!
      Negative Carry Amount                                                              #DIV/0!

      Total Distribution Amount (TDA)                                                    #DIV/0!

      Principal Distribution Amount  (PDA)                                                        $0.00
      Interest Distribution Amount  (IDA)                                                #DIV/0!

      2.  Calculation of Distributable Amounts

      A-1 Note Beginning Principal Balance                                               #DIV/0!
      A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                   #DIV/0!
      A-1 Noteholders' Share of the Principal Distribution Amount                        #DIV/0!
      A-1 Noteholders' Principal Distributable Amount                                    #DIV/0!

      A-2 Note Beginning Principal Balance                                               #DIV/0!
      A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                   #DIV/0!
      A-2 Noteholders' Share of the Principal Distribution Amount                        #DIV/0!
      A-2 Noteholders' Principal Distributable Amount                                    #DIV/0!

      A-3 Note Beginning Principal Balance                                               #DIV/0!
      A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                   #DIV/0!
      A-3 Noteholders' Share of the Principal Distribution Amount                        #DIV/0!
      A-3 Noteholders' Principal Distributable Amount                                    #DIV/0!

      Certificate Beginning Principal Balance                                            #DIV/0!
      Certificateholders' Principal Carryover Shortfall (Previous Period)                #DIV/0!
      Certificateholders' Share of the Principal Distribution Amount                     #DIV/0!
      Certificateholders' Principal Distributable Amount                                 #DIV/0!

      Interest Accrued on Class A-1 Notes this period                                    #DIV/0!
      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to A-1 Notes                                                           #DIV/0!
      Interest Due (in Arrears) on above Shortfall                                       #DIV/0!
      Noteholders' Interest Distributable Amount applicable to A-1 Notes                 #DIV/0!

      Interest Accrued on Class A-2 Notes this period                                    #DIV/0!
      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to A-2 Notes                                                           #DIV/0!
      Interest Due (in Arrears) on above Shortfall                                       #DIV/0!
      Noteholders' Interest Distributable Amount applicable to A-2 Notes                 #DIV/0!

      Interest Accrued on Class A-3 Notes this period                                    #DIV/0!
      Noteholders' Interest Carryover Shortfall (Previous Period)
       applicable to A-3 Notes                                                           #DIV/0!
      Interest Due (in Arrears) on above Shortfall                                       #DIV/0!
      Noteholders' Interest Distributable Amount applicable to A-3 Notes                 #DIV/0!

      Interest Accrued on Class A-1, A-2, and A-3 Notes this period                      #DIV/0!
      Noteholders' Interest Carryover Shortfall (Previous Period)                        #DIV/0!
      Interest Due (in Arrears) on above Shortfall                                       #DIV/0!
      Noteholders' Interest Distributable Amount                                         #DIV/0!

      Interest Accrued on Certificates this period                                       #DIV/0!
      Certificateholders' Interest Carryover Shortfall (Previous Period)                 #DIV/0!
      Interest Due (in Arrears) on Above Shortfall                                       #DIV/0!
      Certificateholders' Interest Distributable Amount                                  #DIV/0!


                                                                                                                        PAGE -- 3

      3.  Allocation of Total Distribution Amount

      Total Distribution Amount                                                          #DIV/0!

      Administration Fee Shortfall (Previous Period)                                     #DIV/0!
      Administration Fee Accrued during this Period                                             $166.67
      Administration Fee Paid this Period from TDA                                       #DIV/0!
      Administration Fee Shortfall                                                       #DIV/0!

      Total Distribution Amount Remaining                                                #DIV/0!

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1
      Notes                                                                              #DIV/0!
      Interest Due (in Arrears) on above Shortfall                                       #DIV/0!
      Interest Accrued on Class A-1 Notes this period                                    #DIV/0!
      Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA            #DIV/0!
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)             #DIV/0!

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2
      Notes                                                                              #DIV/0!
      Interest Due (in Arrears) on above Shortfall                                       #DIV/0!
      Interest Accrued on Class A-2 Notes this period                                    #DIV/0!
      Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA            #DIV/0!
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)             #DIV/0!

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3
      Notes                                                                              #DIV/0!
      Interest Due (in Arrears) on above Shortfall                                       #DIV/0!
      Interest Accrued on Class A-3 Notes this period                                    #DIV/0!
      Noteholders' Interest  applicable to A-3 Notes Paid this Period from TDA           #DIV/0!
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)             #DIV/0!

      Noteholders' Interest Carryover Shortfall (Previous Period)                        #DIV/0!
      Interest Due (in Arrears) on above Shortfall                                       #DIV/0!
      Interest Accrued on Class A-1, A-2, and A-3 Notes this period                      #DIV/0!
      Noteholders' Interest Paid this Period from TDA                                    #DIV/0!
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period)             #DIV/0!

      Total Distribution Amount Remaining                                                #DIV/0!

      A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                   #DIV/0!
      A-1 Noteholders' Monthly Principal Distributable Amount                            #DIV/0!
      A-1 Noteholders' Principal Distributable Amount Paid from TDA                      #DIV/0!
      Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)        #DIV/0!

      Total Distribution Amount Remaining                                                #DIV/0!

      A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                   #DIV/0!
      A-2 Noteholders' Monthly Principal Distributable Amount                            #DIV/0!
      A-2 Noteholders' Principal Distributable Amount Paid from TDA                      #DIV/0!
      Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)        #DIV/0!

      Total Distribution Amount Remaining                                                #DIV/0!

      A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                   #DIV/0!
      A-3 Noteholders' Monthly Principal Distributable Amount                            #DIV/0!
      A-3 Noteholders' Principal Distributable Amount Paid from TDA                      #DIV/0!
      Prelim. A-3 Noteholders' Principal Carryover Shortfall (Current Period)            #DIV/0!

      Total Distribution Amount Remaining                                                #DIV/0!

      Certificateholders' Interest Carryover Shortfall (Previous Period)                 #DIV/0!
      Interest Due (in Arrears) on Above Shortfall                                       #DIV/0!
      Interest Accrued on Certificates this period                                       #DIV/0!
      Certificateholders' Interest Paid this Period from TDA                             #DIV/0!
      Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)      #DIV/0!

      Total Distribution Amount Remaining                                                #DIV/0!

      Certificateholders' Principal Carryover Shortfall (Previous Period)                #DIV/0!
      Certificateholders' Principal Distributable Amount applicable to current period    #DIV/0!
      Certificateholders' Principal Distributable Amount Paid from TDA                   #DIV/0!
      Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)         #DIV/0!

      Total Distribution Amount Remaining                                                #DIV/0!


                                                                                                                        PAGE -- 4

      Servicing Fee Shortfall (Previous Period)                                          #DIV/0!
      Servicing Fees Accrued during this Period                                                   $0.00
      Servicing Fees Paid this Period from TDA                                           #DIV/0!
      Servicing Fee Shortfall                                                            #DIV/0!

      Total Distribution Amount Remaining to Deposit to Spread Acct                      #DIV/0!

      4.  Reconciliation of Pre-Funding Account

      Beginning Pre-Funding Account Balance                                                       $0.00

      New Collateral Purchased                                                                    $0.00
      Deposit to Spread Account                                                                   $0.00
      Deposit to YSA                                                                              $0.00
      Payment to Seller                                                                           $0.00

      Ending Pre-Funding Account Balance                                                          $0.00

      5.  Reconciliation of Yield Supplement Account

      Beginning Yield Supplement Account Balance                                         #DIV/0!

      Receivables Percentage                                                             #DIV/0!
      Yield Supplement Amount                                                            #DIV/0!
      Cumulative Yield Supplement Amount                                                 #DIV/0!
      Deposit to YSA for purchased collateral                                                     $0.00
      Original YSA Balance                                                                $2,284,539.32
      Maximum YSA Amount                                                                  $2,123,440.01
      Required YSA Balance                                                               #DIV/0!
      Interim Ending YSA Balance                                                         #DIV/0!
      YSA Released to Seller                                                             #DIV/0!

      Ending Yield Supplement Account Balance                                            #DIV/0!

      6.  Reconciliation of Negative Carry Account

      Beginning Negative Carry Account Balance                                           #DIV/0!

      Pre-Funded Percentage                                                              #DIV/0!
      Negative Carry Amount                                                              #DIV/0!
      Cumulative Negative Carry Amount                                                   #DIV/0!
      Maximum Negative Carry Amount                                                      #DIV/0!
      Required Negative Carry Account Balance                                            #DIV/0!
      Interim Ending Negative Carry Account Balance                                      #DIV/0!
      Negative Carry Amount Released to Seller                                           #DIV/0!

      Ending Negative Carry Account Balance                                              #DIV/0!

      7.  Distributions from Spread Account

      Beginning Spread Account Balance                                                   #DIV/0!
      Deposit to Spread Account from Pre-Funding Account                                          $0.00
      Deposit to Spread Account from Excess Collections over Distributions               #DIV/0!

      Distribution from Spread Account to Noteholders' Distr. Account                    #DIV/0!
      Adjustment to Preliminary Noteholders' Interest over Shortfall (Current Period)
       applicable to A-1 Notes                                                           #DIV/0!
      Adjustment to Preliminary Noteholders' Interest over Shortfall (Current Period)
       applicable to A-2 Notes                                                           #DIV/0!
      Adjustment to Preliminary Noteholders' Interest over Shortfall (Current Period)
       applicable to A-3 Notes                                                           #DIV/0!
      Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall
       (Current Period)                                                                  #DIV/0!
      Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall
       (Current Period)                                                                  #DIV/0!
      Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall
       (Current Period)                                                                  #DIV/0!

      Prelim. Spread Account Balance Remaining                                           #DIV/0!

      Distribution from Spread Account to Certificateholders' Distr. Account             #DIV/0!
      Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall
       (Current Period)                                                                  #DIV/0!
      Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall
       (Current Period)                                                                  #DIV/0!

      Prelim. Spread Account Balance Remaining                                           #DIV/0!


                                                                                                                        PAGE -- 5

      Cumulative Realized Losses since 31-August-95 (Cut-off Date)                        $2,748,078.53
      Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                      NO
      12*(Realized Losses during Collection Period + Repos at end of Collection Period)           $0.00
      Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                             NO
      60 day or > Delinquent Scheduled Amounts                                                    $0.00
      Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                  NO
      Are any of the three conditions "YES"?                                                         NO

      A-1 Note Principal Balance (End of Period)                                         #DIV/0!
      A-2 Note Principal Balance (End of Period)                                         #DIV/0!
      A-3 Note Principal Balance (End of Period)                                         #DIV/0!
      Certificate Principal Balance (End of Period)                                      #DIV/0!
      Total Principal Balance of Notes and Certificates (End of Period)                  #DIV/0!

      Specified Spread Acct Balance                                                      #DIV/0!
      Greater of:
      (a)  3.75% of Pool Balance at end of Collection Pd; and                                     $0.00

      (b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate
             Balance = Spread Account)                                                   $16,255,706.15

      Prelim. Spread Account Balance Remaining                                           #DIV/0!
      Prelim. Excess Spread Account Balance                                              #DIV/0!

      Release from Spread Account to Seller as "Excess Servicing Fee"                    #DIV/0!
      Ending Spread Account Balance (after distributions)                                #DIV/0!
      Net Change in Spread Account Balance                                               #DIV/0!

      8.  Ending Balances
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes #DIV/0!
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes #DIV/0!
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes #DIV/0!
      A-1 Noteholders' Principal Carryover Shortfall (Current Period)                    #DIV/0!
      A-2 Noteholders' Principal Carryover Shortfall (Current Period)                    #DIV/0!
      A-3 Noteholders' Principal Carryover Shortfall (Current Period)                    #DIV/0!
      Certificateholders' Interest Carryover Shortfall  (Ending Balance)                 #DIV/0!
      Certificateholders' Principal Carryover Shortfall  (Ending Balance)                #DIV/0!

      A-1 Note Principal Balance (End of Period)                                         #DIV/0!
      A-2 Note Principal Balance (End of Period)                                         #DIV/0!
      A-3 Note Principal Balance (End of Period)                                         #DIV/0!
      Certificate Principal Balance (End of Period)                                      #DIV/0!
      Total Principal Balance of Notes and Certificates (End of Period)                  #DIV/0!

      A-1 Note Pool Factor (End of Period)                                               #DIV/0!
      A-2 Note Pool Factor (End of Period)                                               #DIV/0!
      A-3 Note Pool Factor (End of Period)                                               #DIV/0!
      Certificate Pool Factor (End of Period)                                            #DIV/0!
      Total Notes & Certificates Pool Factor (End of Period)                             #DIV/0!

      Specified Spread Account Balance (after all distributions and adjustments)         #DIV/0!

                                                                                                                        PAGE -- 6






===============================================================================

    CASE EQUIPMENT LOAN TRUST 1995-B
    STATEMENT TO NOTEHOLDERS

    $100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
    $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
    $294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
    $26,000,000 6.45% Asset Backed Certificates due September 15, 2002

    Payment Date:                                                                             15-Jul-99

    (1)  Amount of principal being paid on the Notes:

      (a)  A-1 Notes:                                                                    #DIV/0!
             per $1,000 original principal amount:                                       #DIV/0!

      (b)   A-2 Notes:                                                                   #DIV/0!
              per $1,000 original principal amount:                                      #DIV/0!

      (c)  A-3 Notes:                                                                    #DIV/0!
             per $1,000 original principal amount:                                       #DIV/0!

      (d)   Total                                                                        #DIV/0!

    (2) Interest on the Notes

      (a)  A-1 Notes:                                                                    #DIV/0!
             per $1,000 original principal amount:                                       #DIV/0!

      (b)   A-2 Notes:                                                                   #DIV/0!
              per $1,000 original principal amount:                                      #DIV/0!

      (c)  A-3 Notes:                                                                    #DIV/0!
             per $1,000 original principal amount:                                       #DIV/0!

      (d)   Total                                                                        #DIV/0!

    (3) Pool Balance at the end of the related Collection Period                                  $0.00

    (4)  After giving effect to distributions on current Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                #DIV/0!
          (ii)  A-1 Note Pool Factor:                                                    #DIV/0!

      (b) (i)  outstanding principal amount of A-2 Notes:                                #DIV/0!
          (ii)  A-2 Note Pool Factor:                                                    #DIV/0!

      (c) (i)  outstanding principal amount of A-3 Notes:                                #DIV/0!
          (ii)  A-3 Note Pool Factor:                                                    #DIV/0!

      (d) (i)  Certificate Balance                                                       #DIV/0!
          (ii)  Certificate Pool Factor:                                                 #DIV/0!

    (5)  Amount of Servicing Fee:                                                        #DIV/0!
                per $1,000 Original Pool Balance:                                        #DIV/0!

    (6)  Amount of Administration Fee:                                                   #DIV/0!
                per $1,000 Original Pool Balance:                                        #DIV/0!

    (7)  Aggregate Purchase Amounts for Collection Period:                                        $0.00

    (8)  Aggregate amount of Realized Losses for the
              Collection Period:                                                                  $0.00

    (9)  Amount in Spread Account:                                                       #DIV/0!

    (10)  Amount in Pre-Funding Account:                                                          $0.00

    (11)  For the Final payment date with respect to the Funding Period, the                         NA
           Remaining Pre-Funded Amount

    (12)  Amount in Yield Supplement Account:                                            #DIV/0!

    (13)  Amount in Negative Carry Account:                                              #DIV/0!

Us95b                                                                                                                   PAGE -- 7


     ==========================================================================================================================

     CASE EQUIPMENT LOAN TRUST 1995-B
     STATEMENT TO CERTIFICATEHOLDERS

     $100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
     $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
     $294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
     $26,000,000 6.45% Asset Backed Certificates due September 15, 2002

     Payment Date:                                                                             15-Jul-99

     (1)  Amount of principal being paid or distributed:

       (a)  A-1 Notes:                                                                    #DIV/0!
              per $1,000 original principal amount:                                       #DIV/0!

       (b)  A-2 Notes:                                                                    #DIV/0!
              per $1,000 original principal amount:                                       #DIV/0!

       (c)  A-3 Notes:                                                                    #DIV/0!
              per $1,000 original principal amount:                                       #DIV/0!

       (d)  Certificates:                                                                 #DIV/0!
              per $1,000 original principal amount:                                       #DIV/0!

       (e)  Total:                                                                        #DIV/0!

     (2)   Amount of interest being paid or distributed:

       (a)  A-1 Notes:                                                                    #DIV/0!
              per $1,000 original principal amount:                                       #DIV/0!

       (b)  A-2 Notes:                                                                    #DIV/0!
              per $1,000 original principal amount:                                       #DIV/0!

       (c)  A-3 Notes:                                                                    #DIV/0!
              per $1,000 original principal amount:                                       #DIV/0!

       (d)  Certificates:                                                                 #DIV/0!
              per $1,000 original principal amount:                                       #DIV/0!

       (e)  Total:                                                                        #DIV/0!

     (3)  Pool Balance at end of related Collection Period:                                        $0.00

     (4)  After giving effect to distributions on this Payment Date:

       (a) (i)  outstanding principal amount of A-1 Notes:                                #DIV/0!
           (ii)  A-1 Note Pool Factor:                                                    #DIV/0!

       (b) (i)  outstanding principal amount of A-2 Notes:                                #DIV/0!
           (ii)  A-2 Note Pool Factor:                                                    #DIV/0!

       (c) (i)  outstanding principal amount of A-3 Notes:                                #DIV/0!
           (ii)  A-3 Note Pool Factor:                                                    #DIV/0!

       (d) (i)  Certificate Balance                                                       #DIV/0!
           (ii)  Certificate Pool Factor:                                                 #DIV/0!

     (5)  Amount of Servicing Fee:                                                        #DIV/0!
       per $1,000 Original Pool Balance:                                                  #DIV/0!

     (6)  Amount of Administration Fee:                                                   #DIV/0!
       per $1,000 Original Pool Balance:                                                  #DIV/0!

     (7)  Aggregate Purchase Amounts for Collection Period:                                        $0.00

     (8)  Aggregate amount of Realized Losses for the
               Collection Period:                                                                  $0.00

     (9)  Amount in Spread Account:                                                       #DIV/0!

     (10)  Amount in Pre-Funding Account:                                                          $0.00

     (11)  For the Final payment date with respect to the Funding Period, the                         NA
            Remaining Pre-Funded Amount

     (12)  Amount in Yield Supplement Account:                                            #DIV/0!

     (13)  Amount in Negative Carry Account:                                              #DIV/0!

Us95b                                                                                                                   PAGE -- 8






    ==========================================================================================================================

    CASE EQUIPMENT LOAN TRUST 1995-B

    $100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
    $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
    $294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
    $26,000,000 6.45% Asset Backed Certificates due September 15, 2002

    PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

    Payment Date:                                                                             15-Jul-99

    (1)  Payment of Administration Fee to Administrator:                                 #DIV/0!

    (2)  Noteholders' Interest Distributable Amount to be
            deposited into Noteholders' Distribution Account:                            #DIV/0!

    (3)  Noteholders' Principal Distributable Amount to be
            deposited into Noteholders' Distribution Account:                            #DIV/0!

    (4)  Certificateholders' Interest Distributable Amount to be
            deposited into Certificateholders' Distribution Account:                     #DIV/0!

    (5)  Certificateholders' Principal Distributable Amount to be
            deposited into Certificateholders' Distribution Account:                     #DIV/0!

    (6)  Payment of Servicing Fee to Servicer:                                           #DIV/0!

    (7)  Deposit to Spread Account:                                                      #DIV/0!

    Check for Error                                                                             #DIV/0!
    Sum of Above Distributions                                                           #DIV/0!
    Total Distribution Amount                                                            #DIV/0!

                                                                                                                     PAGE -- 9


    ==========================================================================================================================

    CASE EQUIPMENT LOAN TRUST 1995-B

    SERVICER'S CERTIFICATE

    $100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
    $230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
    $294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
    $26,000,000 6.45% Asset Backed Certificates due September 15, 2002


    Payment Date:                                                                             15-Jul-99
    (1)  Total Distribution Amount:                                                      #DIV/0!

    (2)  Administration Fee:                                                             #DIV/0!

    (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:             #DIV/0!

    (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:              #DIV/0!

    (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:             #DIV/0!

    (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:              #DIV/0!

    (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:             #DIV/0!

    (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:              #DIV/0!

    (9)  Noteholders' Interest Distributable Amount:                                     #DIV/0!

    (10)  A-1 Noteholders' Monthly Principal Distributable Amount:                       #DIV/0!

    (11)  % of Principal Distribution Amount applicable to A-1 Noteholders               #DIV/0!

    (12)  A-1 Noteholders' Principal Carryover Shortfall:                                #DIV/0!

    (13)  A-1 Noteholders' Principal Distributable Amount:                               #DIV/0!

    (14)  A-2 Noteholders' Monthly Principal Distributable Amount:                       #DIV/0!

    (15)  % of Principal Distribution Amount applicable to A-2 Noteholders               #DIV/0!

    (16)  A-2 Noteholders' Principal Carryover Shortfall:                                #DIV/0!

    (17)  A-2 Noteholders' Principal Distributable Amount:                               #DIV/0!

    (18)  A-3 Noteholders' Monthly Principal Distributable Amount:                       #DIV/0!

    (19)  % of Principal Distribution Amount applicable to A-3 Noteholders               #DIV/0!

    (20)  A-3 Noteholders' Principal Carryover Shortfall:                                #DIV/0!

    (21)  A-3 Noteholders' Principal Distributable Amount:                               #DIV/0!

    (22)  Noteholders' Principal Distributable Amount:                                   #DIV/0!

    (23)  Noteholders' Distributable Amount:                                             #DIV/0!

    (24)  Certificateholders' Interest Distributable Amount:                             #DIV/0!

    (25)  Certificateholders' Interest Carryover Shortfall:                              #DIV/0!

    (26)  Certificateholders' Percentage:                                                #DIV/0!

    (27) Certificateholders' Principal Distributable Amount applicable to current period #DIV/0!

    (28)  Certificateholders' Principal Carryover Shortfall:                             #DIV/0!

    (29)  Certificateholders' Principal Distributable Amount:                            #DIV/0!

    (30)  Certificateholders' Distributable Amount:                                      #DIV/0!

    (31)  Servicing Fee:                                                                 #DIV/0!


                                                                                                              PAGE -- 10

    (32)  Deposit to Spread Account (before any distributions of excess):                #DIV/0!

    (33)  Specified Spread Account Balance (after all distributions and adjustments) :   #DIV/0!
      The greater of
      (a) 3.75% of the Pool Balance at the beginning of the Collection Period
                 in which the Payment Date occurs plus                                            $0.00

      (b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate          $16,255,706.15
             Balance = Spread Account)

    (34)  Spread Account Trigger Tests:
      (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
                 the end of the related Collection Period:                                $2,748,078.53

            (ii)  2.25% of the Initial Pool Balance:                                     $14,630,135.53

      (b)  (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
                 has been repossessed but in which the receivable has not been liquidated:        $0.00

            (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:            $0.00

      (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
                  as of the end of the related Collection Period:                                 $0.00

             (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
                    in which the Payment Date occurs:                                             $0.00

    (35)  Spread Account Balance over the Specified Spread Account Balance:              #DIV/0!

    (36)  Excess Amounts Distributed To Seller:
      (a) Release of Excess Amount in Spread Account                                     #DIV/0!
      (b) Release of Excess Amount in Yield Supplement Account                           #DIV/0!
      (c) Release of Excess Amount in Negative Carry Account                             #DIV/0!

    (37)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                                 #DIV/0!

    (38)  Amount to be withdrawn from the Spread Account and deposited
      into the Certificate Distribution Account:                                         #DIV/0!

    (39)  Pool Balance as of the opening of business on the first day of
               the Collection Period in which the Payment Date occurs:                            $0.00

    (40)  After giving effect to all distributions on such Payment Date:
               Outstanding Principal Balance of A-1 Notes:                               #DIV/0!
               A-1 Note Pool Factor:                                                     #DIV/0!

               Outstanding Principal Balance of A-2 Notes:                               #DIV/0!
               A-2 Note Pool Factor:                                                     #DIV/0!

               Outstanding Principal Balance of A-3 Notes:                               #DIV/0!
               A-3 Note Pool Factor:                                                     #DIV/0!

               Outstanding Principal Balance of the Certificates:                        #DIV/0!
               Certificate Pool Factor:                                                  #DIV/0!

    (41)  Aggregate Purchase Amounts for related Collection Period:                               $0.00

    (42)  Aggregate Amount of Realized Losses for the related Collection Period:                  $0.00

    (43)  Spread Account Balance after giving effect to all distributions:               #DIV/0!

Us95b                                                                                                               PAGE -- 11





CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Prepared by Lisa Sorenson, Phone 414-636-6184

NPV Data Input Section                 IRR Calc (pool 1)          15-Jul-99
Scheduled cash flows as of the                     8.744%            Pool 1         Pool 2          Pool 3          Pool 4
---------------------------------------------------------------------------------------------------------------------------
    end of the collection period            (391,313,488.41    2,228,453.17      396,943.37      372,307.62      333,480.03
Line 0 is scheduled amount                     7,801,356.48    1,538,454.89      431,466.58      410,842.28      278,263.16
    delinquent                                 5,531,018.13    2,554,848.76      567,853.43      423,489.66      330,184.37
                                               6,292,888.88    1,774,570.49      433,445.18      424,773.89      363,542.02
                                               6,178,687.37    4,673,970.57      694,797.07      354,986.97      475,043.84
                                               6,549,877.43    5,923,721.74      862,148.92      512,680.62      429,911.18
                                               5,599,124.19    7,228,610.78    1,244,426.29      684,564.19      408,838.61
                                              11,728,887.23    1,983,129.42    2,094,702.95      598,129.48      302,554.70
                                               6,044,039.29    1,011,335.60    1,268,668.18    2,049,200.11      403,326.83
                                              14,469,336.82      878,515.41      163,675.64    1,900,497.29    1,962,691.19
                                              19,551,134.56      618,638.69      102,285.47       80,898.12    1,054,445.44
                                              23,450,395.65      646,323.53       82,228.53       51,690.15       72,943.36
                                               8,097,611.75      658,228.47       81,687.36       62,634.08       58,128.96
                                               5,524,121.98      427,433.67      131,866.34       86,589.36       55,292.52
                                               5,571,124.03      807,018.27      214,679.99       52,699.27       84,273.19
                                               5,781,966.02      611,811.80       55,424.90       84,260.03       77,792.82
                                               5,757,754.54    2,329,805.43      241,286.63       50,789.96      177,796.05
                                               6,057,843.66    3,003,992.62      332,944.45      123,295.66      127,286.06
                                               5,144,760.40    4,083,903.57      559,788.20      229,925.94      112,517.84
                                              10,457,010.15      814,299.89    1,142,517.15      223,150.36       85,259.74
                                               5,678,703.73      256,293.32      370,728.31      910,231.07      165,647.59
                                              14,170,346.24       82,064.73       39,467.19      899,006.28      875,292.10
                                              19,198,808.36       49,090.59        5,438.94       32,264.26      469,741.45
                                              23,041,630.90       39,878.65       13,247.54            0.00       16,473.84
                                               7,767,922.51       32,814.96        3,460.44       11,054.43       13,732.69
                                               5,180,140.04        2,578.63        7,838.94        9,265.88          684.40
                                               5,169,577.15       16,930.92       25,800.04            0.00          684.40
                                               5,402,025.15       30,092.75        1,838.94            0.00          684.40
                                               5,315,366.24       97,465.24        1,838.94       20,280.67       12,398.07
                                               5,562,394.55      113,527.33        1,838.94            0.00          684.40
                                               4,707,758.31      119,899.82       89,123.44       21,953.09          684.40
                                               9,584,364.45       19,838.68       39,838.02       49,534.41          684.40
                                               5,180,927.58       24,060.16            0.00       24,070.95       33,410.11
                                              13,345,422.82            0.00            0.00            0.00        8,151.04
                                              18,045,607.49            0.00            0.00            0.00            0.00
                                              21,782,339.07            0.00            0.00            0.00            0.00
                                               6,814,608.24            0.00            0.00            0.00            0.00
                                               4,373,791.80            0.00            0.00            0.00            0.00
                                               4,306,308.12            0.00            0.00            0.00            0.00
                                               4,336,181.80            0.00            0.00            0.00            0.00
                                               4,235,875.01            0.00            0.00            0.00            0.00
                                               4,212,914.29            0.00            0.00            0.00            0.00
                                               3,373,098.70            0.00        1,853.94            0.00            0.00
                                               7,536,129.12            0.00        1,838.94            0.00            0.00
                                               3,795,320.22            0.00        1,838.94            0.00            0.00
                                              11,010,093.10            0.00        1,838.94            0.00            0.00
                                              15,251,123.35            0.00        1,838.94            0.00            0.00
                                              18,472,571.70            0.00        1,838.94            0.00            0.00
                                               4,367,542.68            0.00        1,838.94            0.00            0.00
                                               2,235,205.10            0.00        1,838.94            0.00            0.00
                                               1,873,477.21            0.00        1,838.94            0.00            0.00
                                               1,551,335.06            0.00            0.00            0.00            0.00
                                               1,338,174.06            0.00            0.00            0.00            0.00
                                               1,457,024.39            0.00            0.00            0.00            0.00
                                               1,160,456.33            0.00            0.00            0.00            0.00
                                               3,786,139.76            0.00            0.00            0.00            0.00
                                               1,442,510.91            0.00            0.00            0.00            0.00
                                               6,632,389.86            0.00            0.00            0.00            0.00
                                               9,958,376.91            0.00            0.00            0.00            0.00
                                              12,009,644.97            0.00            0.00            0.00            0.00
                                               2,153,318.14            0.00            0.00            0.00            0.00
                                                 423,639.45            0.00            0.00            0.00            0.00
                                                 248,739.37            0.00            0.00            0.00            0.00
                                                 185,713.82            0.00            0.00            0.00            0.00
                                                  79,018.37            0.00            0.00            0.00            0.00
                                                 109,450.51            0.00            0.00            0.00            0.00
                                                   6,995.43            0.00            0.00            0.00            0.00
                                                  54,018.43            0.00            0.00            0.00            0.00
                                                 205,992.34            0.00            0.00            0.00            0.00
                                                 307,029.80            0.00            0.00            0.00            0.00
                                                 510,946.62            0.00            0.00            0.00            0.00
                                                  44,076.50            0.00            0.00            0.00            0.00
                                                       0.00            0.00            0.00            0.00            0.00
                                                       0.00            0.00            0.00            0.00            0.00

Total Time Balance of Scheduled Cash Flows
                                             474,581,504.62   44,681,602.55   11,719,861.77   10,755,066.08    8,792,525.20


                                         Page 1

    ==============================================================================
CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                                                                15-Jul-99
Collection Period Begin Date                                                                                05-Jun-99
Collection Period End Date                                                                                  05-Jul-99
Days in accrual period (30/360)                                                                                    30

PART I -- MONTHLY DATA INPUT
Total Receipts During the Period                                                                        $3,914,870.13

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                     $0.00
    Government obligors                                                                                         $0.00
          Total Warranty Repurchases

Total Collections For The Period                                                                        $3,914,870.13

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                               $604,586.96
    Scheduled Amounts 60 days or more past due                                                          $1,254,044.87
    Net Losses on Liquidated Receivables                                                                  $671,554.09
    Number of Loans at Beginning of Period                                                                      6,738
    Number of Loans at End of Period                                                                            6,442
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                    $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                          $0.00
    Reinvestment Income (including Pre-Funding Account)                                                    $65,834.78
    Pre-Funding Account Reinvestment Income                                                                     $0.00


===============================================================================


                                         Page 2

CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February
1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date                                                                                                15-Jul-99
Collection Period Begin Date                                                                                05-Jun-99
Collection Period End Date                                                                                  05-Jul-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                $52,512,645.10
    A-1 Note Beginning Principal Balance                                                                        $0.00
    A-2 Note Beginning Principal Balance                                                               $27,512,645.10
    Certificate Beginning Principal Balance                                                            $25,000,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                      $48,497,228.90
    A-1 Note Principal Balance (End of Period)                                                                  $0.00
                                                                                                            0.0000000
    A-2 Note Principal Balance (End of Period)                                                         $23,497,228.90
                                                                                                            0.0458036
    Certificate Principal Balance (End of Period)                                                      $25,000,000.00
                                                                                                            1.0000000

Contract Value Decline                                                                                  $4,015,416.20
    Pool Balance (Beg. of Collection Period)                                                           $75,236,323.75
    Pool Balance (End of Collection Period)                                                            $71,220,907.55

Total Distribution Amount (TDA)                                                                         $3,980,704.91
    Total Collections and Investment Income for the Period                                              $3,980,704.91
    Negative Carry Amount                                                                                       $0.00

Administration Fee Accrued during this Period                                                                 $166.67

Principal Distribution Amount  (PDA)                                                                    $4,015,416.20
Release from Spread Account to Noteholders as Principal                                                         $0.00
    A-1 Noteholders' Principal Distributable Amount                                                             $0.00
    A-2 Noteholders' Principal Distributable Amount                                                     $4,015,416.20
    Certificateholders' Principal Distributable Amount                                                          $0.00

Interest Distributable Amount                                                                                   $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                          $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                    $126,099.62
    Certificateholders' Interest Distributable Amount                                                     $121,875.00

Servicing Fees Accrued during this Period                                                                  $62,696.94

Total Distribution Amount Remaining to Deposit to Spread Account                                                $0.00

Spread Account
    Beginning Spread Account Balance                                                                   $12,502,160.02
    Deposit to Spread Account from Pre-Funding Account                                                          $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                        $0.00
    Distribution from Spread Account for Interest / Principal Shortfall                                   $282,852.58
    Preliminary Spread Account Balance Remaining                                                       $12,219,307.44

    Specified Spread Account Balance                                                                   $12,502,160.02
    Release from Spread Account to Seller as "Excess Servicing Fee"                                             $0.00
    Release from Spread Account to Noteholders as Principal                                                     $0.00
    Ending Spread Account Balance (after distributions)                                                $12,219,307.44

Credit Enhancement                                                                                             64.01%
    Spread account % of Ending Pool Balance                                                                    17.16%
    Overcollateralization % of Ending Pool Balance                                                             46.86%

Current Month CPR                                                                                              25.03%
Life-to-Date CPR                                                                                               22.09%

Scheduled Amounts 30 - 59 days past due                                                                   $604,586.96
                                                                                                                0.85%
Scheduled Amounts 60 days or more past due                                                              $1,254,044.87
                                                                                                                1.76%
Net Losses on Liquidated Receivables                                                                      $671,554.09
                                                                                                                0.94%

=====================================================================================================================



                                         Page 3




         PART III -- SERVICING CALCULATIONS                                                                      15-Jul-99

         1.  Sources and Uses of Collection Account Balance                                                         Pool 1

         Wtd. Avg. APR                                                                                              8.745%
         Contract Value (Beg. of Collection Period), by origination pool                                    $44,899,705.77
         Contract Value  (End of Collection Period), by origination pool                                    $42,048,609.39
         Contract Value Decline                                                                              $2,851,096.38

         Initial Pool Balance                                                                              $625,108,001.05
         Pool Balance (End of Collection Period)                                                            $71,220,907.55

         Total Collections and Investment Income for the period                                              $3,980,704.91
         Negative Carry Amount                                                                                       $0.00

         Total Distribution Amount (TDA)                                                                     $3,980,704.91
         Principal Distribution Amount  (PDA)                                                                $4,015,416.20
         Interest Distribution Amount  (IDA)                                                                         $0.00

         2.  Calculation of Distributable Amounts

         A-1 Note Beginning Principal Balance                                                                        $0.00
         A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
         A-1 Noteholders' Share of the Principal Distribution Amount                                                 0.00%
         A-1 Noteholders' Principal Distributable Amount                                                             $0.00

         A-2 Note Beginning Principal Balance                                                               $27,512,645.10
         A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
         A-2 Noteholders' Share of the Principal Distribution Amount                                               100.00%
         A-2 Noteholders' Principal Distributable Amount                                                     $4,015,416.20

         Certificate Beginning Principal Balance                                                            $25,000,000.00
         Certificateholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
         Certificateholders' Share of the Principal Distribution Amount                                              0.00%
         Certificateholders' Principal Distributable Amount                                                          $0.00

         Interest Accrued on Class A-1 Notes this period                                                             $0.00
         Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                         $0.00
         Interest Due (in Arrears) on above Shortfall                                                                $0.00
         Noteholders' Interest Distributable Amount applicable to A-1 Notes                                          $0.00

         Interest Accrued on Class A-2 Notes this period                                                       $126,099.62
         Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                         $0.00
         Interest Due (in Arrears) on above Shortfall                                                                $0.00
         Noteholders' Interest Distributable Amount applicable to A-2 Notes                                    $126,099.62

         Interest Accrued on Class A-1 and A-2 Notes this period                                               $126,099.62
         Noteholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
         Interest Due (in Arrears) on above Shortfall                                                                $0.00
         Noteholders' Interest Distributable Amount                                                            $126,099.62

         Interest Accrued on Certificates this period                                                          $121,875.00
         Certificateholders' Interest Carryover Shortfall (Previous Period)                                          $0.00
         Interest Due (in Arrears) on Above Shortfall                                                                $0.00
         Certificateholders' Interest Distributable Amount                                                     $121,875.00

         3.  Allocation of Total Distribution Amount

         Total Distribution Amount                                                                           $3,980,704.91

         Administration Fee Shortfall (Previous Period)                                                              $0.00
         Administration Fee Accrued during this Period                                                             $166.67
         Administration Fee Paid this Period from TDA                                                              $166.67
         Administration Fee Shortfall                                                                                $0.00

         Total Distribution Amount Remaining                                                                 $3,980,538.24

         Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                         $0.00
         Interest Due (in Arrears) on above Shortfall                                                                $0.00
         Interest Accrued on Class A-1 Notes this period                                                             $0.00
         Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                     $0.00
         Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
         applicable to A-1 Notes                                                                                     $0.00

         Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                         $0.00
         Interest Due (in Arrears) on above Shortfall                                                                $0.00
         Interest Accrued on Class A-2 Notes this period                                                       $126,099.62
         Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                               $126,099.62
         Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
         applicable to A-2 Notes                                                                                     $0.00

         Noteholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
         Interest Due (in Arrears) on above Shortfall                                                                $0.00
         Interest Accrued on Class A-1 and A-2 Notes this period                                               $126,099.62
         Noteholders' Interest Paid this Period from TDA                                                       $126,099.62
         Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                      $0.00

         Total Distribution Amount Remaining                                                                 $3,854,438.62

         A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
         A-1 Noteholders' Monthly Principal Distributable Amount                                                     $0.00
         A-1 Noteholders' Principal Distributable Amount Paid from TDA                                               $0.00
         Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

         Total Distribution Amount Remaining                                                                 $3,854,438.62

         A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
         A-2 Noteholders' Monthly Principal Distributable Amount                                             $4,015,416.20
         A-2 Noteholders' Principal Distributable Amount Paid from TDA                                       $3,854,438.62
         Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                           $160,977.58

         Total Distribution Amount Remaining                                                                         $0.00

         Certificateholders' Interest Carryover Shortfall (Previous Period)                                          $0.00
         Interest Due (in Arrears) on Above Shortfall                                                                $0.00
         Interest Accrued on Certificates this period                                                          $121,875.00
         Certificateholders' Interest Paid this Period from TDA                                                      $0.00
         Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                         $121,875.00

         Total Distribution Amount Remaining                                                                         $0.00

         Certificateholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
         Certificateholders' Principal Distributable Amount applicable to current period                             $0.00






            1.  Sources and Uses of Collection Account Balance                         Pool 2           Pool 3          Pool 4


         Wtd. Avg. APR                                                              8.719%           8.784%          8.644%
         Contract Value (Beg. of Collection Period), by origination pool    $11,407,976.97   $10,423,696.95   $8,504,944.07
         Contract Value (End of Collection Period), by origination pool     $10,976,274.53   $10,016,079.63   $8,179,944.00
         Contract Value Decline                                                $431,702.44      $407,617.32     $325,000.07



                                         Page 4



         Certificateholders' Principal Distributable Amount Paid from TDA                                            $0.00
         Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                              $0.00

         Total Distribution Amount Remaining                                                                         $0.00

         Servicing Fee Shortfall (Previous Period)                                                                   $0.00
         Servicing Fees Accrued during this Period                                                              $62,696.94
         Servicing Fees Paid this Period from TDA                                                                    $0.00
         Servicing Fee Shortfall                                                                                $62,696.94

         Total Distribution Amount Remaining to Deposit to Spread Acct                                               $0.00

         4.  Reconciliation of Pre-Funding Account

         Beginning Pre-Funding Account Balance                                                                       $0.00

         New Collateral Purchased                                                                                    $0.00
         Deposit to Spread Account                                                                                   $0.00
         Payment to Seller                                                                                           $0.00

         Ending Pre-Funding Account Balance                                                                          $0.00

         Excess Pre-Funded Amount/(Payment to Seller)

         Adjusted Ending Pre-Funding Account Balance

         5.  Reconciliation of Negative Carry Account

         Beginning Negative Carry Account Balance                                                                    $0.00

         Pre-Funded Percentage                                                                                      0.000%
         Negative Carry Amount                                                                                       $0.00
         Cumulative Negative Carry Amount                                                                      $433,178.05
         Maximum Negative Carry Amount                                                                               $0.00
         Required Negative Carry Account Balance                                                                     $0.00
         Interim Ending Negative Carry Account Balance                                                               $0.00
         Negative Carry Amount Released to Seller                                                                    $0.00

         Ending Negative Carry Account Balance                                                                       $0.00

         6.  Distributions from Spread Account

         Beginning Spread Account Balance                                                                   $12,502,160.02
         Deposit to Spread Account from Pre-Funding Account                                                          $0.00
         Deposit to Spread Account from Excess Collections over Distributions                                        $0.00

         Distribution from Spread Account to Noteholders' Distr. Account                                       $160,977.58
         Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
         applicable to A-1 Notes                                                                                     $0.00
         Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
         applicable to A-2 Notes                                                                                     $0.00
         Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00
         Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)             $160,977.58

         Preliminary Spread Account Balance Remaining                                                       $12,341,182.44

         Distribution from Spread Account to Certificateholders' Distr. Account                                $121,875.00
         Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)           $121,875.00
         Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                    $0.00

         Preliminary Spread Account Balance Remaining                                                       $12,219,307.44

         Cumulative Realized Losses since 31-January-95 (Cut-off Date)                                       $2,396,954.43
         Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                      NO
         12*(Realized Losses during Collection Period + Repos at end of Collection Period)                   $8,058,649.08
         Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                             YES
         60 day or > Delinquent Scheduled Amounts                                                            $1,254,044.87
         Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                  NO
         Are any of the three conditions "YES"?                                                         YES

         Case Credit has discovered a systems error in the report used to identify losses for the trust.  The report only identified losses that had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves.  This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABSx transactions, which were generated separately and were accurate.

         As a result of the systems error, Case Credit incorrectly absorbed the losses  that were not included in the monthly servicer reports through its on-book reserves.  Case Credit will not charge these losses back to the trust. The cumulative  amount of losses that were inadvertently
         absorbed by Case Credit that should have been charged to the trust was:                               $144,726.86

         If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

         Restated Cumulative Realized Losses:                                                                $2,541,681.29
         Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                            NO


         Preliminary A-1 Note Principal Balance (End of Period)                                                      $0.00
         Preliminary A-2 Note Principal Balance (End of Period)                                             $23,497,228.90
         Preliminary Certificate Principal Balance (End of Period)                                          $25,000,000.00
         Preliminary Total Principal Balance of Notes and Certificates (End of Period)                      $48,497,228.90

         Specified Spread Account Balance                                                                   $12,502,160.02
         Greater of:
         (a)  3.75% of Pool Balance at end of Collection Period; and                                         $2,670,784.03

         (b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
                Certificate Balance = Spread Account), or                                                   $15,627,700.03
         (b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
                and Certificates < = 97.50% of Pool Balance), or                                             $14,064,930.02
         (b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
                and Certificates < = 96.25% of Pool Balance)                                                 $12,502,160.02

         Preliminary Spread Account Balance Remaining                                                       $12,219,307.44
         Preliminary Excess Amount in Spread Account                                                                 $0.00

         Release from Spread Account to Seller as "Excess Servicing Fee"                                             $0.00
         Release from Spread Account to Noteholders as Principal                                                     $0.00
         Ending Spread Account Balance (after distributions)                                                $12,219,307.44
         Net Change in Spread Account Balance                                                                 ($282,852.58)

                                         Page 5


         7.  Ending Balances
         Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                          $0.00
         Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                          $0.00
         A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
         A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
         Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                          $0.00
         Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                         $0.00

         A-1 Note Principal Balance (End of Period)                                                                  $0.00
         A-2 Note Principal Balance (End of Period)                                                         $23,497,228.90
         Certificate Principal Balance (End of Period)                                                      $25,000,000.00
         Total Principal Balance of Notes and Certificates (End of Period)                                  $48,497,228.90

         A-1 Note Pool Factor (End of Period)                                                                    0.0000000
         A-2 Note Pool Factor (End of Period)                                                                    0.0458036
         Certificate Pool Factor (End of Period)                                                                 1.0000000
         Total Notes & Certificates Pool Factor (End of Period)                                                  0.0775956

         Specified Spread Account Balance (after all distributions and adjustments)                         $12,219,307.44




                                         Page 6




     CASE EQUIPMENT LOAN TRUST 1996-A
     STATEMENT TO NOTEHOLDERS

     $87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
     $513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
     $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

     Payment Date:                                                                                               15-Jul-99

     (1)  Amount of principal being paid on the Notes:

         (a)  A-1 Notes:                                                                                             $0.00
              per $1,000 original principal amount:                                                            $0.00000000

         (b)   A-2 Notes:                                                                                    $4,015,416.20
               per $1,000 original principal amount:                                                           $7.82732203

         (c)   Total                                                                                         $4,015,416.20

     (2) Interest on the Notes

         (a)   A-1 Notes:                                                                                            $0.00
               per $1,000 original principal amount:                                                           $0.00000000

         (b)   A-2 Notes:                                                                                      $126,099.62
               per $1,000 original principal amount:                                                           $0.24580823

         (c)   Total                                                                                           $126,099.62

     (3) Pool Balance at the end of the related Collection Period                                           $71,220,907.55

     (4)  After giving effect to distributions on current Payment Date:

         (a) (i)  outstanding principal amount of A-1 Notes:                                                         $0.00
             (ii)  A-1 Note Pool Factor:                                                                         0.0000000

         (b) (i)  outstanding principal amount of A-2 Notes:                                                $23,497,228.90
             (ii)  A-2 Note Pool Factor:                                                                         0.0458036

         (c) (i)  Certificate Balance                                                                       $25,000,000.00
             (ii)  Certificate Pool Factor:                                                                      1.0000000

     (5)  Amount of Servicing Fee:                                                                                   $0.00
              per $1,000 Initial Pool Balance:                                                                  0.00000000

     (6)  Amount of Administration Fee:                                                                            $166.67
              per $1,000 Initial Pool Balance:                                                                  0.00026662

     (7)  Aggregate Purchase Amounts for Collection Period:                                                          $0.00

     (8)  Aggregate amount of Realized Losses for the
               Collection Period:                                                                              $671,554.09

     (9)  Amount in Spread Account:                                                                         $12,219,307.44

     (10)  Amount in Pre-Funding Account:                                                                            $0.00

     (11)  For the Final payment date with respect to the Funding Period, the                                        $0.00
            Remaining Pre-Funded Amount

     (12)  Amount in Negative Carry Account:                                                                         $0.00


                                         Page 7


     CASE EQUIPMENT LOAN TRUST 1996-A
     STATEMENT TO CERTIFICATEHOLDERS

     $87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
     $513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
     $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

     Payment Date:                                                                                               15-Jul-99

     (1)  Amount of principal being paid or distributed:

         (a)  A-1 Notes:                                                                                             $0.00
              per $1,000 original principal amount:                                                            $0.00000000

         (b)  A-2 Notes:                                                                                     $4,015,416.20
              per $1,000 original principal amount:                                                            $7.82732203

         (c)  Certificates:                                                                                          $0.00
              per $1,000 original principal amount:                                                            $0.00000000

         (d)  Total:                                                                                         $4,015,416.20

     (2)   Amount of interest being paid or distributed:

         (a)  A-1 Notes:                                                                                             $0.00
              per $1,000 original principal amount:                                                            $0.00000000

         (b)  A-2 Notes:                                                                                       $126,099.62
              per $1,000 original principal amount:                                                            $0.24580823

         (c)  Certificates:                                                                                    $121,875.00
              per $1,000 original principal amount:                                                            $4.87500000

         (d)  Total:                                                                                           $247,974.62

     (3)  Pool Balance at end of related Collection Period:                                                 $71,220,907.55

     (4)  After giving effect to distributions on this Payment Date:

         (a) (i)  outstanding principal amount of A-1 Notes:                                                         $0.00
             (ii)  A-1 Note Pool Factor:                                                                         0.0000000

         (b) (i)  outstanding principal amount of A-2 Notes:                                                $23,497,228.90
             (ii)  A-2 Note Pool Factor:                                                                         0.0458036

         (c) (i)  Certificate Balance                                                                       $25,000,000.00
             (ii)  Certificate Pool Factor:                                                                      1.0000000

     (5)  Amount of Servicing Fee:                                                                                   $0.00
              per $1,000 Initial Pool Balance:                                                                 $0.00000000

     (6)  Amount of Administration Fee:                                                                            $166.67
              per $1,000 Initial Pool Balance:                                                                 $0.00026662

     (7)  Aggregate Purchase Amounts for Collection Period:                                                          $0.00

     (8)  Aggregate amount of Realized Losses for the
               Collection Period:                                                                              $671,554.09

     (9)  Amount in Spread Account:                                                                         $12,219,307.44

     (10)  Amount in Pre-Funding Account:                                                                            $0.00

     (11)  For the Final payment date with respect to the Funding Period, the                                        $0.00
            Remaining Pre-Funded Amount

     (12)  Amount in Negative Carry Account:                                                                         $0.00


                                         Page 8


     CASE EQUIPMENT LOAN TRUST 1996-A
     PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

     $87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
     $513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
     $25,000,000 5.85% Asset Backed Certificates due February 15, 2003


     Payment Date:                                                                                               15-Jul-99

     (1)  Payment of Administration Fee to Administrator:                                                          $166.67

     (2)  Noteholders' Interest Distributable Amount to be
             deposited into Noteholders' Distribution Account:                                                 $126,099.62

     (3)  Noteholders' Principal Distributable Amount to be
             deposited into Noteholders' Distribution Account:                                               $4,015,416.20

     (4)  Certificateholders' Interest Distributable Amount to be
             deposited into Certificateholders' Distribution Account:                                          $121,875.00

     (5)  Certificateholders' Principal Distributable Amount to be
             deposited into Certificateholders' Distribution Account:                                                $0.00

     (6)  Payment of Servicing Fee to Servicer:                                                                      $0.00

     (7)  Deposit to Spread Account from Excess Collections over Distributions:                                      $0.00

     Check for Spread Account Draw                                                                   YES
     Sum of Above Distributions                                                                              $4,263,557.49
     Total Distribution Amount plus Turbo plus Spread Account Draw                                           $4,263,557.49




                                         Page 9





     CASE EQUIPMENT LOAN TRUST 1996-A
     SERVICER'S CERTIFICATE

     $87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
     $513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
     $25,000,000 5.85% Asset Backed Certificates due February 15, 2003


     Payment Date:                                                                                               15-Jul-99
     (1)  Total Distribution Amount:                                                                         $3,980,704.91

     (2)  Administration Fee:                                                                                      $166.67

     (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                        $0.00

     (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                         $0.00

     (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                  $126,099.62

     (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                         $0.00

     (7)  Noteholders' Interest Distributable Amount:                                                          $126,099.62

     (8)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                   $0.00

     (9)  % of Principal Distribution Amount applicable to A-1 Noteholders                                           0.00%

     (10)  A-1 Noteholders' Principal Carryover Shortfall:                                                           $0.00

     (11)  A-1 Noteholders' Principal Distributable Amount:                                                          $0.00

     (12)  A-2 Noteholders' Monthly Principal Distributable Amount:                                          $4,015,416.20

     (13)  % of Principal Distribution Amount applicable to A-2 Noteholders                                        100.00%

     (14)  A-2 Noteholders' Principal Carryover Shortfall:                                                           $0.00

     (15)  A-2 Noteholders' Principal Distributable Amount:                                                  $4,015,416.20

     (16)  Noteholders' Principal Distributable Amount:                                                      $4,015,416.20

     (17)  Noteholders' Distributable Amount:                                                                $4,141,515.83

     (18)  Certificateholders' Interest Distributable Amount:                                                  $121,875.00

     (19)  Certificateholders' Interest Carryover Shortfall:                                                         $0.00

     (20)  Certificateholders' Percentage:                                                                           0.00%

     (21) Certificateholders' Principal Distributable Amount applicable to current period                            $0.00

     (22)  Certificateholders' Principal Carryover Shortfall:                                                        $0.00

     (23)  Certificateholders' Principal Distributable Amount:                                                       $0.00

     (24)  Certificateholders' Distributable Amount:                                                           $121,875.00

     (25)  Servicing Fee:                                                                                            $0.00

     (26)  Deposit to Spread Account (from excess collections):                                                      $0.00

     (27)  Specified Spread Account Balance (after all distributions and adjustments) :                     $12,502,160.02
          The greater of:
          (a) 3.75% of the Pool Balance at the beginning of the Collection Period
                 in which the Payment Date occurs; and                                                       $2,670,784.03

          (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
              Balance = Spread Account), or                                                                 $15,627,700.03

          (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
               and Certificates < = 97.50% of Pool Balance                                                   $14,064,930.02

          (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
               and Certificates < = 96.25% of Pool Balance                                                   $12,502,160.02

     (28)  Spread Account Trigger Tests:
     (a) (i) Aggregate Realized Losses from the Initial Cutoff Date through
                    the end of the related Collection Period:                                                $2,396,954.43

               (ii)  2.25% of the Initial Pool Balance:                                                     $14,064,930.02

     (b) (i) 12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value 696 of all
              Receivables as to which the related Finance Equipment has been repossessed
              but in which the receivable has not been liquidated:                                           $8,058,649.08

               (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:                    $1,241,399.34

     (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
              as of the end of the related Collection Period:                                                $1,254,044.87

                (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
                       in which the Payment Date occurs:                                                     $1,602,470.42

     (29)  Spread Account Balance over the Specified Spread Account Balance:                                         $0.00

     (30)  Excess Amounts Distributed To Seller:
         (a) Release of Excess Amount in Spread Account                                                              $0.00
         (b) Release of Excess Amount in Negative Carry Account                                                          0


     (31)  Amount to be withdrawn from the Spread Account and deposited
         into the Note Distribution Account                                                                    $160,977.58

     (32)  Amount to be withdrawn from the Spread Account and deposited
         into the Certificate Distribution Account:                                                            $121,875.00

     (33)  Pool Balance as of the opening of business on the first day of
                the Collection Period in which the Payment Date occurs:                                     $71,220,907.55



                                         Page 10


     (34)  After giving effect to all distributions on such Payment Date:
                Outstanding Principal Balance of A-1 Notes:                                                          $0.00
                A-1 Note Pool Factor:                                                                            0.0000000

                Outstanding Principal Balance of A-2 Notes:                                                 $23,497,228.90
                A-2 Note Pool Factor:                                                                            0.0458036

                Outstanding Principal Balance of the Certificates:                                          $25,000,000.00
                Certificate Pool Factor:                                                                         1.0000000

     (35)  Aggregate Purchase Amounts for related Collection Period:                                                 $0.00

     (36)  Aggregate Amount of Realized Losses for the related Collection Period:                              $671,554.09

     (37)  Spread Account Balance after giving effect to all distributions:                                 $12,219,307.44

     (38)  Originally Scheduled Pool Balance as of the opening of business on the
            first day of the Collection Period in which the Payment Date occurs:                           $167,126,906.33

     (39)  Number of Collection Periods since Completion of Funding Period                                              41

     (40)  Current Month CPR                                                                                        25.03%

     (41)  Life-to-Date CPR                                                                                         22.09%



                                         Page 11




     CASE EQUIPMENT LOAN TRUST 1996-B
     $125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
     $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
     $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
     $25,000,000 Class B Asset Backed Notes due September 15, 2003
     $34,000,000 6.95% Asset Backed Certificates due September 15, 2003
                                                              18-Jul-99
                                                               09:17 AM
     Prepared by Lisa Sorenson, Phone 414-636-6184 File: service\us96b.xls

     NPV Data Input Section         IRR Calc (pool 1)                            31-Aug-96            05-Jul-99       05-Jul-99
     Scheduled cash flows as of the               8.309%                     Pool 1 Cutoff               Pool 1          Pool 2
       end of the collection period      (467,425,285.55)                     1,472,181.16         5,916,605.75        6,327.91
     Line 0 is scheduled amount            15,757,657.24                     14,285,476.08         7,469,876.64            0.00
       delinquent                          10,488,530.06                     10,488,530.06         5,222,357.49            0.00
                                           11,648,174.21                     11,648,174.21         2,980,431.18        7,212.88
                                           13,676,813.20                     13,676,813.20         3,280,852.09        5,626.36
                                            9,531,315.06                      9,531,315.06         4,452,177.51            0.00
                                            8,372,935.20                      8,372,935.20         4,322,741.52            0.00
                                           11,722,851.90                     11,722,851.90         3,195,336.66            0.00
                                           17,207,560.18                     17,207,560.18         2,886,483.61            0.00
                                           14,691,800.81                     14,691,800.81         4,285,376.33            0.00
                                           17,197,279.08                     17,197,279.08         6,811,083.62            0.00
                                           15,504,490.86                     15,504,490.86         4,818,163.60            0.00
                                           11,904,998.66                     11,904,998.66         4,848,466.79            0.00
                                            7,211,819.84                      7,211,819.84         4,429,985.89            0.00
                                            8,633,057.26                      8,633,057.26         2,903,091.80            0.00
                                           10,443,070.12                     10,443,070.12           884,486.84            0.00
                                           11,720,349.94                     11,720,349.94         1,010,929.45            0.00
                                            8,564,089.35                      8,564,089.35         1,510,265.51            0.00
                                            7,479,246.64                      7,479,246.64         1,584,780.00            0.00
                                           10,611,284.66                     10,611,284.66           901,635.09            0.00
                                           16,496,614.28                     16,496,614.28           812,580.33            0.00
                                           14,115,082.64                     14,115,082.64         1,542,338.88            0.00
                                           16,562,222.16                     16,562,222.16         2,623,512.97            0.00
                                           14,840,653.37                     14,840,653.37         1,584,597.47            0.00
                                           11,271,867.97                     11,271,867.97         1,861,717.21            0.00
                                            6,644,313.99                      6,644,313.99         1,279,611.14            0.00
                                            7,693,316.20                      7,693,316.20           667,548.16            0.00
                                            9,795,133.28                      9,795,133.28           188,795.20            0.00
                                           10,958,156.04                     10,958,156.04           133,179.97            0.00
                                            8,033,198.42                      8,033,198.42           187,344.10            0.00
                                            7,001,521.70                      7,001,521.70           177,748.12            0.00
                                           10,001,306.67                     10,001,306.67            58,141.75            0.00
                                           15,686,375.93                     15,686,375.93            28,992.18            0.00
                                           13,305,308.18                     13,305,308.18           233,181.21            0.00
                                           15,253,592.56                     15,253,592.56           143,838.36            0.00
                                           13,439,340.18                     13,439,340.18            47,718.35            0.00
                                            9,627,709.80                      9,627,709.80            91,017.61            0.00
                                            4,845,435.52                      4,845,435.52             5,560.22            0.00
                                            5,846,192.76                      5,846,192.76                 0.00            0.00
                                            7,626,986.55                      7,626,986.55             9,386.14            0.00
                                            8,420,026.39                      8,420,026.39                 0.00            0.00
                                            6,063,594.56                      6,063,594.56                 0.00            0.00
                                            5,223,953.51                      5,223,953.51                 0.00            0.00
                                            7,797,581.78                      7,797,581.78                 0.00            0.00
                                           12,241,335.77                     12,241,335.77                 0.00            0.00
                                            8,547,844.85                      8,547,844.85                 0.00            0.00
                                            9,171,743.38                      9,171,743.38                 0.00            0.00
                                            8,838,821.22                      8,838,821.22                 0.00            0.00
                                            5,892,614.25                      5,892,614.25                 0.00            0.00
                                            1,524,196.03                      1,524,196.03                 0.00            0.00
                                            2,155,353.95                      2,155,353.95                 0.00            0.00
                                            2,948,921.29                      2,948,921.29                 0.00            0.00
                                            3,471,809.78                      3,471,809.78                 0.00            0.00
                                            1,939,596.57                      1,939,596.57                 0.00            0.00
                                            1,711,213.57                      1,711,213.57                 0.00            0.00
                                            3,365,677.46                      3,365,677.46                 0.00            0.00
                                            5,657,510.12                      5,657,510.12                 0.00            0.00
                                            3,605,516.92                      3,605,516.92                 0.00            0.00
                                            3,745,028.73                      3,745,028.73                 0.00            0.00
                                            3,458,411.68                      3,458,411.68                 0.00            0.00
                                            1,765,194.32                      1,765,194.32                 0.00            0.00
                                              308,041.89                        308,041.89                 0.00            0.00
                                              231,422.23                        231,422.23                 0.00            0.00
                                              276,666.19                        276,666.19                 0.00            0.00
                                              336,307.15                        336,307.15                 0.00            0.00
                                              135,733.57                        135,733.57                 0.00            0.00
                                               82,298.61                         82,298.61                 0.00            0.00
                                              356,451.64                        356,451.64                 0.00            0.00
                                              354,314.13                        354,314.13                 0.00            0.00
                                              125,457.56                        125,457.56                 0.00            0.00
                                              223,408.04                        223,408.04                 0.00            0.00
                                               26,132.80                         26,132.80                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00

     Total Time Balance of Scheduled Cash Flows
                                          551,413,832.41                    551,413,832.41        85,391,936.74       19,167.15


     CASE EQUIPMENT LOAN TRUST 1996-B
     $125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
     $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
     $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
     $25,000,000 Class B Asset Backed Notes due September 15, 2003
     $34,000,000 6.95% Asset Backed Certificates due September 15, 2003
                                                              18-Jul-99
                                                               09:17 AM
     Prepared by Lisa Sorenson, Phone 414-636-6184 File: service\us96b.xls

     NPV Data Input Section                     5-Jul-99                          5-Jul-99             5-Jul-99        5-Jul-99
     Scheduled cash flows as of the               Pool 3                            Pool 4               Pool 5          Pool 6
       end of the collection period           877,158.12                      1,138,914.34         1,126,623.15       24,542.55
     Line 0 is scheduled amount               964,314.48                      1,128,149.10           929,197.76       51,558.19
       delinquent                           5,204,825.93                      2,144,183.18         1,394,387.05       86,726.62
                                            2,444,453.73                      5,406,266.56         1,225,423.31       47,073.49
                                              905,767.04                      3,267,612.56         5,788,275.92       74,096.60
                                            1,042,004.84                      1,119,948.18         2,924,627.92      275,094.47
                                            1,016,957.15                        997,881.65         1,049,763.23      198,649.99
                                              669,619.91                        735,785.59           617,724.88       40,567.25
                                              670,156.03                        693,564.24           567,368.74       33,654.84
                                              515,885.63                        642,037.97           581,440.64       64,601.77
                                              449,371.85                        616,312.83           702,287.22       65,378.73
                                              423,466.98                        519,870.12           552,181.13       42,154.64
                                              451,849.64                        603,897.51           671,843.62       39,976.24
                                              671,429.25                        718,924.78           628,371.26       44,460.94
                                            4,112,877.48                      1,707,943.39         1,029,278.84       61,348.69
                                            1,800,593.17                      4,071,324.40           953,405.33       39,976.24
                                              524,439.85                      2,443,117.28         4,702,198.81       62,234.71
                                              528,276.68                        670,039.70         2,174,780.88      192,023.20
                                              491,355.74                        438,776.01           478,497.60      177,871.11
                                              240,088.30                        300,716.44           200,481.79       11,054.46
                                              182,787.30                        245,554.35           172,668.59        7,448.27
                                              177,870.26                        196,521.56           198,783.72        7,448.27
                                              120,089.61                        163,854.34           182,920.70       35,914.40
                                               73,678.15                        132,237.35           108,362.68        9,309.26
                                               93,940.03                        164,418.48           210,207.08        9,309.26
                                              253,421.12                        254,788.13           165,215.51        9,309.26
                                            1,807,738.76                        822,666.90           336,854.32        9,309.26
                                              723,091.57                      1,522,032.01           294,625.45        9,309.26
                                              216,782.59                      1,079,816.63         1,760,616.56       30,829.77
                                              108,706.69                        317,698.78         1,080,330.83       95,131.79
                                              143,496.37                         86,427.43           185,846.75       61,544.54
                                               34,096.29                         90,591.82            14,516.59            0.00
                                               21,930.87                          7,967.18            25,283.83            0.00
                                                  358.23                         29,437.44            38,037.07            0.00
                                                    0.00                          1,178.75             5,510.60            0.00
                                                    0.00                          1,178.75               635.46            0.00
                                                    0.00                          1,178.75            21,835.04            0.00
                                               21,298.52                          1,178.75               635.46            0.00
                                               36,160.88                         68,581.52            37,338.69            0.00
                                                    0.00                         47,688.74           111,312.22            0.00
                                                    0.00                          1,934.52           143,556.02       12,875.66
                                                    0.00                         13,719.07            30,987.12            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00
                                                    0.00                              0.00                 0.00            0.00

     Total Time Balance of Scheduled Cash Flows
                                           28,020,339.04                     34,615,917.08        33,424,239.37    1,930,783.73




Us96b4                                             Page 1



     CASE EQUIPMENT LOAN TRUST 1996-B
     $125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
     $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
     $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
     $25,000,000 Class B Asset Backed Notes due September 15, 2003
     $34,000,000 6.95% Asset Backed Certificates due September 15, 2003

     Prepared by Lisa Sorenson, Phone 414-636-6184                                         07/18/99
                                                                                           09:17 AM
     Payment Date                                                                                              15-Jul-99
     Collection Period Begin Date                                                                              05-Jun-99
     Collection Period End Date                                                           31-Aug-96            05-Jul-99
     Days in accrual period (30/360)                                                                                  30

     PART I -- MONTHLY DATA INPUT 107
     Total Receipts During the Period                                                                     $11,644,882.52

     Warranty Repurchases
         Contracts deferred beyond Final Scheduled Maturity Date                                                   $0.00
         Government obligors                                                                                       $0.00
               Total Warranty Repurchases                                                                          $0.00

     Total Collections For The Period                                                                     $11,644,882.52

     Miscellaneous Data
         Scheduled Amounts 30 - 59 days past due                                                           $2,150,894.22
         Scheduled Amounts 60 days or more past due                                                        $2,340,650.17
         Net Losses on Liquidated Receivables                                                                 $41,393.39
         Number of Loans at Beginning of Period                                                                   14,924
         Number of Loans at End of Period                                                                         13,819
         Repossessed Equipment not Sold or Reassigned (Beginning)                                                  $0.00
         Repossessed Equipment not Sold or Reassigned (End)                                                        $0.00
         Reinvestment Income (including Pre-Funding Account)                                                 $107,526.47
         Pre-Funding Account Reinvestment Income                                                                   $0.00
         Additional Class B Notes (max $75,000,000)                                                                  $0.00

       =============================================================================================






Us96b4                                             Page 2




     CASE EQUIPMENT LOAN TRUST 1996-B
     $125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
     $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
     $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
     $25,000,000 Class B Asset Backed Notes due September 15, 2003
     $34,000,000 6.95% Asset Backed Certificates due September 15, 2003

     Payment Date                                                                                              15-Jul-99
     Collection Period Begin Date                                                                              05-Jun-99
     Collection Period End Date                                                                                05-Jul-99

     PART II -- SUMMARY

     Total Principal Balance of Notes and Certificates (Beginning of Period)                             $163,274,701.57
       A-1 Note Beginning Principal Balance                                                                        $0.00
       A-2 Note Beginning Principal Balance                                                                        $0.00
       A-3 Note Beginning Principal Balance                                                              $128,220,903.01
       B Note Beginning Principal Balance                                                                  $9,743,229.71
       Certificate Beginning Principal Balance                                                            $25,310,568.85

     Total Principal Balance of Notes and Certificates (End of Period)                                   $152,587,175.40
       A-1 Note Principal Balance (End of Period)                                                                  $0.00
                                                                                                               0.0000000
       A-2 Note Principal Balance (End of Period)                                                                  $0.00
                                                                                                               0.0000000
       A-3 Note Principal Balance (End of Period)                                                        $118,677,480.92
                                                                                                               0.3607218
       B Note Principal Balance (End of Period)                                                            $9,018,045.66
                                                                                                               0.3607218
       Certificate Principal Balance (End of Period)                                                      $24,891,648.83
                                                                                                               0.7321073

     Contract Value Decline                                                                               $10,473,000.54
       Pool Balance (Beg. of Collection Period)                                                           180,781,892.19
       Pool Balance (End of Collection Period)                                                           $170,308,891.65

     Total Distribution Amount (TDA)                                                                      $11,752,408.99
       Total Collections and Investment Income for the Period                                             $11,752,408.99
       Negative Carry Amount                                                                                       $0.00

     Administration Fee Accrued during this Period                                                               $166.67

     Principal Distribution Amount  (PDA)                                                                 $10,473,000.54
     Release from Spread Account to A-1 Noteholders as Principal                                                   $0.00
     Release from Spread Account to A-2 Noteholders as Principal                                                   $0.00
     Release from Spread Account to A-3 Noteholders as Principal                                             $199,375.51
     Release from Spread Account to B Noteholders as Principal                                                $15,150.11
       A-1 Noteholders' Principal Distributable Amount                                                             $0.00
       A-2 Noteholders' Principal Distributable Amount                                                             $0.00
       A-3 Noteholders' Principal Distributable Amount                                                     $9,344,046.58
       B Noteholders' Principal Distributable Amount                                                         $710,033.93
       Certificateholders' Principal Distributable Amount                                                    $418,920.02

     Interest Distributable Amount                                                                           $914,064.58
       Noteholders' Interest Distributable Amount applicable to A-1 Notes                                          $0.00
       Noteholders' Interest Distributable Amount applicable to A-2 Notes                                          $0.00
       Noteholders' Interest Distributable Amount applicable to A-3 Notes                                    $710,557.50
       Noteholders' Interest Distributable Amount applicable to B Notes                                       $56,916.70
       Certificateholders' Interest Distributable Amount                                                     $146,590.38

     Servicing Fees Accrued during this Period                                                               $150,651.58

     Total Distribution Amount Remaining to Deposit to Spread Account                                        $214,525.62

     Spread Account
       Beginning Spread Account Balance                                                                   $17,517,793.16
       Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                 $0.00
       Deposit to Spread Account from Excess Collections over Distributions                                  $214,525.62
       Distribution from Spread Account for Interest / Principal Shortfall                                         $0.00
       Preliminary Spread Account Balance Remaining                                                       $17,732,318.78

       Specified Spread Account Balance                                                                   $17,517,793.16
       Release from Spread Account to Seller as "Excess Servicing Fee"                                             $0.00
       Ending Spread Account Balance (after distributions)                                                $17,517,793.16

     Credit Enhancement                                                                                           21.90%
       Spread account % of Ending Pool Balance                                                                    10.29%
       Overcollateralization % of Ending Pool Balance                                                             11.61%

     Life-to-Date CPR                                                                                             23.69%

     Scheduled Amounts 30 - 59 days past due                                                               $2,150,894.22
                                                                                                                   1.26%
     Scheduled Amounts 60 days or more past due                                                            $2,340,650.17
                                                                                                                   1.37%
     Net Losses on Liquidated Receivables                                                                     $41,393.39
                                                                                                                   0.02%


       =============================================================================================




Us96b4                                             Page 3


       PART III -- SERVICING CALCULATIONS                       15-Jul-99



          1.  Sources and Uses of Collection Account Balance                             Pool 1 Cutoff               Pool 1


       Wtd. Avg. APR                                                                         8.310%               8.310%
       Contract Value (Beg. of Collection Period), by origination pool                                    $87,968,159.04
       Contract Value  (End of Collection Period), by origination pool              $467,425,285.55       $79,970,908.38
       Contract Value Decline                                                                              $7,997,250.66

       Initial Pool Balance                                                                              $875,889,658.01
       Pool Balance (End of Collection Period)                                                           $170,308,891.65

       Total Collections and Investment Income for the period                                             $11,752,408.99
       Negative Carry Amount                                                                                       $0.00

       Total Distribution Amount (TDA)                                                                    $11,752,408.99
       Principal Distribution Amount  (PDA)                                                               $10,473,000.54
       Interest Distribution Amount  (IDA)                                                                 $1,279,408.45

       2.  Calculation of Distributable Amounts

       A-1 Note Beginning Principal Balance                                                                        $0.00
       A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
       A-1 Noteholders' Share of the Principal Distribution Amount                                                 0.00%
       A-1 Noteholders' Principal Distributable Amount                                                             $0.00

       A-2 Note Beginning Principal Balance                                                                        $0.00
       A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
       A-2 Noteholders' Share of the Principal Distribution Amount                                                 0.00%
       A-2 Noteholders' Principal Distributable Amount                                                             $0.00

       A-3 Note Beginning Principal Balance                                                              $128,220,903.01
       A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
       A-3 Noteholders' Share of the Principal Distribution Amount                                                89.22%
       A-3 Noteholders' Principal Distributable Amount                                                     $9,344,046.58

       B Note Beginning Principal Balance                                                                  $9,743,229.71
       B Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
       B Noteholders' Share of the Principal Distribution Amount                                                   6.78%
       B Noteholders' Principal Distributable Amount                                                         $710,033.93

       Certificate Beginning Principal Balance                                                            $25,310,568.85
       Certificateholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
       Certificateholders' Share of the Principal Distribution Amount                                              4.00%
       Certificateholders' Principal Distributable Amount                                                    $418,920.02

       Interest Accrued on Class A-1 Notes this period                                      5.5625%                $0.00
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                         $0.00
       Interest Due (in Arrears) on above Shortfall                                                                $0.00
       Noteholders' Interest Distributable Amount applicable to A-1 Notes                                          $0.00

       Interest Accrued on Class A-2 Notes this period                                        6.25%                $0.00
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                         $0.00
       Interest Due (in Arrears) on above Shortfall                                                                $0.00
       Noteholders' Interest Distributable Amount applicable to A-2 Notes                                          $0.00

       Interest Accrued on Class A-3 Notes this period                                        6.65%          $710,557.50
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                         $0.00
       Interest Due (in Arrears) on above Shortfall                                                                $0.00
       Noteholders' Interest Distributable Amount applicable to A-3 Notes                                    $710,557.50

       Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                          $710,557.50
       Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                         $0.00
       Interest Due (in Arrears) on above Shortfall                                                                $0.00
       Offered Noteholders' Interest Distributable Amount                                                    $710,557.50

       Interest Accrued on Class B Notes this period                                          7.01%           $56,916.70
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                           $0.00
       Interest Due (in Arrears) on above Shortfall                                                                $0.00
       Noteholders' Interest Distributable Amount applicable to B Notes                                       $56,916.70

       Interest Accrued on Certificates this period                                           6.95%          $146,590.38
       Certificateholders' Interest Carryover Shortfall (Previous Period)                                          $0.00
       Interest Due (in Arrears) on Above Shortfall                                                                $0.00
       Certificateholders' Interest Distributable Amount                                                     $146,590.38

       3.  Allocation of Total Distribution Amount

       Total Distribution Amount                                                                          $11,752,408.99

       Administration Fee Shortfall (Previous Period)                                                              $0.00
       Administration Fee Accrued during this Period                                      $500/qtr.              $166.67
       Administration Fee Paid this Period from TDA                                                              $166.67
       Administration Fee Shortfall                                                                                $0.00

       Total Distribution Amount Remaining                                                                $11,752,242.32



       1.  Sources and Uses of Collection Account Balance                          Pool 2            Pool 3             Pool 4

       Wtd. Avg. APR                                                               6.782%            9.186%             9.025%
       Contract Value (Beg. of Collection Period), by origination pool         $33,867.16    $26,643,669.25     $32,782,183.34
       Contract Value  (End of Collection Period), by origination pool         $18,920.81    $25,936,765.13     $31,946,906.91
       Contract Value Decline                                                  $14,946.35       $706,904.12        $835,276.43

       Initial Pool Balance                                                 10,473,000.54
       Pool Balance (End of Collection Period)

       Total Collections and Investment Income for the period
       Negative Carry Amount

       Total Distribution Amount (TDA)
       Principal Distribution Amount  (PDA)
       Interest Distribution Amount  (IDA)

       2.  Calculation of Distributable Amounts

       A-1 Note Beginning Principal Balance
       A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
       A-1 Noteholders' Share of the Principal Distribution Amount
       A-1 Noteholders' Principal Distributable Amount

       A-2 Note Beginning Principal Balance
       A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
       A-2 Noteholders' Share of the Principal Distribution Amount
       A-2 Noteholders' Principal Distributable Amount

       A-3 Note Beginning Principal Balance
       A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
       A-3 Noteholders' Share of the Principal Distribution Amount
       A-3 Noteholders' Principal Distributable Amount

       B Note Beginning Principal Balance
       B Noteholders' Principal Carryover Shortfall (Previous Period)
       B Noteholders' Share of the Principal Distribution Amount
       B Noteholders' Principal Distributable Amount

       Certificate Beginning Principal Balance
       Certificateholders' Principal Carryover Shortfall (Previous Period)
       Certificateholders' Share of the Principal Distribution Amount
       Certificateholders' Principal Distributable Amount

       Interest Accrued on Class A-1 Notes this period
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
       Interest Due (in Arrears) on above Shortfall
       Noteholders' Interest Distributable Amount applicable to A-1 Notes

       Interest Accrued on Class A-2 Notes this period
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
       Interest Due (in Arrears) on above Shortfall
       Noteholders' Interest Distributable Amount applicable to A-2 Notes

       Interest Accrued on Class A-3 Notes this period
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
       Interest Due (in Arrears) on above Shortfall
       Noteholders' Interest Distributable Amount applicable to A-3 Notes

       Interest Accrued on Class A-1, A-2 and A-3 Notes this period
       Offered Noteholders' Interest Carryover Shortfall (Previous Period)
       Interest Due (in Arrears) on above Shortfall
       Offered Noteholders' Interest Distributable Amount

       Interest Accrued on Class B Notes this period
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes
       Interest Due (in Arrears) on above Shortfall
       Noteholders' Interest Distributable Amount applicable to B Notes

       Interest Accrued on Certificates this period
       Certificateholders' Interest Carryover Shortfall (Previous Period)
       Interest Due (in Arrears) on Above Shortfall
       Certificateholders' Interest Distributable Amount

       3.  Allocation of Total Distribution Amount

       Total Distribution Amount

       Administration Fee Shortfall (Previous Period)
       Administration Fee Accrued during this Period
       Administration Fee Paid this Period from TDA
       Administration Fee Shortfall

       Total Distribution Amount Remaining


       1.  Sources and Uses of Collection Account Balance                          Pool 5              Pool 6

       Wtd. Avg. APR                                                               9.089%              8.864%
       Contract Value (Beg. of Collection Period), by origination pool     $31,543,340.09       $1,810,673.31
       Contract Value  (End of Collection Period), by origination pool     $30,669,369.76       $1,766,020.66
       Contract Value Decline                                                 $873,970.33          $44,652.65

       Initial Pool Balance
       Pool Balance (End of Collection Period)

       Total Collections and Investment Income for the period
       Negative Carry Amount

       Total Distribution Amount (TDA)
       Principal Distribution Amount  (PDA)
       Interest Distribution Amount  (IDA)

       2.  Calculation of Distributable Amounts

       A-1 Note Beginning Principal Balance
       A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
       A-1 Noteholders' Share of the Principal Distribution Amount
       A-1 Noteholders' Principal Distributable Amount

       A-2 Note Beginning Principal Balance
       A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
       A-2 Noteholders' Share of the Principal Distribution Amount
       A-2 Noteholders' Principal Distributable Amount

       A-3 Note Beginning Principal Balance
       A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
       A-3 Noteholders' Share of the Principal Distribution Amount
       A-3 Noteholders' Principal Distributable Amount

       B Note Beginning Principal Balance
       B Noteholders' Principal Carryover Shortfall (Previous Period)
       B Noteholders' Share of the Principal Distribution Amount
       B Noteholders' Principal Distributable Amount

       Certificate Beginning Principal Balance
       Certificateholders' Principal Carryover Shortfall (Previous Period)
       Certificateholders' Share of the Principal Distribution Amount
       Certificateholders' Principal Distributable Amount

       Interest Accrued on Class A-1 Notes this period
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
       Interest Due (in Arrears) on above Shortfall
       Noteholders' Interest Distributable Amount applicable to A-1 Notes

       Interest Accrued on Class A-2 Notes this period
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
       Interest Due (in Arrears) on above Shortfall
       Noteholders' Interest Distributable Amount applicable to A-2 Notes

       Interest Accrued on Class A-3 Notes this period
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
       Interest Due (in Arrears) on above Shortfall
       Noteholders' Interest Distributable Amount applicable to A-3 Notes

       Interest Accrued on Class A-1, A-2 and A-3 Notes this period
       Offered Noteholders' Interest Carryover Shortfall (Previous Period)
       Interest Due (in Arrears) on above Shortfall
       Offered Noteholders' Interest Distributable Amount

       Interest Accrued on Class B Notes this period
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes
       Interest Due (in Arrears) on above Shortfall
       Noteholders' Interest Distributable Amount applicable to B Notes

       Interest Accrued on Certificates this period
       Certificateholders' Interest Carryover Shortfall (Previous Period)
       Interest Due (in Arrears) on Above Shortfall
       Certificateholders' Interest Distributable Amount

       3.  Allocation of Total Distribution Amount

       Total Distribution Amount

       Administration Fee Shortfall (Previous Period)
       Administration Fee Accrued during this Period
       Administration Fee Paid this Period from TDA
       Administration Fee Shortfall

       Total Distribution Amount Remaining


                                      Page 4

       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                         $0.00
       Interest Due (in Arrears) on above Shortfall                                                                $0.00
       Interest Accrued on Class A-1 Notes this period                                                             $0.00
       Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                     $0.00
       Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
       to A-1 Notes                                                                                                $0.00

       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                         $0.00
       Interest Due (in Arrears) on above Shortfall                                                                $0.00
       Interest Accrued on Class A-2 Notes this period                                                             $0.00
       Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                     $0.00
       Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
       to A-2 Notes                                                                                                $0.00

       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                         $0.00
       Interest Due (in Arrears) on above Shortfall                                                                $0.00
       Interest Accrued on Class A-3 Notes this period                                                       $710,557.50
       Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                               $710,557.50
       Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
       to A-3 Notes                                                                                                $0.00

       Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                         $0.00
       Interest Due (in Arrears) on above Shortfall                                                                $0.00
       Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                          $710,557.50
       Offered Noteholders' Interest Paid this Period from TDA                                               $710,557.50
       Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                      $0.00

       Total Distribution Amount Remaining                                                                $11,041,684.82

       A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
       A-1 Noteholders' Monthly Principal Distributable Amount                                                     $0.00
       A-1 Noteholders' Principal Distributable Amount Paid from TDA                                               $0.00
       Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

       Total Distribution Amount Remaining                                                                $11,041,684.82

       A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
       A-2 Noteholders' Monthly Principal Distributable Amount                                                     $0.00
       A-2 Noteholders' Principal Distributable Amount Paid from TDA                                               $0.00
       Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

       Total Distribution Amount Remaining                                                                $11,041,684.82

       A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
       A-3 Noteholders' Monthly Principal Distributable Amount                                             $9,344,046.58
       A-3 Noteholders' Principal Distributable Amount Paid from TDA                                       $9,344,046.58
       Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

       Total Distribution Amount Remaining                                                                 $1,697,638.24

       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                           $0.00
       Interest Due (in Arrears) on above Shortfall                                                                $0.00
       Interest Accrued on Class B Notes this period                                                          $56,916.70
       Noteholders' Interest applicable to B Notes Paid this Period from TDA                                  $56,916.70
       Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
       applicable to B Notes                                                                                       $0.00

       Total Distribution Amount Remaining                                                                 $1,640,721.54

       B Noteholders' Principal Distributable Amount                                                               $0.00
       B Noteholders' Monthly Principal Distributable Amount                                                 $710,033.93
       B Noteholders' Principal Distributable Amount Paid from TDA                                           $710,033.93
       Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

       Total Distribution Amount Remaining                                                                   $930,687.60

       Certificateholders' Interest Carryover Shortfall (Previous Period)                                          $0.00
       Interest Due (in Arrears) on Above Shortfall                                                                $0.00
       Interest Accrued on Certificates this period                                                          $146,590.38
       Certificateholders' Interest Paid this Period from TDA                                                $146,590.38
       Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                               $0.00

       Total Distribution Amount Remaining                                                                   $784,097.22

       Certificateholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
       Certificateholders' Principal Distributable Amount applicable to current period                       $418,920.02
       Certificateholders' Principal Distributable Amount Paid from TDA                                      $418,920.02
       Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                              $0.00

       Total Distribution Amount Remaining                                                                   $365,177.20

       Servicing Fee Shortfall (Previous Period)                                                                   $0.00
       Servicing Fees Accrued during this Period                                              1.00%          $150,651.58
       Servicing Fees Paid this Period from TDA                                                              $150,651.58
       Servicing Fee Shortfall                                                                                     $0.00

       Total Distribution Amount Remaining to Deposit to Spread Acct                                         $214,525.62

       4.  Reconciliation of Pre-Funding Account

       Beginning Pre-Funding Account Balance                                                                       $0.00

       New Collateral Purchased                                                                                    $0.00
       Deposit to Spread Account                                                              3.75%                $0.00
       Payment to Seller                                                                                           $0.00

       Ending Pre-Funding Account Balance                                                                          $0.00



                                      Page 5



       Excess Pre-Funded Amount/(Payment to Seller)                                                                $0.00

       Adjusted Ending Pre-Funding Account Balance                                                                 $0.00

       5.  Reconciliation of Negative Carry Account

       Beginning Negative Carry Account Balance                                                                    $0.00

       Pre-Funded Percentage                                                                                      0.000%
       Negative Carry Amount                                                                                       $0.00
       Cumulative Negative Carry Amount                                                                    $1,279,542.53
       Maximum Negative Carry Amount                                                                               $0.00
       Required Negative Carry Account Balance                                                                     $0.00
       Interim Ending Negative Carry Account Balance                                                               $0.00
       Negative Carry Amount Released to Seller                                                                    $0.00

       Ending Negative Carry Account Balance                                                                       $0.00

       6.  Distributions from Spread Account

       Beginning Spread Account Balance                                                                   $17,517,793.16
       Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                 $0.00
       Deposit to Spread Account from Excess Collections over Distributions                                  $214,525.62

       Distribution from Spread Account to Noteholders' Distr. Account                                             $0.00
       Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
       applicable to A-1 Notes                                                                                     $0.00
       Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
       applicable to A-2 Notes                                                                                     $0.00
       Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
       applicable to A-3 Notes                                                                                     $0.00
       Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
       applicable to B Notes                                                                                       $0.00
       Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00
       Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00
       Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00
       Adjustment to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00

       Preliminary Spread Account Balance Remaining                                                       $17,732,318.78

       Distribution from Spread Account to Certificateholders' Distr. Account                                      $0.00
       Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                 $0.00
       Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                    $0.00

       Preliminary Spread Account Balance Remaining                                                       $17,732,318.78

       Cumulative Realized Losses since 31-August-96 (Cut-off Date)                                        $3,311,745.12
       Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                    NO
       12*(Realized Losses during Collection Period + Repos at end of Collection Period)                     $496,720.68
       Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                           NO
       60 day or > Delinquent Scheduled Amounts                                                            $2,340,650.17
       Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                NO
       Are any of the three conditions "YES"?                                                       NO


       Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

       As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.
       Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
       have been charged to the trust was:                                                                    642,178.54

       If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

       Restated Cumulative Realized Losses:                                                                 3,953,923.66
       Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                          NO


       Preliminary A-1 Note Principal Balance (End of Period)                                                      $0.00
       Preliminary A-2 Note Principal Balance (End of Period)                                                      $0.00
       Preliminary A-3 Note Principal Balance (End of Period)                                            $118,876,856.42
       Preliminary B Note Principal Balance (End of Period)                                                $9,033,195.78
       Preliminary Certificate Principal Balance (End of Period)                                          $24,891,648.83
       Preliminary Total Principal Balance of Notes and Certificates (End of Period)                     $152,801,701.03

       Specified Spread Account Balance                                                                   $17,517,793.16
       Greater of:
       (a)  3.75% of Pool Balance at end of Collection Period; and                            3.75%        $6,386,583.44

       (b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
              Certificate Balance = Spread Account), or                                       2.50%       $21,897,241.45
       (b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
              and Certificates < = 97.50% of Pool Balance), or                                 2.25%       $19,707,517.31
       (b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
              and Certificates < = 96.25% of Pool Balance)                                     2.00%       $17,517,793.16

       Preliminary Spread Account Balance Remaining                                                       $17,732,318.78
       Preliminary Excess Amount in Spread Account                                                           $214,525.62

       Release from Spread Account to Seller as "Excess Servicing Fee"                   Turbo Date                $0.00
       Release from Spread Account to A-1 Noteholders as Principal                        15-Jul-97                $0.00
       Release from Spread Account to A-2 Noteholders as Principal                                                 $0.00
       Release from Spread Account to A-3 Noteholders as Principal                                           $199,375.51
       Release from Spread Account to B Noteholders as Principal                                              $15,150.11
       Ending Spread Account Balance (after distributions)                                                $17,517,793.16
       Net Change in Spread Account Balance                                                                        $0.00

       7.  Ending Balances
       Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                          $0.00
       Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                          $0.00
       Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                          $0.00
       Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                            $0.00
       A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
       A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
       A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
       B Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
       Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                          $0.00
       Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                         $0.00

       A-1 Note Principal Balance (End of Period)                                                                  $0.00
       A-2 Note Principal Balance (End of Period)                                                                  $0.00
       A-3 Note Principal Balance (End of Period)                                                        $118,677,480.92
       B Note Principal Balance (End of Period)                                                            $9,018,045.66
       Certificate Principal Balance (End of Period)                                                      $24,891,648.83
       Total Principal Balance of Notes and Certificates (End of Period)                                 $152,587,175.40

       A-1 Note Pool Factor (End of Period)                                         $125,000,000.00            0.0000000
       A-2 Note Pool Factor (End of Period)                                         $362,000,000.00            0.0000000
       A-3 Note Pool Factor (End of Period)                                         $329,000,000.00            0.3607218
       B Note Pool Factor (End of Period)                                            $25,000,000.00            0.3607218
       Certificate Pool Factor (End of Period)                                       $34,000,000.00            0.7321073
       Total Notes & Certificates Pool Factor (End of Period)                                                  0.1743853

       Specified Spread Account Balance (after all distributions and adjustments)                         $17,517,793.16



                                      Page 6

     CASE EQUIPMENT LOAN TRUST 1996-B
     STATEMENT TO NOTEHOLDERS

     $125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
     $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
     $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
     $25,000,000 Class B Asset Backed Notes due September 15, 2003
     $34,000,000 6.95% Asset Backed Certificates due September 15, 2003

     Payment Date:                                                                                             15-Jul-99

     (1)  Amount of principal being paid on the Notes:

       (a)  A-1 Notes:                                                                                             $0.00
            per $1,000 original principal amount:                                                            $0.00000000

       (b)   A-2 Notes:                                                                                            $0.00
             per $1,000 original principal amount:                                                           $0.00000000

       (c)   A-3 Notes:                                                                                    $9,543,422.09
             per $1,000 original principal amount:                                                          $29.00736198

       (d)   B Notes:                                                                                        $725,184.05
             per $1,000 original principal amount:                                                          $29.00736198

       (e)   Total                                                                                        $10,268,606.14

     (2) Interest on the Notes

       (a)   A-1 Notes:                                                                                            $0.00
             per $1,000 original principal amount:                                                           $0.00000000

       (b)   A-2 Notes:                                                                                            $0.00
             per $1,000 original principal amount:                                                           $0.00000000

       (c)   A-3 Notes:                                                                                      $710,557.50
             per $1,000 original principal amount:                                                           $2.15974925

       (d)   B Notes:                                                                                         $56,916.70
             per $1,000 original principal amount:                                                           $2.27666801

       (e)   Total                                                                                           $767,474.20

     (3) Pool Balance at the end of the related Collection Period                                        $170,308,891.65

     (4)  After giving effect to distributions on current Payment Date:

       (a) (i)  outstanding principal amount of A-1 Notes:                                                         $0.00
           (ii) A-1 Note Pool Factor:                                                                          0.0000000

       (b) (i)  outstanding principal amount of A-2 Notes:                                                         $0.00
           (ii) A-2 Note Pool Factor:                                                                          0.0000000

       (c) (i)  outstanding principal amount of A-3 Notes:                                               $118,677,480.92
           (ii) A-3 Note Pool Factor:                                                                         $0.3607218

       (d) (i)  outstanding principal amount of A-3 Notes:                                                 $9,018,045.66
           (ii) A-3 Note Pool Factor:                                                                         $0.3607218

       (e) (i)  Certificate Balance                                                                       $24,891,648.83
           (ii) Certificate Pool Factor:                                                                       0.7321073

     (5)  Amount of Servicing Fee:                                                                           $150,651.58
            per $1,000 Beginning of Collection Period:                                                        0.17199835

     (6)  Amount of Administration Fee:                                                                          $166.67
            per $1,000 Beginning of Collection Period:                                                        0.00019028

     (7)  Aggregate Purchase Amounts for Collection Period:                                                        $0.00

     (8)  Aggregate amount of Realized Losses for the
               Collection Period:                                                                             $41,393.39

     (9)  Amount in Spread Account:                                                                       $17,517,793.16

     (10)  Amount in Pre-Funding Account:                                                                          $0.00

     (11)  For the Final payment date with respect to the Funding Period, the                                         NA
            Remaining Pre-Funded Amount

     (12)  Amount in Negative Carry Account:                                                                       $0.00





                                      Page 7




     CASE EQUIPMENT LOAN TRUST 1996-B
     STATEMENT TO CERTIFICATEHOLDERS

     $125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
     $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
     $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
     $25,000,000 Class B Asset Backed Notes due September 15, 2003
     $34,000,000 6.95% Asset Backed Certificates due September 15, 2003

     Payment Date:                                                                                             15-Jul-99

     (1)  Amount of principal being paid or distributed:

       (a)  A-1 Notes:                                                                                             $0.00
            per $1,000 original principal amount:                                                            $0.00000000

       (b)  A-2 Notes:                                                                                             $0.00
            per $1,000 original principal amount:                                                            $0.00000000

       (c)  A-3 Notes:                                                                                      9,543,422.09
            per $1,000 original principal amount:                                                            29.00736198

       (d)  B Notes:                                                                                          725,184.05
            per $1,000 original principal amount:                                                            29.00736198

       (e)  Certificates:                                                                                    $418,920.02
            per $1,000 original principal amount:                                                           $12.32117711

       (f)  Total:                                                                                        $10,687,526.16

     (2)   Amount of interest being paid or distributed:

       (a)  A-1 Notes:                                                                                             $0.00
            per $1,000 original principal amount:                                                            $0.00000000

       (b)  A-2 Notes:                                                                                             $0.00
            per $1,000 original principal amount:                                                            $0.00000000

       (c)  A-3 Notes:                                                                                       $710,557.50
            per $1,000 original principal amount:                                                            $2.15974925

       (d)  B Notes:                                                                                          $56,916.70
            per $1,000 original principal amount:                                                            $2.27666801

       (e)  Certificates:                                                                                    $146,590.38
            per $1,000 original principal amount:                                                            $4.31148170

       (f)  Total:                                                                                           $914,064.58

     (3)  Pool Balance at end of related Collection Period:                                              $170,308,891.65

     (4)  After giving effect to distributions on this Payment Date:

       (a) (i)  outstanding principal amount of A-1 Notes:                                                         $0.00
           (ii) A-1 Note Pool Factor:                                                                          0.0000000

       (b) (i)  outstanding principal amount of A-2 Notes:                                                         $0.00
           (ii) A-2 Note Pool Factor:                                                                          0.0000000

       (c) (i)  outstanding principal amount of A-3 Notes:                                               $118,677,480.92
           (ii) A-3 Note Pool Factor:                                                                          0.3607218

       (d) (i)  outstanding principal amount of B Notes:                                                   $9,018,045.66
           (ii) B Note Pool Factor:                                                                            0.3607218

       (e) (i)  Certificate Balance                                                                       $24,891,648.83
           (ii) Certificate Pool Factor:                                                                       0.7321073

     (5)  Amount of Servicing Fee:                                                                           $150,651.58
            per $1,000 Beginning of Collection Period:                                                       $0.17199835

     (6)  Amount of Administration Fee:                                                                          $166.67
            per $1,000 Beginning of Collection Period:                                                       $0.00019028

     (7)  Aggregate Purchase Amounts for Collection Period:                                                        $0.00

     (8)  Aggregate amount of Realized Losses for the
               Collection Period:                                                                             $41,393.39

     (9)  Amount in Spread Account:                                                                       $17,517,793.16

     (10)  Amount in Pre-Funding Account:                                                                          $0.00

     (11)  For the Final payment date with respect to the Funding Period, the                       NA
            Remaining Pre-Funded Amount

     (12)  Amount in Negative Carry Account:                                                                       $0.00




                                      Page 8




     CASE EQUIPMENT LOAN TRUST 1996-B
     PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

     $125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
     $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
     $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
     $25,000,000 Class B Asset Backed Notes due September 15, 2003
     $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


     Payment Date:                                                                                             15-Jul-99

     (1)  Payment of Administration Fee to Administrator:                                                        $166.67

     (2)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
           Interest Distributable Amount deposited into Note Distribution Account:                           $767,474.20

     (3)  Noteholders' Principal Distributable Amount to be
           deposited into Noteholders' Distribution Account:                                              $10,268,606.14

     (4)  Certificateholders' Interest Distributable Amount to be
           deposited into Certificateholders' Distribution Account:                                          $146,590.38

     (5)  Certificateholders' Principal Distributable Amount to be
           deposited into Certificateholders' Distribution Account:                                          $418,920.02

     (6)  Payment of Servicing Fee to Servicer:                                                              $150,651.58

     (7)  Deposit to Spread Account from Excess Collections over Distributions:                              $214,525.62

     Check for Error                                                                                NO ERROR
     Sum of Above Distributions                                                                           $11,966,934.61
     Total Distribution Amount plus Turbo                                                                 $11,966,934.61




                                      Page 9




     CASE EQUIPMENT LOAN TRUST 1996-B
     SERVICER'S CERTIFICATE

     $125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
     $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
     $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
     $25,000,000 Class B Asset Backed Notes due September 15, 2003
     $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


     Payment Date:                                                                                             15-Jul-99
     (1)  Total Distribution Amount:                                                                      $11,752,408.99

     (2)  Administration Fee:                                                                                    $166.67

     (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                      $0.00

     (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                       $0.00

     (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                      $0.00

     (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                       $0.00

     (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                $710,557.50

     (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                       $0.00

     (9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                   $56,916.70

     (10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                        $0.00

     (11)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'                         $767,474.20
           Interest Distributable Amount deposited into Note Distribution Account:

     (12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                $0.00

     (13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                        0.00%

     (14)  A-1 Noteholders' Principal Carryover Shortfall:                                                         $0.00

     (15)  A-1 Noteholders' Principal Distributable Amount:                                                        $0.00

     (16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                $0.00

     (17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                        0.00%

     (18)  A-2 Noteholders' Principal Carryover Shortfall:                                                         $0.00

     (19)  A-2 Noteholders' Principal Distributable Amount:                                                        $0.00

     (20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                        $9,344,046.58

     (21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                       89.22%

     (22)  A-3 Noteholders' Principal Carryover Shortfall:                                                         $0.00

     (23)  A-3 Noteholders' Principal Distributable Amount:                                                $9,543,422.09

     (24)  B Noteholders' Monthly Principal Distributable Amount:                                            $710,033.93

     (25)  % of Principal Distribution Amount applicable to B Noteholders                                          6.78%

     (26)  B Noteholders' Principal Carryover Shortfall:                                                           $0.00

     (27)  B Noteholders' Principal Distributable Amount:                                                    $725,184.05

     (28)  Noteholders' Principal Distribution Amount:                                                    $10,268,606.14

     (29)  Noteholders' Distributable Amount:                                                             $11,036,080.34

     (30)  Certificateholders' Interest Distributable Amount:                                                $146,590.38

     (31)  Certificateholders' Interest Carryover Shortfall:                                                       $0.00

     (32)  Certificateholders' Percentage:                                                                         4.00%

     (33) Certificateholders' Principal Distributable Amount applicable to current period                    $418,920.02

     (34)  Certificateholders' Principal Carryover Shortfall:                                                      $0.00

     (35)  Certificateholders' Principal Distributable Amount:                                               $418,920.02

     (36)  Certificateholders' Distributable Amount:                                                         $565,510.40

     (37)  Servicing Fee:                                                                                    $150,651.58

     (38)  Deposit to Spread Account (from excess collections):                                              $214,525.62



                                      Page 10


     (39)  Specified Spread Account Balance (after all distributions and adjustments) :                   $17,517,793.16
        The greater of:
       (a) 3.75% of the Pool Balance at the beginning of the Collection Period
            in which the Payment Date occurs; and                                                          $6,386,583.44

       (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
              Balance = Spread Account), or                                                               $21,897,241.45

       (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
               and Certificates( = 97.50% of Pool Balance                                                 $19,707,517.31

       (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
               and Certificates( = 96.25% of Pool Balance                                                 $17,517,793.16

     (40)  Spread Account Trigger Tests:
     (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
              the end of the related Collection Period:                                                    $3,311,745.12

         (ii) 2.25% of the Initial Pool Balance:                                              2.25%       $19,707,517.31

     (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value 847 of all Receivables as to which the related Finance Equipment
              has been repossessed but in which the receivable has not been liquidated:                      $496,720.68

         (ii) 1.65% of the Pool Balance at the beginning of the Collection Period:            1.65%        $2,953,025.11

     (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
              as of the end of the related Collection Period:                                              $2,340,650.17

         (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs:                                               2.25%        $3,792,214.60

     (41)  Spread Account Balance over the Specified Spread Account Balance:                                 $214,525.62

     (42)  Excess Amounts Distributed To Seller:
       (a) Release of Excess Amount in Spread Account                                                              $0.00
       (b) Release of Excess Amount in Negative Carry Account                                                       0.00


     (43)  Amount to be withdrawn from the Spread Account and deposited
       into the Note Distribution Account                                                                          $0.00

     (44)  Amount to be withdrawn from the Spread Account and deposited
       into the Certificate Distribution Account:                                                                  $0.00

     (45)  Pool Balance as of the opening of business on the first day of
                the Collection Period in which the Payment Date occurs:                                  $170,308,891.65

     (46)  After giving effect to all distributions on such Payment Date:
                Outstanding Principal Balance of A-1 Notes:                                                        $0.00
                A-1 Note Pool Factor:                                                                          0.0000000

                Outstanding Principal Balance of A-2 Notes:                                                        $0.00
                A-2 Note Pool Factor:                                                                          0.0000000

                Outstanding Principal Balance of A-3 Notes:                                              $118,677,480.92
                A-3 Note Pool Factor:                                                                          0.3607218

                Outstanding Principal Balance of B Notes:                                                  $9,018,045.66
                B Note Pool Factor:                                                                            0.3607218

                Outstanding Principal Balance of the Certificates:                                        $24,891,648.83
                Certificate Pool Factor:                                                                       0.7321073

     (47)  Aggregate Purchase Amounts for related Collection Period:                                               $0.00

     (48)  Aggregate Amount of Realized Losses for the related Collection Period:                             $41,393.39

     (49)  Spread Account Balance after giving effect to all distributions:                               $17,517,793.16

     (50)  Originally Scheduled Pool Balance as of the opening of business on the
            first day of the Collection Period in which the Payment Date occurs:                           $3,968,982.11

     (51)  Number of Collection Periods since Completion of Funding Period                                            34

     (53) Life-to-Date (From Jan-97 Collection Period) CPR                                                        23.69%



                                      Page 11




   CASE EQUIPMENT LOAN TRUST 1997-A
   $71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
   $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
   $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
   $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
   $11,375,000 6.700% Asset Backed Certificates due March 15, 2004
                                                                08:20 PM
     Prepared by Lisa Sorenson, Phone 414-636-6184               File: us97a.xls



                                               -----------------------------------------------------------------------------------
   NPV Data Input Section                            28-Feb-97        05-Jul-99        05-Jul-99      05-Jul-99       05-Jul-99
                                               -----------------------------------------------------------------------------------

   Scheduled cash flows as of the            Pool 1 Cutoff               Pool 1           Pool 2         Pool 3          Pool 4
     end of the collection period           0                -     3,120,398.00       698,453.00   1,523,188.73    1,253,907.72
   Line 0 is scheduled amount               1     6,224,948.06     2,622,164.96       746,757.63   1,430,318.76      917,222.25
     delinquent                             2     4,087,399.27     2,859,781.97       844,551.36   1,382,986.32      893,698.11
                                            3     4,191,051.44     2,497,221.57       877,017.31   1,204,545.42      913,426.10
                                            4     4,860,539.72     3,240,358.89       679,219.24   1,153,646.30    1,096,585.07
                                            5     4,890,016.88     6,156,293.53     1,032,824.53   1,388,492.08    1,219,470.12
                                            6     8,243,609.27    11,026,418.60     1,206,728.18   1,593,786.03    1,376,964.11
                                            7     4,447,750.58     8,036,702.92     1,143,956.19   1,348,361.08    1,048,967.80
                                            8     6,498,644.13     3,996,589.39     4,583,091.39   1,449,004.39      861,312.23
                                            9    14,972,196.07     1,805,565.12     3,160,492.39   7,243,866.30    1,498,163.33
                                           10    23,007,915.80     1,522,526.47       410,567.87   2,680,518.22    5,104,673.30
                                           11    15,613,409.45     1,668,450.60       443,325.53     644,264.51    1,618,933.38
                                           12     7,785,366.54     1,703,428.73       451,319.78     700,786.06      663,400.39
                                           13     3,880,079.26     1,749,948.27       495,221.97     847,426.56      603,219.81
                                           14     3,600,829.31     2,143,182.31       567,669.04     913,311.69      633,113.15
                                           15     3,835,204.18     1,692,574.89       531,398.39     732,016.20      634,168.34
                                           16     4,406,106.30     2,412,953.84       416,436.83     747,008.94      754,383.17
                                           17     4,331,724.09     5,065,104.23       669,642.86     861,872.99      864,018.46
                                           18     7,068,300.66     9,229,159.07       821,180.33   1,042,386.10    1,006,922.73
                                           19     3,940,812.53     5,541,570.22       822,769.51     914,180.74      791,986.86
                                           20     6,159,747.89     2,265,537.50     2,933,304.40     896,412.00      615,243.55
                                           21    14,561,634.89       672,369.25     1,864,367.86   4,128,357.04      990,971.99
                                           22    22,594,768.79       402,301.84       103,201.60   1,480,076.17    2,759,376.88
                                           23    15,235,344.04       515,562.00       121,304.18     202,552.55      888,789.64
                                           24     7,445,650.52       523,857.47       116,681.81     210,239.94      196,275.72
                                           25     3,579,468.36       533,967.55       154,556.89     238,410.32      159,136.25
                                           26     3,299,938.35       767,137.24       215,183.26     382,925.83      183,198.67
                                           27     3,563,571.09       586,247.75       128,860.21     227,144.92      184,317.28
                                           28     3,983,635.33       920,826.83        79,474.28     241,179.06      198,856.49
                                           29     4,043,413.87     2,378,091.03       218,691.75     258,808.38      305,392.25
                                           30     6,668,398.88     5,411,313.97       414,392.61     400,613.25      322,196.41
                                           31     3,721,394.41     2,861,846.36       394,784.64     421,652.54      287,243.44
                                           32     5,930,985.23     1,005,137.61     1,427,044.23     375,438.28      151,344.26
                                           33    14,048,509.71        99,288.75       843,872.45   2,053,385.60      375,520.40
                                           34    21,617,434.15         7,196.42           847.08     634,743.63    1,340,310.88
                                           35    14,319,031.03        35,052.77           584.06      36,775.45      365,434.97
                                           36     6,622,218.98        14,356.23        23,719.13      34,332.55       37,265.20
                                           37     2,794,527.41        47,941.31             0.00      28,033.61        1,565.09
                                           38     2,537,050.75        35,379.82        55,264.82      51,626.76       12,424.09
                                           39     2,704,903.39        69,439.23        38,148.93      22,299.64       17,341.47
                                           40     3,060,906.46       229,189.95             0.00      55,730.44       30,872.05
                                           41     3,177,927.21       235,541.07             0.00      18,636.70          673.13
                                           42     5,473,838.49       241,110.04        15,465.97      34,101.19        6,265.18
                                           43     2,780,181.99        30,586.53        41,797.19           0.00      105,295.95
                                           44     4,848,252.59        10,510.96        74,792.25      35,238.87          673.13
                                           45    12,421,394.48             0.00        11,420.11      42,142.50       51,861.78
                                           46    19,846,926.73             0.00             0.00           0.00       42,250.21
                                           47    10,668,299.66             0.00             0.00           0.00            0.00
                                           48     4,018,932.10             0.00             0.00           0.00            0.00
                                           49       999,620.21             0.00             0.00           0.00            0.00
                                           50       715,596.94             0.00             0.00           0.00            0.00
                                           51       729,463.38             0.00             0.00           0.00            0.00
                                           52       978,501.21             0.00             0.00       5,516.38            0.00
                                           53     1,067,113.54             0.00             0.00           0.00            0.00
                                           54     2,553,275.87             0.00             0.00           0.00            0.00
                                           55       800,506.74             0.00             0.00           0.00            0.00
                                           56     2,078,844.49             0.00             0.00           0.00            0.00
                                           57     7,648,805.10             0.00             0.00           0.00            0.00
                                           58    12,223,538.12             0.00             0.00           0.00            0.00
                                           59     6,284,273.88             0.00             0.00           0.00            0.00
                                           60     1,911,175.78             0.00             0.00           0.00            0.00
                                           61        92,369.69             0.00             0.00           0.00            0.00
                                           62        41,527.82             0.00             0.00           0.00            0.00
                                           63        38,987.30             0.00             0.00           0.00            0.00
                                           64        13,226.62             0.00             0.00           0.00            0.00
                                           65        99,942.27             0.00             0.00           0.00            0.00
                                           66        66,826.08             0.00             0.00           0.00            0.00
                                           67        60,733.30             0.00             0.00           0.00            0.00
                                           68       655,358.90             0.00             0.00           0.00            0.00
                                           69       584,135.41             0.00             0.00           0.00            0.00
                                           70       430,830.03             0.00             0.00           0.00            0.00
                                           71       139,155.22             0.00             0.00           0.00            0.00
                                           72             0.00             0.00             0.00           0.00            0.00
                                           73             0.00             0.00             0.00           0.00            0.00

   Total Time Balance of Scheduled
      Cash Flows                                                    97,990,183.06    29,880,383.04  42,318,341.02   33,384,632.79


                                           Page 1

  CASE EQUIPMENT LOAN TRUST 1997-A
  $71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
  $282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
  $259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
  $26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
  $11,375,000  6.700% Asset Backed Certificates due March 15, 2004

  Prepared by Lisa Sorenson, Phone 414-636-6184                                      07/16/99
                                                                                     08:20 PM
  Payment Date                                                                                         15-Jul-99
  Collection Period Begin Date                                                                         05-Jun-99
  Collection Period End Date                                                        28-Feb-97          05-Jul-99
  Days in accrual period (30/360)                                                                             30

  PART I -- MONTHLY DATA INPUT
  Total Receipts During the Period                                                                 $7,763,822.86

  Warranty Repurchases
      Contracts deferred beyond Final Scheduled Maturity Date                                              $0.00
      Government obligors                                                                                  $0.00
            Total Warranty Repurchases                                                                     $0.00

  Total Collections For The Period                                                                 $7,763,822.86

  Miscellaneous Data
      Scheduled Amounts 30 - 59 days past due                                                      $1,705,103.49
      Scheduled Amounts 60 days or more past due                                                   $2,495,968.83
      Net Losses on Liquidated Receivables                                                           $163,518.63
      Number of Loans at Beginning of Period                                                              12,357
      Number of Loans at End of Period                                                                    12,125
      Repossessed Equipment not Sold or Reassigned (Beginning)                                             $0.00
      Repossessed Equipment not Sold or Reassigned (End)                                                   $0.00
      Reinvestment Income (including Pre-Funding Account and Spread Account)                          $82,333.28
      Pre-Funding Account Reinvestment Income                                                              $0.00


                                           Page 2

  CASE EQUIPMENT LOAN TRUST 1997-A
  $71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
  $282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
  $259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
  $26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
  $11,375,000  6.700% Asset Backed Certificates due March 15, 2004

  Payment Date                                                                                         15-Jul-99
  Collection Period Begin Date                                                                         05-Jun-99
  Collection Period End Date                                                                           05-Jul-99

  PART II -- SUMMARY

  Total Principal Balance of Notes and Certificates (Beginning of Period)                        $191,545,493.64
    A-1 Note Beginning Principal Balance                                                                   $0.00
    A-2 Note Beginning Principal Balance                                                                   $0.00
    A-3 Note Beginning Principal Balance                                                         $154,170,493.64
    B Note Beginning Principal Balance                                                            $26,000,000.00
    Certificate Beginning Principal Balance                                                       $11,375,000.00

  Total Principal Balance of Notes and Certificates (End of Period)                              $184,971,524.59
    A-1 Note Principal Balance (End of Period)                                                             $0.00
               A-1 Note Pool Factor (End of Period)                                                    0.0000000
    A-2 Note Principal Balance (End of Period)                                                             $0.00
               A-2 Note Pool Factor (End of Period)                                                    0.0000000
    A-3 Note Principal Balance (End of Period)                                                   $147,596,524.59
               A-3 Note Pool Factor (End of Period)                                                    0.5695958
    B Note Principal Balance (End of Period)                                                      $26,000,000.00
               B Note Pool Factor (End of Period)                                                      1.0000000
    Certificate Principal Balance (End of Period)                                                 $11,375,000.00
               Certificate Pool Factor (End of Period)                                                 1.0000000

  Contract Value Decline                                                                           $6,573,969.05
    Pool Balance (Beg. of Collection Period)                                                     $191,550,712.73
    Pool Balance (End of Collection Period)                                                      $184,976,743.68

  Total Distribution Amount (TDA)                                                                  $7,846,156.14
    Total Collections and Investment Income for the Period                                         $7,846,156.14
    Negative Carry Amount                                                                                  $0.00

  Administration Fee Accrued during this Period ($500 per Quarter)                                       $166.67

  Principal Distribution Amount  (PDA)                                                             $6,573,969.05



  Principal Allocation to Notes and Certificates
    A-1 Noteholders' Principal Distributable Amount                                                        $0.00
    A-2 Noteholders' Principal Distributable Amount                                                        $0.00
    A-3 Noteholders' Principal Distributable Amount                                                $6,573,969.05
    B Noteholders' Principal Distributable Amount                                                          $0.00
    Certificateholders' Principal Distributable Amount                                                     $0.00

  Interest Distributable Amount                                                                    $1,037,343.49
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                               $828,666.40
    Noteholders' Interest Distributable Amount applicable to B Notes                                 $145,166.67
    Certificateholders' Interest Distributable Amount                                                 $63,510.42

  Servicing Fees Accrued during this Period                                                          $159,625.59

  Total Distribution Amount Remaining to Deposit to Spread Account                                    $75,051.34

  Spread Account
    Beginning Spread Account Balance                                                              $13,000,000.00
    Deposit to Spread Account from Pre-Funding Account                                                     $0.00
    Deposit to Spread Account from Excess Collections over Distributions                              $75,051.34
    Distribution from Spread Account for Interest / Principal Shortfall                                    $0.00
          0.00                                                                                             $0.00

    Specified Spread Account Balance                                                              $13,000,000.00
    Release from Spread Account to Seller as "Excess Servicing Fee"                                   $75,051.34
    Ending Spread Account Balance (after distributions)                                           $13,000,000.00

  Credit Enhancement                                                                                       7.03%
    Spread account % of Ending Pool Balance                                                                7.03%
    Overcollateralization % of Ending Pool Balance                                                         0.00%


  Scheduled Amounts 30 - 59 days past due                                                          $1,705,103.49
               as % of Ending Pool Balance                                                                 0.92%
  Scheduled Amounts 60 days or more past due                                                       $2,495,968.83
               as % of Ending Pool Balance                                                                 1.35%
  Net Losses on Liquidated Receivables                                                               $163,518.63
               as % of Ending Pool Balance                                                                 0.09%




                                           Page 3


   PART III -- SERVICING CALCULATIONS                          15-Jul-99



   1.  Sources and Uses of Collection Account Balance                          Pool 1 Cutoff             Pool 1

   Wtd. Avg. APR                                                                      8.823%             8.823%
   Contract Value (Beg. of Collection Period), by origination pool                               $91,514,046.67
   Contract Value  (End of Collection Period), by origination pool           $335,052,501.00     $88,990,152.02
                                                                                                ---------------
   Contract Value Decline                                                                         $2,523,894.65
                                                                                                          2.76%
   Initial Pool Balance                                                                         $191,550,712.73
   Pool Balance (End of Collection Period)                                                      $184,976,743.68

   Total Collections and Investment Income for the period                                         $7,846,156.14
   Negative Carry Amount                                                                                  $0.00

   Total Distribution Amount (TDA)                                                                $7,846,156.14
   Principal Distribution Amount  (PDA)                                                           $6,573,969.05
   Interest Distribution Amount  (IDA)                                                            $1,272,187.09

   2.  Calculation of Distributable Amounts

   A-1 Note Beginning Principal Balance                                                                   $0.00
   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
   A-1 Noteholders' Share of the Principal Distribution Amount                                            0.00%
   A-1 Noteholders' Principal Distributable Amount                                                        $0.00

   Principal Distribution Amount Remaining                                                        $6,573,969.05

   A-2 Note Beginning Principal Balance                                                                   $0.00
   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
   A-2 Noteholders' Share of the Principal Distribution Amount                                            0.00%
   A-2 Noteholders' Principal Distributable Amount                                                        $0.00

   Principal Distribution Amount Remaining                                                        $6,573,969.05

   A-3 Note Beginning Principal Balance                                                         $154,170,493.64
   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
   A-3 Noteholders' Share of the Principal Distribution Amount                                          100.00%
   A-3 Noteholders' Principal Distributable Amount                                                $6,573,969.05

   Principal Distribution Amount Remaining                                                                $0.00

   B Note Beginning Principal Balance                                                            $26,000,000.00
   B Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
   B Noteholders' Share of the Principal Distribution Amount                                              0.00%
   B Noteholders' Principal Distributable Amount                                                          $0.00

   Principal Distribution Amount Remaining                                                                $0.00

   Certificate Beginning Principal Balance                                                       $11,375,000.00
   Certificateholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
   Certificateholders' Share of the Principal Distribution Amount                                         0.00%
   Certificateholders' Principal Distributable Amount                                                     $0.00

   Interest Accrued on Class A-1 Notes this period                                    5.597%              $0.00
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                     $0.00

   Interest Accrued on Class A-2 Notes this period                                    6.000%              $0.00
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                     $0.00

   Interest Accrued on Class A-3 Notes this period                                    6.450%        $828,666.40
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                               $828,666.40

   Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                     $828,666.40
   Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Offered Noteholders' Interest Distributable Amount                                               $828,666.40

   Interest Accrued on Class B Notes this period                                      6.700%        $145,166.67
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Noteholders' Interest Distributable Amount applicable to B Notes                                 $145,166.67

   Interest Accrued on Certificates this period                                       6.700%         $63,510.42
   Certificateholders' Interest Carryover Shortfall (Previous Period)                                     $0.00
   Interest Due (in Arrears) on Above Shortfall                                                           $0.00
   Certificateholders' Interest Distributable Amount                                                 $63,510.42

   3.  Allocation of Total Distribution Amount

   Total Distribution Amount                                                                      $7,846,156.14

   Administration Fee Shortfall (Previous Period)                                                         $0.00
   Administration Fee Accrued during this Period ($500 per Quarter)                  $500.00            $166.67
   Administration Fee Paid this Period from TDA                                                         $166.67
   Administration Fee Shortfall                                                                           $0.00

   Total Distribution Amount Remaining                                                            $7,845,989.47

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Interest Accrued on Class A-1 Notes this period                                                        $0.00
   Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                $0.00
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes         $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Interest Accrued on Class A-2 Notes this period                                                        $0.00
   Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                $0.00
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes         $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Interest Accrued on Class A-3 Notes this period                                                  $828,666.40
   Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                          $828,666.40
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes         $0.00



   1.  Sources and Uses of Collection Account Balance                            Pool 2             Pool 3             Pool 4


   Wtd. Avg. APR                                                                 8.701%             8.302%             8.479%
   Contract Value (Beg. of Collection Period), by origination pool       $28,170,518.01     $39,718,438.20     $32,147,709.85
   Contract Value  (End of Collection Period), by origination pool       $27,090,899.31     $38,588,826.68     $30,306,865.67
                                                                        ---------------    ---------------    ---------------
   Contract Value Decline                                                 $1,079,618.70      $1,129,611.52      $1,840,844.18
                                                                                  3.83%              2.84%              5.73%
   Initial Pool Balance
   Pool Balance (End of Collection Period)

   Total Collections and Investment Income for the period
   Negative Carry Amount

   Total Distribution Amount (TDA)
   Principal Distribution Amount  (PDA)                                             84%
   Interest Distribution Amount  (IDA)                                              16%

   2.  Calculation of Distributable Amounts

   A-1 Note Beginning Principal Balance
   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
   A-1 Noteholders' Share of the Principal Distribution Amount
   A-1 Noteholders' Principal Distributable Amount

   Principal Distribution Amount Remaining

   A-2 Note Beginning Principal Balance
   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
   A-2 Noteholders' Share of the Principal Distribution Amount
   A-2 Noteholders' Principal Distributable Amount

   Principal Distribution Amount Remaining

   A-3 Note Beginning Principal Balance
   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
   A-3 Noteholders' Share of the Principal Distribution Amount
   A-3 Noteholders' Principal Distributable Amount

   Principal Distribution Amount Remaining

   B Note Beginning Principal Balance
   B Noteholders' Principal Carryover Shortfall (Previous Period)
   B Noteholders' Share of the Principal Distribution Amount
   B Noteholders' Principal Distributable Amount

   Principal Distribution Amount Remaining

   Certificate Beginning Principal Balance
   Certificateholders' Principal Carryover Shortfall (Previous Period)
   Certificateholders' Share of the Principal Distribution Amount
   Certificateholders' Principal Distributable Amount

   Interest Accrued on Class A-1 Notes this period
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
   Interest Due (in Arrears) on above Shortfall
   Noteholders' Interest Distributable Amount applicable to A-1 Notes

   Interest Accrued on Class A-2 Notes this period
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
   Interest Due (in Arrears) on above Shortfall
   Noteholders' Interest Distributable Amount applicable to A-2 Notes

   Interest Accrued on Class A-3 Notes this period
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
   Interest Due (in Arrears) on above Shortfall
   Noteholders' Interest Distributable Amount applicable to A-3 Notes

   Interest Accrued on Class A-1, A-2 and A-3 Notes this period
   Offered Noteholders' Interest Carryover Shortfall (Previous Period)
   Interest Due (in Arrears) on above Shortfall
   Offered Noteholders' Interest Distributable Amount

   Interest Accrued on Class B Notes this period
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes
   Interest Due (in Arrears) on above Shortfall
   Noteholders' Interest Distributable Amount applicable to B Notes

   Interest Accrued on Certificates this period
   Certificateholders' Interest Carryover Shortfall (Previous Period)
   Interest Due (in Arrears) on Above Shortfall
   Certificateholders' Interest Distributable Amount

   3.  Allocation of Total Distribution Amount

   Total Distribution Amount

   Administration Fee Shortfall (Previous Period)
   Administration Fee Accrued during this Period ($500 per Quarter)
   Administration Fee Paid this Period from TDA
   Administration Fee Shortfall

   Total Distribution Amount Remaining

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
   Interest Due (in Arrears) on above Shortfall
   Interest Accrued on Class A-1 Notes this period
   Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
   Interest Due (in Arrears) on above Shortfall
   Interest Accrued on Class A-2 Notes this period
   Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
   Interest Due (in Arrears) on above Shortfall
   Interest Accrued on Class A-3 Notes this period
   Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes


                                           Page 4

   Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                     $828,666.40
   Offered Noteholders' Interest Paid this Period from TDA                                          $828,666.40
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                 $0.00

   Total Distribution Amount Remaining                                                            $7,017,323.07

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Interest Accrued on Class B Notes this period                                                    $145,166.67
   Noteholders' Interest applicable to B Notes Paid this Period from TDA                            $145,166.67
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes           $0.00

   Total Distribution Amount Remaining                                                            $6,872,156.40

   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
   A-1 Noteholders' Monthly Principal Distributable Amount                                                $0.00
   A-1 Noteholders' Principal Distributable Amount Paid from TDA                                          $0.00
   Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00

   Total Distribution Amount Remaining                                                            $6,872,156.40

   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
   A-2 Noteholders' Monthly Principal Distributable Amount                                                $0.00
   A-2 Noteholders' Principal Distributable Amount Paid from TDA                                          $0.00
   Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00

   Total Distribution Amount Remaining                                                            $6,872,156.40

   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
   A-3 Noteholders' Monthly Principal Distributable Amount                                        $6,573,969.05
   A-3 Noteholders' Principal Distributable Amount Paid from TDA                                  $6,573,969.05
   Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00









   Total Distribution Amount Remaining                                                              $298,187.35

   B Noteholders' Principal Distributable Amount                                                          $0.00
   B Noteholders' Monthly Principal Distributable Amount                                                  $0.00
   B Noteholders' Principal Distributable Amount Paid from TDA                                            $0.00
   Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

   Total Distribution Amount Remaining                                                              $298,187.35

   Certificateholders' Interest Carryover Shortfall (Previous Period)                                     $0.00
   Interest Due (in Arrears) on Above Shortfall                                                           $0.00
   Interest Accrued on Certificates this period                                                      $63,510.42
   Certificateholders' Interest Paid this Period from TDA                                            $63,510.42
   Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                          $0.00

   Total Distribution Amount Remaining                                                              $234,676.93

   Certificateholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
   Certificateholders' Principal Distributable Amount applicable to current period                        $0.00
   Certificateholders' Principal Distributable Amount Paid from TDA                                       $0.00
   Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                         $0.00

   Total Distribution Amount Remaining                                                              $234,676.93

   Servicing Fee Shortfall (Previous Period)                                                              $0.00
   Servicing Fees Accrued during this Period                                           1.00%        $159,625.59
   Total Servicing Fees Due                                                                         $159,625.59
   Servicing Fees Paid this Period from TDA                                                         $159,625.59
   Servicing Fee Shortfall                                                                                $0.00

   Total Distribution Amount Available to Deposit to Spread Acct                                     $75,051.34

   4.  Reconciliation of Pre-Funding Account

   Beginning Pre-Funding Account Balance                                                                  $0.00

   New Collateral Purchased                                                                               $0.00
   Deposit to Spread Account                                                           2.00%              $0.00
                                                                                                          -----
   Payment to Seller                                                                                      $0.00

   Ending Pre-Funding Account Balance                                                                     $0.00

   Excess Pre-Funded Amount/(Payment to Seller)                                                           $0.00

   Adjusted Ending Pre-Funding Account Balance                                                            $0.00

   5.  Reconciliation of Negative Carry Account

   Beginning Negative Carry Account Balance                                         177 days              $0.00

   Pre-Funded Percentage                                                                                 0.000%
   Negative Carry Withdrawls                                                                              $0.00
   Cumulative Negative Carry Withdrawls                                                                   $0.00
   Maximum Negative Carry Amount                                                    150 days              $0.00
   Required Negative Carry Account Balance                                                                $0.00
   Interim Ending Negative Carry Account Balance                                                          $0.00
   Negative Carry Amount Released to Seller                                                               $0.00

   Ending Negative Carry Account Balance                                                                  $0.00

   6.  Distributions from Spread Account

   Beginning Spread Account Balance                                                              $13,000,000.00
   Deposit to Spread Account from Pre-Funding Account                                                     $0.00
   Deposit to Spread Account from Excess Collections over Distributions                              $75,051.34

   Distribution from Spread Account to Noteholders' Distr. Account                                        $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes  $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes  $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes  $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes    $0.00
   Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
   Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
   Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00


                                           Page 5



      Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00
      Preliminary Spread Account Balance Remaining                                                  $13,075,051.34







      Cumulative Realized Losses since 28-February-97 (Cut-off Date)                                 $2,483,614.67
      Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                 NO
      12*(Realized Losses during Collection Period + Repos at end of Collection Period)              $1,962,223.56
      Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                        NO
      60 day or > Delinquent Scheduled Amounts                                                       $2,495,968.83
      Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                             NO
      Are any of the three conditions "YES"?                                                    NO


      Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

      As a result of the systems error, Case Credit incorrectly absorbed the losses
      that were not included in the monthly servicer reports through its on-book reserves.
      Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case
      Credit that should
      have been charged to the trust was:                                                               861,558.07

      If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

      Restated Cumulative Realized Losses:                                                            3,345,172.74
      Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                       NO

      Preliminary A-1 Note Principal Balance (End of Period)                                                 $0.00
      Preliminary A-2 Note Principal Balance (End of Period)                                                 $0.00
      Preliminary A-3 Note Principal Balance (End of Period)                                       $147,596,524.59
      Preliminary B Note Principal Balance (End of Period)                                          $26,000,000.00
      Preliminary Certificate Principal Balance (End of Period)                                     $11,375,000.00
      Preliminary Total Principal Balance of Notes and Certificates (End of Period)                $184,971,524.59

      Specified Spread Account Balance                                                              $13,000,000.00
      Lesser of:
      (a) 2.00% of the Initial Pool Balance                                               2.00%      13,000,000.00

      (b) the Note Balance                                                                          184,971,524.59





      Preliminary Spread Account Balance Remaining                                                  $13,075,051.34
      Preliminary Excess Amount in Spread Account                                                       $75,051.34

      Release from Spread Account to Seller as "Excess Servicing Fee"                                   $75,051.34




      Ending Spread Account Balance (after distributions)                                           $13,000,000.00
      Net Change in Spread Account Balance                                                                   $0.00

      7.  Ending Balances
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                     $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                     $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                     $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                       $0.00
      A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
      A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
      A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
      B Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
      Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                     $0.00
      Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                    $0.00

      A-1 Note Principal Balance (End of Period)                                                             $0.00
      A-2 Note Principal Balance (End of Period)                                                             $0.00
      A-3 Note Principal Balance (End of Period)                                                   $147,596,524.59
      B Note Principal Balance (End of Period)                                                      $26,000,000.00
      Certificate Principal Balance (End of Period)                                                 $11,375,000.00
      Total Principal Balance of Notes and Certificates (End of Period)                            $184,971,524.59

      A-1 Note Pool Factor (End of Period)                                       $71,500,000.00          0.0000000
      A-2 Note Pool Factor (End of Period)                                      $282,000,000.00          0.0000000
      A-3 Note Pool Factor (End of Period)                                      $259,125,000.00          0.5695958
      B Note Pool Factor (End of Period)                                         $26,000,000.00          1.0000000
      Certificate Pool Factor (End of Period)                                    $11,375,000.00          1.0000000
      Total Notes & Certificates Pool Factor (End of Period)                                             0.2845716

      Specified Spread Account Balance (after all distributions and adjustments)                    $13,000,000.00



                                           Page 6




      CASE EQUIPMENT LOAN TRUST 1997-A
      STATEMENT TO NOTEHOLDERS

      $71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
      $282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
      $259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
      $26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
      $11,375,000  6.700% Asset Backed Certificates due March 15, 2004

      Payment Date:                                                                                      15-Jul-99

    (1)  Amount of principal being paid on the Notes:

      (a)  A-1 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                         0.0000000

      (b)  A-2 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                       $0.00000000

      (c)  A-3 Notes:                                                                                $6,573,969.05
           per $1,000 original principal amount:                                                      $25.36987574

      (d)  B Notes:                                                                                          $0.00
           per $1,000 original principal amount:                                                       $0.00000000

      (e)  Total                                                                                     $6,573,969.05

    (2) Interest on the Notes

      (a)  A-1 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                       $0.00000000

      (b)  A-2 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                       $0.00000000

      (c)  A-3 Notes:                                                                                  $828,666.40
           per $1,000 original principal amount:                                                       $3.19794076

      (d)  B Notes:                                                                                    $145,166.67
           per $1,000 original principal amount:                                                       $5.58333346

      (e)  Total                                                                                       $973,833.07

    (3) Pool Balance at the end of the related Collection Period                                   $184,976,743.68

    (4)  After giving effect to distributions on current Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                                    $0.00
          (ii) A-1 Note Pool Factor:                                                                     0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                                                    $0.00
          (ii) A-2 Note Pool Factor:                                                                     0.0000000

      (c) (i)  outstanding principal amount of A-3 Notes:                                          $147,596,524.59
          (ii) A-3 Note Pool Factor:                                                                    $0.5695958

      (d) (i)  outstanding principal amount of A-3 Notes:                                           $26,000,000.00
          (ii) A-3 Note Pool Factor:                                                                    $1.0000000

      (e) (i)  Certificate Balance                                                                  $11,375,000.00
          (ii) Certificate Pool Factor:                                                                  1.0000000

    (5)  Amount of Servicing Fee:                                                                      $159,625.59
           per $1,000 Beginning of Collection Period:                                                   0.83333331

    (6)  Amount of Administration Fee:                                                                     $166.67
           per $1,000 Beginning of Collection Period:                                                   0.00087011

    (7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

    (8)  Aggregate amount of Realized Losses for the
              Collection Period:                                                                       $163,518.63

    (9)  Amount in Spread Account:                                                                  $13,000,000.00

    (10)  Amount in Pre-Funding Account:                                                                     $0.00

    (11)  For the Final payment date with respect to the Funding Period, the                                    NA
           Remaining Pre-Funded Amount

    (12)  Amount in Negative Carry Account:                                                                  $0.00



                                           Page 7



 CASE EQUIPMENT LOAN TRUST 1997-A
 STATEMENT TO CERTIFICATEHOLDERS

 $71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
 $282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
 $259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
 $26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
 $11,375,000  6.700% Asset Backed Certificates due March 15, 2004

 Payment Date:                                                                                        15-Jul-99

 (1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                        $0.00
        per $1,000 original principal amount:                                                       $0.00000000

   (b)  A-2 Notes:                                                                                        $0.00
        per $1,000 original principal amount:                                                       $0.00000000

   (c)  A-3 Notes:                                                                                 6,573,969.05
        per $1,000 original principal amount:                                                       25.36987574

   (d)  B Notes:                                                                                           0.00
        per $1,000 original principal amount:                                                        0.00000000

   (e)  Certificates:                                                                                     $0.00
        per $1,000 original principal amount:                                                       $0.00000000

   (f)  Total:                                                                                    $6,573,969.05

 (2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                        $0.00
        per $1,000 original principal amount:                                                       $0.00000000

   (b)  A-2 Notes:                                                                                        $0.00
        per $1,000 original principal amount:                                                       $0.00000000

   (c)  A-3 Notes:                                                                                  $828,666.40
        per $1,000 original principal amount:                                                       $3.19794076

   (d)  B Notes:                                                                                    $145,166.67
        per $1,000 original principal amount:                                                       $5.58333346

   (e)  Certificates:                                                                                $63,510.42
        per $1,000 original principal amount:                                                       $5.58333363

   (f)  Total:                                                                                    $1,037,343.49

 (3)  Pool Balance at end of related Collection Period:                                         $184,976,743.68

 (4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                    $0.00
       (ii) A-1 Note Pool Factor:                                                                     0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                    $0.00
       (ii) A-2 Note Pool Factor:                                                                     0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                          $147,596,524.59
       (ii) A-3 Note Pool Factor:                                                                     0.5695958

   (d) (i)  outstanding principal amount of B Notes:                                             $26,000,000.00
       (ii) B Note Pool Factor:                                                                       1.0000000

   (e) (i)  Certificate Balance                                                                  $11,375,000.00
       (ii) Certificate Pool Factor:                                                                  1.0000000

 (5)  Amount of Servicing Fee:                                                                      $159,625.59
        per $1,000 Beginning of Collection Period:                                                  $0.83333331

 (6)  Amount of Administration Fee:                                                                     $166.67
        per $1,000 Beginning of Collection Period:                                                  $0.00087011

 (7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

 (8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                                       $163,518.63

 (9)  Amount in Spread Account:                                                                  $13,000,000.00

 (10)  Amount in Pre-Funding Account:                                                                     $0.00

 (11)  For the Final payment date with respect to the Funding Period, the                    NA
        Remaining Pre-Funded Amount

 (12)  Amount in Negative Carry Account:                                                                  $0.00


                                           Page 8

 CASE EQUIPMENT LOAN TRUST 1997-A
 PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

 $71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
 $282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
 $259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
 $26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
 $11,375,000  6.700% Asset Backed Certificates due March 15, 2004


 Payment Date:                                                                                        15-Jul-99

 (1)  Payment of Administration Fee to Administrator:                                                   $166.67

 (2)  Offered Noteholders' Interest Distributable Amount
      deposited into Note Distribution Account:                                                     $973,833.07

 (3)  Noteholders' Principal Distributable Amount to be
      deposited into Noteholders' Distribution Account:                                           $6,573,969.05

 (4)  Certificateholders' Interest Distributable Amount to be
      deposited into Certificateholders' Distribution Account:                                       $63,510.42

 (5)  Certificateholders' Principal Distributable Amount to be
      deposited into Certificateholders' Distribution Account:                                            $0.00

 (6)  Payment of Servicing Fee to Servicer:                                                         $159,625.59

 (7)  Release to Seller from Excess Collections over Distributions                                   $75,051.34

 Check for Error                                                                             NO ERROR
 Sum of Above Distributions                                                                  $7,846,156.14
 Total Distribution Amount plus Releases to Seller                                           $7,846,156.14








                                           Page 9




 CASE EQUIPMENT LOAN TRUST 1997-A
 SERVICER'S CERTIFICATE

 $71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
 $282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
 $259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
 $26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
 $11,375,000  6.700% Asset Backed Certificates due March 15, 2004


 Payment Date:                                                                                        15-Jul-99
 (1)  Total Distribution Amount:                                                                  $7,846,156.14

 (2)  Administration Fee:                                                                               $166.67

 (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                 $0.00

 (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                  $0.00

 (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                 $0.00

 (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                  $0.00

 (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                           $828,666.40

 (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                  $0.00

 (9)  Noteholders' Interest Distributable Amount applicable to B Notes:                             $145,166.67

 (10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                   $0.00

 (11)  Offered Noteholders' Interest Distributable Amount'                                          $973,833.07
       deposited into Note Distribution Account:

 (12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

 (13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

 (14)  A-1 Noteholders' Principal Carryover Shortfall:                                                    $0.00

 (15)  A-1 Noteholders' Principal Distributable Amount:                                                   $0.00

 (16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

 (17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                   0.00%

 (18)  A-2 Noteholders' Principal Carryover Shortfall:                                                    $0.00

 (19)  A-2 Noteholders' Principal Distributable Amount:                                                   $0.00

 (20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                   $6,573,969.05

 (21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                 100.00%

 (22)  A-3 Noteholders' Principal Carryover Shortfall:                                                    $0.00

 (23)  A-3 Noteholders' Principal Distributable Amount:                                           $6,573,969.05

 (24)  B Noteholders' Monthly Principal Distributable Amount:                                             $0.00

 (25)  % of Principal Distribution Amount applicable to B Noteholders                                     0.00%

 (26)  B Noteholders' Principal Carryover Shortfall:                                                      $0.00

 (27)  B Noteholders' Principal Distributable Amount:                                                     $0.00

 (28)  Noteholders' Principal Distribution Amount:                                                $6,573,969.05

 (29)  Noteholders' Distributable Amount:                                                         $7,547,802.12

 (30)  Certificateholders' Interest Distributable Amount:                                            $63,510.42

 (31)  Certificateholders' Interest Carryover Shortfall:                                                  $0.00

 (32)  Certificateholders' Percentage:                                                                    0.00%

 (33)  Certificateholders' Principal Distributable Amount applicable to current period                    $0.00

 (34)  Certificateholders' Principal Carryover Shortfall:                                                 $0.00

 (35)  Certificateholders' Principal Distributable Amount:                                                $0.00

 (36)  Certificateholders' Distributable Amount:                                                     $63,510.42

 (37)  Servicing Fee:                                                                               $159,625.59

 (38)  Deposit to Spread Account (from excess collections):                                          $75,051.34

 (39)  Specified Spread Account Balance (after all distributions and adjustments) :              $13,000,000.00
   The Lesser of:

   (a) 2.00% of the Initial Pool Balance                                                         $13,000,000.00


   (b) the Note Balance                                                                         $184,971,524.59

 (40)  Spread Account Balance over the Specified Spread Account Balance:                             $75,051.34

 (41)  Excess Amounts Distributed To Seller:
   (a) Release of Excess Amount in Spread Account                                                    $75,051.34
   (b) Release of Excess Amount in Negative Carry Account                                                  0.00


 (42)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                     $0.00




 (44)  Pool Balance as of the opening of business on the first day of
         the Collection Period in which the Payment Date occurs:                                $191,550,712.73

 (45)  After giving effect to all distributions on such Payment Date:
         Outstanding Principal Balance of A-1 Notes:                                                      $0.00
         A-1 Note Pool Factor:                                                                        0.0000000


                                         Page 10


            Outstanding Principal Balance of A-2 Notes:                                                   $0.00
            A-2 Note Pool Factor:                                                                     0.0000000

            Outstanding Principal Balance of A-3 Notes:                                         $147,596,524.59
            A-3 Note Pool Factor:                                                                     0.5695958

            Outstanding Principal Balance of B Notes:                                            $26,000,000.00
            B Note Pool Factor:                                                                       1.0000000

            Outstanding Principal Balance of the Certificates:                                   $11,375,000.00
            Certificate Pool Factor:                                                                  1.0000000

 (46)  Aggregate Purchase Amounts for related Collection Period:                                          $0.00

 (47)  Aggregate Amount of Realized Losses for the related Collection Period:                       $163,518.63

 (48)  Spread Account Balance after giving effect to all distributions:                          $13,000,000.00














                                           Page 11


 CASE EQUIPMENT LOAN TRUST 1997-B
 $90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
 $204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
 $237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
 $188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
 $97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
 $37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
 $15,190,000  6.410% Asset Backed Certificates due September 15, 2004


                                                     16-Jul-99
                                                      08:21 PM
 Prepared by  Lisa Sorenson (414)636-6184    File: us97b.xls

                                             -----------------------------------------------------------------------------------
 NPV Data Input Section                          31-Aug-97          05-Jul-99        05-Jul-99       05-Jul-99        05-Jul-99
                                             -----------------------------------------------------------------------------------

 Scheduled cash flows as of the                Pool 1 Cutoff           Pool 1           Pool 2          Pool 3           Pool 4
                                           0      1,177,249.91   6,819,798.61     1,706,298.33    1,131,735.72     1,933,126.30
                                           1      6,659,719.81   9,125,912.41     1,232,510.10      970,387.42     2,169,664.82
                                           2      6,534,773.62   6,197,097.62     5,808,370.45    1,596,610.06     2,619,347.88
                                           3      6,984,610.38   4,113,643.51     3,297,576.78    5,443,591.22     2,576,337.90
                                           4     10,446,903.15   4,093,138.71     1,456,605.24    2,267,159.67    11,151,768.00
                                           5      8,329,023.40   5,423,549.01     1,620,232.91    1,511,717.68     4,858,615.87
                                           6      6,232,683.33   5,575,073.85     1,831,768.84    1,359,431.63     2,411,054.67
                                           7      6,320,726.36   4,018,394.49     1,206,596.09      893,596.19     1,644,903.76
                                           8      8,485,392.69   3,662,878.49     1,105,940.41      748,840.08     1,564,042.09
                                           9     12,048,887.10   4,298,706.34     1,252,272.07      967,319.51     1,602,023.93
                                          10     14,644,000.73   5,703,217.79       931,521.67      795,454.22     1,547,429.72
                                          11     14,137,496.87   9,188,850.05       856,195.40      784,817.83     1,376,145.16
                                          12     11,667,759.49   8,245,874.76     1,417,996.13      880,291.17     1,504,246.17
                                          13      6,930,958.47   7,947,562.70     1,094,747.83      827,440.16     1,732,346.33
                                          14      6,299,823.14   5,087,262.40     5,596,677.04    1,445,206.10     2,274,858.13
                                          15      6,824,045.37   3,001,727.94     3,010,936.76    5,158,288.89     2,346,929.90
                                          16     10,425,799.25   2,982,418.06     1,226,500.04    2,053,339.35    10,522,096.85
                                          17      7,966,016.16   4,021,568.16     1,333,377.71    1,281,058.29     4,223,606.73
                                          18      5,872,271.46   4,057,287.52     1,367,410.90    1,143,533.27     1,845,157.55
                                          19      5,987,805.41   2,874,034.75       963,257.46      741,964.11     1,268,552.00
                                          20      8,167,460.88   2,566,072.36       824,903.69      619,767.59     1,195,626.21
                                          21     11,705,614.28   2,921,968.61       901,333.38      748,702.46     1,165,667.20
                                          22     14,220,372.77   3,536,360.87       686,971.28      612,039.19     1,104,936.29
                                          23     13,761,263.49   5,247,598.97       625,711.54      613,788.29       949,307.64
                                          24     11,210,927.99   5,156,432.69     1,121,561.89      677,781.42     1,095,828.28
                                          25      6,624,361.87   4,735,660.96       846,514.73      622,937.80     1,214,271.98
                                          26      5,740,355.70   2,789,170.58     4,364,780.62    1,184,208.33     1,742,675.00
                                          27      6,424,415.91     977,116.15     2,060,989.38    3,941,065.75     1,649,158.59
                                          28      9,775,715.64     933,246.53       789,106.22    1,406,302.41     8,016,622.05
                                          29      7,482,998.61   1,624,243.15       851,038.95      775,799.08     2,883,089.91
                                          30      5,557,953.05   1,806,946.26       738,838.75      594,151.17     1,017,822.47
                                          31      5,609,822.66     919,409.10       454,894.48      239,262.07       559,437.20
                                          32      7,669,989.82     747,431.43       263,369.45      190,125.43       508,380.35
                                          33     11,162,718.67     905,564.88       430,267.80      302,761.05       453,289.98
                                          34     13,235,556.56   1,087,306.85       252,900.30      216,328.87       342,187.44
                                          35     12,542,910.53   2,213,665.93       195,363.88      194,746.09       250,072.04
                                          36      9,928,723.89   2,343,036.02       512,058.17      259,013.38       422,071.82
                                          37      5,129,980.46   2,165,916.64       352,888.82      207,470.76       467,147.25
                                          38      4,354,845.95   1,323,137.93     2,196,988.22      466,069.77       819,647.78
                                          39      4,889,943.50     206,857.37     1,267,268.86    2,146,159.89       807,065.11
                                          40      7,657,111.36     130,815.65       321,990.74      792,970.83     5,307,740.75
                                          41      5,443,438.38     291,506.99       314,020.05      390,113.76     1,794,128.29
                                          42      4,072,147.80     180,103.39       252,704.20      337,326.89       578,273.16
                                          43      4,042,827.78      20,090.07       218,561.32       25,984.66       164,384.31
                                          44      5,247,728.10      26,425.61         9,923.47        9,469.58        81,437.51
                                          45      7,108,867.81      26,354.68         7,761.47       23,109.08        34,771.67
                                          46      8,298,173.11      46,551.14         6,086.91        2,580.39        25,574.54
                                          47      7,976,566.27      34,315.16         2,098.35       37,547.23        10,593.26
                                          48      5,851,367.78      73,420.31         2,098.35        2,580.39        30,016.88
                                          49      2,223,150.62       3,455.97        14,410.23        2,580.39        31,093.36
                                          50      1,416,948.02      16,233.26       104,700.28       29,852.03        38,372.51
                                          51      1,718,257.67           0.00        13,379.00      130,837.06       129,056.70
                                          52      3,905,247.51           0.00             0.00            0.00       111,568.51
                                          53      2,481,818.67      31,674.52             0.00            0.00             0.00
                                          54      1,355,344.38           0.00             0.00            0.00             0.00
                                          55      1,259,850.35           0.00             0.00       10,668.03             0.00
                                          56      1,818,367.28           0.00             0.00            0.00             0.00
                                          57      2,613,174.13           0.00             0.00            0.00             0.00
                                          58      3,895,634.50           0.00             0.00            0.00             0.00
                                          59      4,162,542.10           0.00             0.00            0.00             0.00
                                          60      3,316,944.40           0.00             0.00            0.00             0.00
                                          61        839,878.60           0.00             0.00            0.00             0.00
                                          62        207,734.88           0.00             0.00            0.00             0.00
                                          63        306,822.64           0.00             0.00            0.00             0.00
                                          64        524,009.56           0.00             0.00            0.00             0.00
                                          65        131,373.18           0.00             0.00            0.00             0.00
                                          66         35,339.32           0.00             0.00            0.00             0.00
                                          67        109,901.23           0.00             0.00            0.00             0.00
                                          68        167,092.62           0.00             0.00            0.00             0.00
                                          69        102,874.99           0.00             0.00            0.00             0.00
                                          70        189,709.96           0.00             0.00            0.00             0.00
                                          71        129,985.21           0.00             0.00            0.00             0.00
                                          72              0.00           0.00             0.00            0.00             0.00
                                          73              0.00           0.00             0.00            0.00             0.00


 Total Time Balance of Scheduled Cash Flows     427,782,108.54 151,526,087.20    59,322,276.94   49,815,883.69    96,173,569.80


 CASE EQUIPMENT LOAN TRUST 1997-B
 $90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
 $37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
 $15,190,000  6.410% Asset Backed Certificates due September 15, 2004


 Prepared by  Lisa Sorenson (414)636-6184                                          07/16/99
                                                                                   08:21 PM

 Payment Date                                                                                         15-Jul-99
 Collection Period Begin Date                                                                         05-Jun-99
 Collection Period End Date                                                        31-Aug-97          05-Jul-99
 Days in accrual period (30/360)                                                                             30
 Days in accrual period (ACT/360)                                                                            30
 One-Month LIBOR                                                                                       4.98750%

 PART I -- MONTHLY DATA INPUT

 FIXED RATE COLLATERAL

  Receipts During the Period                                                                     $15,931,400.46

 Warranty Repurchases
     Contracts deferred beyond Final Scheduled Maturity Date                                              $0.00
     Government obligors                                                                                  $0.00
           Total Warranty Repurchases                                                                     $0.00

 Total Fixed Rate Collections For The Period                                                     $15,931,400.46


 FLOATING RATE COLLATERAL

  Receipts During the Period                                                                      $1,540,909.17

 Warranty Repurchases
     Contracts deferred beyond Final Scheduled Maturity Date                                              $0.00
     Government obligors                                                                                  $0.00
           Total Warranty Repurchases                                                                     $0.00

 Total Floating Rate Collections For The Period                                                   $1,540,909.17

    Pool Balance (Beg. of Collection Period)                                                     $34,110,405.60
    Pool Balance (End of Collection Period)                                                      $32,748,458.68

 Total Collection                                                                                $17,472,309.63
 Negative Carry Amount                                                                                    $0.00

 Reinvestment Income (including Pre-Funding Account and Spread Account)                             $128,034.34
 Pre-Funding Account Reinvestment Income                                                                  $0.00

    Total Distribution Amount                                                                    $17,600,343.97

 MISCELLANEOUS DATA

    FIXED RATE COLLATERAL
     Scheduled Amounts 30 - 59 days past due                                                      $2,614,966.08
     Scheduled Amounts 60 days or more past due                                                   $3,050,581.91
     Net Losses on Liquidated Receivables                                                            $97,747.56
     Number of Loans at Beginning of Period                                                              16,935
     Number of Loans at End of Period                                                                    16,558
     Repossessed Equipment not Sold or Reassigned (Beginning)                                             $0.00
     Repossessed Equipment not Sold or Reassigned (End)                                                   $0.00

    FLOATING RATE COLLATERAL
     Scheduled Amounts 30 - 59 days past due                                                        $209,459.08
     Scheduled Amounts 60 days or more past due                                                     $331,165.98
     Net Losses on Liquidated Receivables                                                            $37,860.23
     Number of Loans at Beginning of Period                                                               2,750
     Number of Loans at End of Period                                                                     2,672
     Repossessed Equipment not Sold or Reassigned (Beginning)                                             $0.00
     Repossessed Equipment not Sold or Reassigned (End)                                                   $0.00

    TOTAL COLLATERAL
     Scheduled Amounts 30 - 59 days past due                                                      $2,824,425.16
     Scheduled Amounts 60 days or more past due                                                   $3,381,747.89
     Net Losses on Liquidated Receivables                                                           $135,607.79
     Number of Loans at Beginning of Period                                                              19,685
     Number of Loans at End of Period                                                                    19,230
     Repossessed Equipment not Sold or Reassigned (Beginning)                                             $0.00
     Repossessed Equipment not Sold or Reassigned (End)                                                   $0.00

     Pre-Funding Account Reinvestment Income                                                              $0.00



                                  Page 2 of 12


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004



Payment Date                                                                                         15-Jul-99
Collection Period Begin Date                                                                         05-Jun-99
Collection Period End Date                                                                           05-Jul-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                        $366,984,632.26
   A-1 Note Beginning Principal Balance                                                                  $0.00
   A-2 Note Beginning Principal Balance                                                                  $0.00
   A-3 Note Beginning Principal Balance                                                        $114,408,454.47
   A-4 Note Beginning Principal Balance                                                        $188,591,000.00
   B Note Beginning Principal Balance                                                           $34,110,404.77
   C Note Beginning Principal Balance                                                           $14,684,773.02
   Certificate Beginning Principal Balance                                                      $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                              $351,947,065.09
   A-1 Note Principal Balance (End of Period)                                                            $0.00
                                  A-1 Note Pool Factor (End of Period)                               0.0000000
   A-2 Note Principal Balance (End of Period)                                                            $0.00
                                  A-2 Note Pool Factor (End of Period)                               0.0000000
   A-3 Note Principal Balance (End of Period)                                                  $101,334,347.13
                                  A-3 Note Pool Factor (End of Period)                               0.4275711
   A-4 Note Principal Balance (End of Period)                                                  $188,591,000.00
                                  A-4 Note Pool Factor (End of Period)                               1.0000000
   B Note Principal Balance (End of Period)                                                      32,748,457.85
                                  B Note Pool Factor (End of Period)                                 0.3343035
   C Note Principal Balance (End of Period)                                                     $14,083,260.11
                                  C Note Pool Factor (End of Period)                                 0.4056355
   Certificate Principal Balance (End of Period)                                                $15,190,000.00
                                  Certificate Pool Factor (End of Period)                            1.0000000

FIXED RATE CONTRACT VALUE DECLINE                                                               $13,675,620.25
   Pool Balance (Beg. of Collection Period)                                                    $333,002,681.11
   Pool Balance (End of Collection Period)                                                     $319,327,060.86

Fixed Rate Distribution Amount (FxDA)                                                           $16,059,434.80
   Total Collections and Investment Income for the Period                                       $16,059,434.80
   Negative Carry Amount                                                                                 $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                               $13,675,620.25

FLOATING  RATE CONTRACT VALUE DECLINE                                                            $1,361,946.92
   Pool Balance (Beg. of Collection Period)                                                     $34,110,405.60
   Pool Balance (End of Collection Period)                                                      $32,748,458.68

Floating Rate Distribution Amount (FltDA)                                                        $1,540,909.17

Principal Allocation to Notes and Certificates
   A-1 Noteholders' Principal Distributable Amount                                                       $0.00
   A-2 Noteholders' Principal Distributable Amount                                                       $0.00
   A-3 Noteholders' Principal Distributable Amount                                              $13,074,107.34
   A-4 Noteholders' Principal Distributable Amount                                                       $0.00
   B Noteholders' Principal Distributable Amount                                                 $1,361,946.92
   C Noteholders' Principal Distributable Amount                                                   $601,512.91
   Certificateholders' Principal Distributable Amount                                                    $0.00

Interest Distributable Amount                                                                      $754,505.04
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                    $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                    $0.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                              $594,923.96
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                            $1,007,390.26
   Noteholders' Interest Distributable Amount applicable to B Notes                                $147,456.44
   Noteholders' Interest Distributable Amount applicable to C Notes                                 $78,441.16
   Certificateholders' Interest Distributable Amount                                                $81,139.92

Spread Account
   Beginning Spread Account Balance                                                             $17,359,205.00
   Deposit to Spread Account from Pre-Funding Account                                                    $0.00
   Deposit to Spread Account from Excess Collections over Distributions                            $734,398.31
   Distribution from Spread Account for Interest / Principal Shortfall                                   $0.00

   Specified Spread Account Balance                                                             $17,359,205.00
   Ending Spread Account Balance (after distributions)                                          $17,359,205.00

Credit Enhancement                                                                                       4.97%
   Spread account % of Ending Pool Balance                                                               4.93%
   Overcollateralization % of Ending Pool Balance                                                        0.04%

Scheduled Amounts 30 - 59 days past due                                                          $2,824,425.16
                                  as % of Ending Pool Balance                                            0.80%
Scheduled Amounts 60 days or more past due                                                       $3,381,747.89
                                  as % of Ending Pool Balance                                            0.96%
Net Losses on Liquidated Receivables                                                               $135,607.79
                                  as % of Ending Pool Balance                                            0.04%


                                  Page 3 of 12

PART III -- SERVICING CALCULATIONS                                    15-Jul-99


1.  Sources and Uses of Collection Account Balance     Pool 1 Cutoff       Pool 1          Pool 2         Pool 3        Pool 4

FIXED RATE POOL

Wtd. Avg. APR                                                  8.637%          8.637%         8.833%         8.872%         8.799%
Fixed Rate Contract Value (Beg. of Collection Period),
  by origination pool                                                 $146,144,922.84 $54,162,160.54 $45,234,346.59 $87,461,251.14
Fixed Rate Contract Value (End of Collection Period),
  by origination pool                                 $358,115,964.52 $137,090,254.72 $52,886,851.14 $44,239,111.21 $85,110,843.79
                                                      --------------- --------------- -------------- -------------- --------------
Fixed Rate Contract Value Decline                                       $9,054,668.12  $1,275,309.40    $995,235.38  $2,350,407.35
                                                                                6.20%          2.35%          2.20%          2.69%
Fixed Rate Initial Pool Balance                                       $333,002,681.11
Fixed Rate Pool Balance (End of Collection Period)                    $319,327,060.86

Fixed Rate Collections and Investment Income for the
  period                                                               $16,059,434.80
Negative Carry Amount                                                           $0.00

Fixed Rate Distribution Amount (FxDA)                                  $16,059,434.80
Fixed Rate Principal Distribution Amount  (FxPDA)                      $13,675,620.25

Initial C Percentage                                                           4.000%
Fixed Rate Unscheduled Principal (per pool)                                     $0.00          $0.00          $0.00          $0.00
Total Fixed Rate Unscheduled Principal                                          $0.00

FLOATING RATE POOL

Floating Rate Contract Value (Beg. of Collection Period)               $34,110,405.60
Floating  Rate Contract Value  (End of Collection Period)              $32,748,458.68
                                                                       --------------
Floating Rate Contract Value Decline                                    $1,361,946.92

Floating Rate Distribution Amount (FltDA)                               $1,540,909.17
Floating Rate Principal Distribution Amount  (FltPDA)                   $1,361,946.92

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                            $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
A-1 Noteholders' Share of the Fixed Rate Principal Distribution Amount          0.00%
A-1 Noteholders' Principal Distributable Amount                          $0.00

FIxed Rate Principal Distribution Amount Remaining                     $13,675,620.25
FIoating  Rate Principal Distribution Amount Remaining                  $1,361,946.92

A-2 Note Beginning Principal Balance                                            $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
A-2 Noteholders' Share of the Fixed Rate Principal Distribution Amount          0.00%
A-2 Noteholders' Principal Distributable Amount                          $0.00

FIxed Rate Principal Distribution Amount Remaining                     $13,675,620.25
FIoating  Rate Principal Distribution Amount Remaining                  $1,361,946.92

A-3 Note Beginning Principal Balance                                  $114,408,454.47
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
A-3 Noteholders' Share of the Fixed Rate Principal Distribution Amount         95.60%
A-3 Noteholders' Principal Distributable Amount                        $13,074,107.34

FIxed Rate Principal Distribution Amount Remaining                        $601,512.91
FIoating  Rate Principal Distribution Amount Remaining                  $1,361,946.92

A-4 Note Beginning Principal Balance                                  $188,591,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                $0.00
A-4 Noteholders' Share of the Fixed Rate Principal Distribution Amount          0.00%
A-4 Noteholders' Principal Distributable Amount                                 $0.00

FIxed Rate Principal Distribution Amount Remaining                        $601,512.91
FIoating  Rate Principal Distribution Amount Remaining                  $1,361,946.92

B Note Beginning Principal Balance                                     $34,110,404.77
B Noteholders' Principal Carryover Shortfall (Previous Period)                  $0.00
B Noteholders' Share of the Floating RatePrincipal Distribution Amount        100.00%
B Noteholders' Principal Distributable Amount                           $1,361,946.92

Fixed Rate Principal Distribution Amount Remaining                        $601,512.91
Floating  Rate Principal Distribution Amount Remaining                          $0.00

C Note Beginning Principal Balance                                     $14,684,773.02
C Noteholders' Principal Carryover Shortfall (Previous Period)                  $0.00
C Noteholders' Share of the Fixed Rate & Floating Rate Principal
  Distribution Amounts                                                          4.00%
C Noteholders' Principal Distributable Amount                             $601,512.91

Fixed Rate Principal Distribution Amount Remaining                              $0.00
Floating  Rate Principal Distribution Amount Remaining                          $0.00

Certificate Beginning Principal Balance                                $15,190,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)             $0.00
Certificateholders' Share of the Fixed Rate & Floating Rate
  Principal Distribution Amounts                                                0.00%
Certificateholders' Principal Distributable Amount                              $0.00

Interest Accrued on Class A-1 Notes this period                5.6120%          $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-1 Notes                                                       $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes              $0.00

Interest Accrued on Class A-2 Notes this period                5.9140%          $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-2 Notes                                                       $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes              $0.00

Interest Accrued on Class A-3 Notes this period                6.2400%    $594,923.96
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to A-3 Notes                                                       $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes        $594,923.96

Interest Accrued on Class A-4 Notes this period                6.4100%  $1,007,390.26
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-4 Notes                                                        $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes      $1,007,390.26

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period       $1,602,314.22
Offered Noteholders' Interest Carryover Shortfall (Previous Period)             $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Offered Noteholders' Interest Distributable Amount                      $1,602,314.22

Class B Notes Net Funds Cap                                                  6.29587%
Class B Accrual Rate (Min(Net Funds Cap, 1 Month Libor +20bp))               5.18750%
Net Funds Cap?                                                                     NO

Interest Accrued on Class B Notes this period            1 Month Libor +  $147,456.44
Noteholders' Interest Carryover Shortfall (Previous
  Period) applicable to B Notes                                                 $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Noteholders' Interest Distributable Amount applicable to B Notes          $147,456.44
Preliminary Class B Net Funds Cap Carryover Amount                              $0.00

Interest Accrued on Class C Notes this period                    6.4100%   $78,441.16
Noteholders' Interest Carryover Shortfall (Previous Period)
  applicable to C Notes                                                         $0.00
Interest Due (in Arrears) on above Shortfall                                    $0.00
Noteholders' Interest Distributable Amount applicable to C Notes           $78,441.16

Interest Accrued on Certificates this period                     6.4100%   $81,139.92
Certificateholders' Interest Carryover Shortfall (Previous Period)              $0.00
Interest Due (in Arrears) on Above Shortfall                                    $0.00
Certificateholders' Interest Distributable Amount                          $81,139.92

3.  Allocation of Fixed Rate and Floating Rate Distribution Amounts


                                  Page 4 of 12



  a. FIXED RATE DISTRIBUTION AMOUNT (FXDA)                                                                      $16,059,434.80

  Fixed Rate Percentage of Administration Fee Shortfall (Previous Period)                                                $0.00
  Fixed Rate Percentage of Administration Fee Accrued during this Period                               $500.00         $151.18
  Fixed Rate Percentage of Administration Fee Paid this Period from FxDA                                               $151.18
  Fixed Rate Percentage of Administration Fee Shortfall                                                                  $0.00

  Total Fixed Rate Distribution Amount Remaining                                                                $16,059,283.62

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                    $0.00
  Interest Due (in Arrears) on above Shortfall                                                                           $0.00
  Interest Accrued on Class A-1 Notes this period                                                                        $0.00
  Noteholders' Interest applicable to A-1 Notes Paid this Period from FxDA                                               $0.00
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1
  Notes                                                                                                                  $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                    $0.00
  Interest Due (in Arrears) on above Shortfall                                                                           $0.00
  Interest Accrued on Class A-2 Notes this period                                                                        $0.00
  Noteholders' Interest applicable to A-2 Notes Paid this Period from FxDA                                               $0.00
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2
  Notes                                                                                                                  $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                    $0.00
  Interest Due (in Arrears) on above Shortfall                                                                           $0.00
  Interest Accrued on Class A-3 Notes this period                                                                  $594,923.96
  Noteholders' Interest applicable to A-3 Notes Paid this Period from FxDA                                         $594,923.96
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3
  Notes                                                                                                                  $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                    $0.00
  Interest Due (in Arrears) on above Shortfall                                                                           $0.00
  Interest Accrued on Class A-4 Notes this period                                                                $1,007,390.26
  Noteholders' Interest applicable to A-4 Notes Paid this Period from FxDA                                       $1,007,390.26
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4
  Notes                                                                                                                  $0.00

  Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
  Interest Due (in Arrears) on above Shortfall                                                                           $0.00
  Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                              $1,602,314.22
  Offered Noteholders' Interest Paid this Period from FxDA                                                       $1,602,314.22
  Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                               $0.00

  Total Fixed Rate Distribution Amount Remaining                                                                $14,456,969.40

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                      $0.00
  Interest Due (in Arrears) on above Shortfall                                                                           $0.00
  Interest Accrued on Class C Notes this period                                                                     $78,441.16
  Noteholders' Interest applicable to C Notes Paid this Period from FxDA                                            $78,441.16
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to
  C Notes                                                                                                                $0.00

  Total Fixed Rate Distribution Amount Remaining                                                                $14,378,528.24

  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
  A-1 Noteholders' Monthly Principal Distributable Amount                                                                $0.00
  A-1 Noteholders' Principal Distributable Amount Paid from FxDA                                                         $0.00
  Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

  Total Fixed Rate Distribution Amount Remaining                                                                $14,378,528.24

  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
  A-2 Noteholders' Monthly Principal Distributable Amount                                                                $0.00
  A-2 Noteholders' Principal Distributable Amount Paid from FxDA                                                         $0.00
  Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

  Total Fixed Rate Distribution Amount Remaining                                                                $14,378,528.24

  A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
  A-3 Noteholders' Monthly Principal Distributable Amount                                                       $13,074,107.34
  A-3 Noteholders' Principal Distributable Amount Paid from FxDA                                                $13,074,107.34
  Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

  Total Fixed Rate Distribution Amount Remaining                                                                 $1,304,420.90

  A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
  A-4 Noteholders' Monthly Principal Distributable Amount                                                                $0.00
  A-4 Noteholders' Principal Distributable Amount Paid from FxDA                                                         $0.00
  Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

  Total Fixed Rate Excess Distribution Amount                                                                    $1,304,420.90

  b. FLOATING  RATE DISTRIBUTION AMOUNT (FLTDA)                                                                  $1,540,909.17

  Floating Rate Percentage of Administration Fee Shortfall (Previous Period)                                             $0.00
  Floating Rate Percentage of Administration Fee Accrued during this Period                                             $15.49
  Floating Rate Percentage of Administration Fee Paid this Period from FltDA                                            $15.49
  Floating Rate Percentage of Administration Fee Shortfall                                                               $0.00

  Total Floating Rate Distribution Amount Remaining                                                              $1,540,893.68

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                      $0.00
  Interest Due (in Arrears) on above Shortfall                                                                           $0.00
  Interest Accrued on Class B Notes this period                                                                    $147,456.44
  Noteholders' Interest applicable to B Notes Paid this Period from FltDA                                          $147,456.44
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to B Notes                                                                                                             $0.00

  Total Floating Rate Distribution Amount Remaining                                                              $1,393,437.24

  B Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
  B Noteholders' Monthly Principal Distributable Amount                                                          $1,361,946.92
  B Noteholders' Principal Distributable Amount Paid from FltDA                                                  $1,361,946.92
  Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

  Total Floating Rate Excess Distribution Amount                                                                    $31,490.32

  c. ALLOCATION OF FIXED RATE EXCESS DISTRIBUTION AMOUNT                                                         $1,304,420.90

  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to B Notes                                                                                                             $0.00
  B Noteholders' Interest Carryover Shortfall paid from Fx Excess DA                                                     $0.00
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to B Notes Remaining                                                                                                   $0.00

  Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00
  B Noteholders' Principal Carryover Shortfall paid from Fx Excess DA                                                    $0.00
  Preliminary B Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                    $0.00

  Remaining Fixed Rate Excess Distribution Amount                                                                $1,304,420.90

  d. ALLOCATION OF FLOATING RATE EXCESS DISTRIBUTION AMOUNT                                                         $31,490.32

  Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                               $0.00
  A Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                    $0.00
  Preliminary A Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                     $0.00

  Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to C Notes                                                                                                             $0.00
  C Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                    $0.00
  Preliminary C Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                     $0.00

  Preliminary A Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00
  A Noteholders' Principal Carryover Shortfall paid from Flt Excess DA                                                   $0.00
  Preliminary A Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                    $0.00

  Remaining Floating Rate Excess Distribution Amount                                                                $31,490.32

  e. ALLOCATION OF REMAINING FIXED AND FLOATING RATE EXCESS DISTRIBUTION AMOUNTS                                 $1,335,911.22

  C Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
  C Noteholders' Monthly Principal Distributable Amount                                                            $601,512.91


                                  Page 5 of 12

  C Noteholders' Principal Distributable Amount Paid from Fx and Flt Excess DA                                     $601,512.91
  Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

  Total Fixed and Floating Rate Excess Distribution Amount Remaining                                               $734,398.31

  4.  Reconciliation of Pre-Funding Account

  Beginning Pre-Funding Account Balance                                                                                  $0.00

  New Collateral Purchased                                                                                               $0.00
  Deposit to Spread Account                                                                              2.00%           $0.00
                                                                                                                         -----
  Payment to Seller                                                                                                      $0.00

  Ending Pre-Funding Account Balance                                                                                     $0.00

  Excess Pre-Funded Amount/(Payment to Seller)                                                                           $0.00

  Adjusted Ending Pre-Funding Account Balance                                                                            $0.00

  5.  Reconciliation of Negative Carry Account

  Beginning Negative Carry Account Balance                                                            142 days           $0.00

  Pre-Funded Percentage                                                                                                 0.000%
  Negative Carry Withdrawls                                                                                              $0.00
  Cumulative Negative Carry Withdrawls                                                                           $4,724,734.08
  Maximum Negative Carry Amount                                                                        89 days           $0.00
  Required Negative Carry Account Balance                                                                                $0.00
  Interim Ending Negative Carry Account Balance                                                                          $0.00
  Negative Carry Amount Released to Seller                                                                               $0.00

  Ending Negative Carry Account Balance                                                                                  $0.00

  6.  Distributions from Spread Account

  Beginning Spread Account Balance                                                                              $17,359,205.00
  Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                             $734,398.31

  Distribution from Spread Account to Noteholders' Distr. Account                                                        $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-1 Notes                                                                                                           $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-2 Notes                                                                                                           $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-3 Notes                                                                                                           $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-4 Notes                                                                                                           $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to B Notes                                                                                                             $0.00

  Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
  Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
  Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
  Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
  Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to C Notes                                                                                                             $0.00
  Adj to Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

  Preliminary Spread Account Balance Remaining                                                                  $18,093,603.31

  Cumulative Realized Losses since 31-August-97 (Cut-off Date)                                                   $2,136,795.40
  Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                 NO
  12*(Realized Losses during Collection Period + Repos at end of Collection Period)                              $1,172,970.72
  Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                        NO
  60 day or > Delinquent Scheduled Amounts                                                                       $3,381,747.89
  Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                             NO
  Are any of the three conditions "YES"?                                                                    NO


  Case Credit has discovered a systems error in the report used to identify losses for the trust.  The report only identified losses that had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves.  This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

  As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.
  Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
  have been charged to the trust was:                                                                             1,165,589.54

  If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

  Restated Cumulative Realized Losses:                                                                            3,302,384.94
  Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                       NO

  Preliminary A-1 Note Principal Balance (End of Period)                                                                 $0.00
  Preliminary A-2 Note Principal Balance (End of Period)                                                                 $0.00
  Preliminary A-3 Note Principal Balance (End of Period)                                                       $101,334,347.13
  Preliminary A-4 Note Principal Balance (End of Period)                                                       $188,591,000.00
  Preliminary B Note Principal Balance (End of Period)                                                          $32,748,457.85
  Preliminary C Note Principal Balance (End of Period)                                                          $14,083,260.11
  Preliminary Total Principal Balance of Notes  (End of Period)                                                $336,757,065.09

  Specified Spread Account Balance                                                                               17,359,205.00
  Lesser of:
  (a) 2.00% of the Initial Pool Balance                                                                  2.00%   17,359,205.00

  (b) the Note Balance                                                                                          336,757,065.09

  Preliminary Spread Account Balance Remaining                                                                  $18,093,603.31
  Preliminary Excess Amount in Spread Account                                                                      $734,398.31
  Preliminary Shortfall Amount in Spread Account                                                                         $0.00

  Deposit to Spread Account from Remaing Fixed and Floating Rate Excess Distribution                                     $0.00

  Spread Account Excess                                                                                            $734,398.31

  Ending Spread Account Balance (after distributions)                                                           $17,359,205.00
  Net Change in Spread Account Balance                                                                                   $0.00

  7. Distribution to Class B Net Funds Cap, Certificate Distributions and Servicing Fees

  Total Fixed and Floating Rate Excess Distribution Amount Remaining                                               $734,398.31

  Preliminary Class B Net Funds Cap Carryover Amount                                                                     $0.00
  Preliminary Class B Net Funds Cap Carryover Amount Paid from Fixed and Floating Rate Excess                            $0.00
  Class B Net Funds Cap Carryover Amount                                                                                 $0.00

  Total Fixed and Floating Rate Excess Distribution Amount Remaining                                               $734,398.31

  Certificateholders' Interest Carryover Shortfall (Previous Period)                                                     $0.00
  Interest Due (in Arrears) on Above Shortfall                                                                           $0.00
  Interest Accrued on Certificates this period                                                                      $81,139.92
  Certificateholders' Interest Paid from Fixed and Floating Rate Excess Distribution                                $81,139.92
  Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                          $0.00

  Total Fixed and Floating Rate Excess Distribution Amount Remaining                                               $653,258.39


                                  Page 6 of 12

  Certificateholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
  Certificateholders' Principal Distributable Amount applicable to current period                                        $0.00
  Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess
  Distribution                                                                                                           $0.00
  Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                         $0.00

  Total Fixed and Floating Rate Excess Distribution Amount Remaining                                               $653,258.39

  Servicing Fee Shortfall (Previous Period)                                                                               0.00
  Servicing Fees Accrued during this Period                                                              1.00%     $305,927.57
  Servicing Fees Paid this Period from Fixed and Floating Rate Excess                                              $305,927.57
  Adjustment to Servicing Fee                                                                                            $0.00
  Adjustment to Excess Distribution Amount Remaining                                                                     $0.00
  Servicing Fee Shortfall                                                                                                $0.00

  Total Fixed and Floating Rate Excess Distribution Amount Remaining                                               $347,330.82

  8.  Ending Balances

  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                     $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                     $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                     $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                     $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                       $0.00
  Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                                       $0.00
  A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
  A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
  A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
  A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
  B Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
  C Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
  Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                     $0.00
  Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                    $0.00

  A-1 Note Principal Balance (End of Period)                                                                             $0.00
  A-2 Note Principal Balance (End of Period)                                                                             $0.00
  A-3 Note Principal Balance (End of Period)                                                                   $101,334,347.13
  A-4 Note Principal Balance (End of Period)                                                                   $188,591,000.00
  B Note Principal Balance (End of Period)                                                                      $32,748,457.85
  C Note Principal Balance (End of Period)                                                                      $14,083,260.11
  Certificate Principal Balance (End of Period)                                                                 $15,190,000.00
  Total Principal Balance of Notes and Certificates (End of Period)                                            $351,947,065.09

  A-1 Note Pool Factor (End of Period)                                                          $90,000,000.00       0.0000000
  A-2 Note Pool Factor (End of Period)                                                         $204,500,000.00       0.0000000
  A-3 Note Pool Factor (End of Period)                                                         $237,000,000.00       0.4275711
  A-4 Note Pool Factor (End of Period)                                                         $188,591,000.00       1.0000000
  B Note Pool Factor (End of Period)                                                            $97,960,250.00       0.3343035
  C Note Pool Factor (End of Period)                                                            $34,719,000.00       0.4056355
  Certificate Pool Factor (End of Period)                                                       $15,190,000.00       1.0000000
  Total Notes & Certificates Pool Factor (End of Period)                                                             0.4054875

  Specified Spread Account Balance (after all distributions and adjustments)                                    $17,359,205.00



                                  Page 7 of 12


 CASE EQUIPMENT LOAN TRUST 1997-B
 STATEMENT TO NOTEHOLDERS



 $90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
 $204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
 $237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
 $188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
 $97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
 $37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
 $15,190,000  6.410% Asset Backed Certificates due September 15, 2004



 Payment Date:                                                                                        15-Jul-99

 (1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (b)   A-2 Notes:                                                                                      $0.00
            per $1,000 original principal amount:                                                         $0.00

    (c)   A-3 Notes:                                                                             $13,074,107.34
            per $1,000 original principal amount:                                                        $55.17

    (d)   A-4 Notes:                                                                                      $0.00
            per $1,000 original principal amount:                                                         $0.00

    (e)   B Notes:                                                                                $1,361,946.92
            per $1,000 original principal amount:                                                        $13.90

    (f)   C Notes:                                                                                  $601,512.91
            per $1,000 original principal amount:                                                        $17.33

    (g)   Total                                                                                  $15,037,567.17

 (2) Interest on the Notes

    (a)  A-1 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (b)   A-2 Notes:                                                                                      $0.00
            per $1,000 original principal amount:                                                         $0.00

    (c)  A-3 Notes:                                                                                 $594,923.96
           per $1,000 original principal amount:                                                          $2.51

    (d)  A-4 Notes:                                                                               $1,007,390.26
           per $1,000 original principal amount:                                                          $5.34

    (e)   B Notes:                                                                                  $147,456.44
            per $1,000 original principal amount:                                                         $1.51

    (f)  C Notes:                                                                                    $78,441.16
            per $1,000 original principal amount:                                                         $2.26

    (g)   Total                                                                                   $1,828,211.82

 (3) Pool Balance at the end of the related Collection Period                                   $352,075,519.54

 (4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
        (ii)  A-1 Note Pool Factor:                                                                   0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                   $0.00
        (ii)  A-2 Note Pool Factor:                                                                   0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                         $101,334,347.13
        (ii)  A-3 Note Pool Factor:                                                                   0.4275711

    (d) (i)  outstanding principal amount of A-4 Notes:                                         $188,591,000.00
        (ii)  A-4 Note Pool Factor:                                                                   1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                            $32,748,457.85
        (ii)  B Note Pool Factor:                                                                     0.3343035

    (f) (i)  outstanding principal amount of C Notes:                                            $14,083,260.11
        (ii)  C Note Pool Factor:                                                                     0.4056355

    (g) (i)  Certificate Balance                                                                 $15,190,000.00
        (ii)  Certificate Pool Factor:                                                                1.0000000

 (5)  Amount of Servicing Fee:                                                                      $305,927.57
         per $1,000 Beginning of Collection Period:                                                  1.69719017

 (6)  Amount of Administration Fee:                                                                     $166.67
         per $1,000 Beginning of Collection Period:                                                  0.00092461

 (7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

 (8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                                       $135,607.79

 (9)  Amount in Spread Account:                                                                  $17,359,205.00

 (10)  Amount in Pre-Funding Account:                                                                     $0.00

 (11)  For the Final payment date with respect to the Funding Period, the                                    NA
        Remaining Pre-Funded Amount

 (12)  Amount in Negative Carry Account:                                                                  $0.00


                                  Page 8 of 12


 CASE EQUIPMENT LOAN TRUST 1997-B
 STATEMENT TO CERTIFICATEHOLDERS


 $90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
 $204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
 $237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
 $188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
 $97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
 $37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
 $15,190,000  6.410% Asset Backed Certificates due September 15, 2004



 Payment Date:                                                                                        15-Jul-99

 (1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (b)  A-2 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (c)  A-3 Notes:                                                                              $13,074,107.34
           per $1,000 original principal amount:                                                         $55.17

    (d)  A-4 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (e)  B Notes:                                                                                 $1,361,946.92
           per $1,000 original principal amount:                                                         $13.90

    (f)  C Notes:                                                                                   $601,512.91
           per $1,000 original principal amount:                                                         $17.33

    (g)  Certificates:                                                                                    $0.00
           per $1,000 original principal amount:                                                          $0.00

    (h)  Total:                                                                                  $15,037,567.17

 (2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (b)  A-2 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (c)  A-3 Notes:                                                                                 $594,923.96
           per $1,000 original principal amount:                                                          $2.51

    (d)  A-4 Notes:                                                                               $1,007,390.26
           per $1,000 original principal amount:                                                          $5.34

    (e)  B Notes:                                                                                   $147,456.44
           per $1,000 original principal amount:                                                          $1.51

    (f)  C Notes:                                                                                    $78,441.16
           per $1,000 original principal amount:                                                          $2.26

    (g)  Certificates:                                                                               $81,139.92
           per $1,000 original principal amount:                                                          $5.34

    (h)  Total:                                                                                   $1,761,895.30

 (3)  Pool Balance at end of related Collection Period:                                         $352,075,519.54

 (4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
        (ii)  A-1 Note Pool Factor:                                                                   0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                   $0.00
        (ii)  A-2 Note Pool Factor:                                                                   0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                         $101,334,347.13
        (ii)  A-3 Note Pool Factor:                                                                   0.4275711

    (d) (i)  outstanding principal amount of A-4 Notes:                                         $188,591,000.00
        (ii)  A-4 Note Pool Factor:                                                                   1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                            $32,748,457.85
        (ii)  B Note Pool Factor:                                                                     0.3343035

    (f) (i)  outstanding principal amount of C Notes:                                            $14,083,260.11
        (ii)  C Note Pool Factor:                                                                     0.4056355

    (g) (i)  Certificate Balance                                                                 $15,190,000.00
        (ii)  Certificate Pool Factor:                                                                1.0000000

 (5)  Amount of Servicing Fee:                                                                      $305,927.57
         per $1,000 Beginning of Collection Period:                                                   1.6971902

 (6)  Amount of Administration Fee:                                                                     $166.67
         per $1,000 Beginning of Collection Period:                                                   0.0009246

 (7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

 (8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                                       $135,607.79

 (9)  Amount in Spread Account:                                                                  $17,359,205.00

 (10)  Amount in Pre-Funding Account:                                                                     $0.00

 (11)  For the Final payment date with respect to the Funding Period, the                                    NA
        Remaining Pre-Funded Amount

 (12)  Amount in Negative Carry Account:                                                                  $0.00



 CASE EQUIPMENT LOAN TRUST 1997-B
 PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE
 $90,000,000 A-1 5.612% Asset Backed Notes due October 13, 1998
 $204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
 $237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
 $188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
 $97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
 $37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
 $15,190,000  6.410% Asset Backed Certificates due September 15, 2004



 Payment Date:                                                                                        15-Jul-99

 (1)  Payment of Administration Fee to Administrator:                                                   $166.67

 (2)  Offered Noteholders' Interest Distributable Amount
         deposited into Note Distribution Account:                                                $1,828,211.82

 (3)  Noteholders' Principal Distributable Amount to be
         deposited into Noteholders' Distribution Account:                                       $15,037,567.17

 (4)  Certificateholders' Interest Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                                    $81,139.92

                                  Page 9 of 12


 (5)  Certificateholders' Principal Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                                         $0.00

 (6)  Payment of Servicing Fee to Servicer:                                                         $305,927.57

 (7) Release to Seller from Excess Collections over Distributions                                   $347,330.82

 Check for Error                                                                                       NO ERROR
 Sum of Above Distributions                                                                      $17,600,343.97
 Total Distribution Amount plus Releases to Seller                                               $17,600,343.97


                                  Page 10 of 12

CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004



Payment Date:
                                                                                                    15-Jul-99

(1)  Total Distribution Amount:                                                                 $17,600,343.97

(2)  Administration Fee:                                                                               $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                 $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                  $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                 $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                  $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                           $594,923.96

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                  $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                         $1,007,390.26

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                 $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                            $147,456.44

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                   $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                             $78,441.16

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                   $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                        $1,828,211.82
        deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                        0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                   $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                        0.00%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                   $0.00

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                  $13,074,107.34

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                       95.60%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                          $13,074,107.34

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                        0.00%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                   $0.00

(32)  B Noteholders' Monthly Principal Distributable Amount:                                     $1,361,946.92

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                     100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                      $0.00

(35)  B Noteholders' Principal Distributable Amount:                                             $1,361,946.92

(36)  C Noteholders' Monthly Principal Distributable Amount:                                       $601,512.91

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders          4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                      $0.00

(39)  C Noteholders' Principal Distributable Amount:                                               $601,512.91

(40)  Noteholders' Principal Distribution Amount:                                               $15,037,567.17

(41)  Noteholders' Distributable Amount:                                                        $16,865,778.99


(42)  Deposit to Spread Account (from excess collections):                                         $734,398.31

(43)  Specified Spread Account Balance (after all distributions and adjustments) :              $17,359,205.00
   The Lesser of:

   (a) 2.00% of the Initial Pool Balance                                                        $17,359,205.00


   (b) the Note Balance                                                                        $336,757,065.09

(44)  Spread Account Balance over the Specified Spread Account Balance:                            $734,398.31

(45) Class B Net Funds Cap Carryover Amount paid from Excess                                             $0.00

(46) Ending Class B Net Funds Cap Carryover Amount                                                       $0.00

(47)  Certificateholders' Interest Distributable Amount:                                            $81,139.92

(48)  Certificateholders' Interest Carryover Shortfall:                                                  $0.00

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificat holders     0.00%

(50) Certificateholders' Principal Distributable Amount applicable to current period                     $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                 $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                $0.00

(53)  Certificateholders' Distributable Amount:                                                     $81,139.92

(54)  Servicing Fee:                                                                               $305,927.57

(55)  Excess Amounts Distributed To Seller:
   (a) Release of Remaining Fixed and Floating Rate Excess Distributions                           $347,330.82
   (b) Release of Excess Amount in Negative Carry Account                                                $0.00


                                  Page 11 of 12

(56)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                    $0.00

(57)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                             $367,113,086.71

(58)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                   $0.00
           A-1 Note Pool Factor:                                                                     0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                   $0.00
           A-2 Note Pool Factor:                                                                     0.0000000

           Outstanding Principal Balance of A-3 Notes:                                         $101,334,347.13
           A-3 Note Pool Factor:                                                                     0.4275711

           Outstanding Principal Balance of A-4 Notes:                                         $188,591,000.00
           A-4 Note Pool Factor:                                                                     1.0000000

           Outstanding Principal Balance of B Notes:                                            $32,748,457.85
           B Note Pool Factor:                                                                       0.3343035

           Outstanding Principal Balance of C Notes:                                            $14,083,260.11
           C Note Pool Factor:                                                                       0.4056355

           Outstanding Principal Balance of the Certificates:                                   $15,190,000.00
           Certificate Pool Factor:                                                                  1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                          $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                       $135,607.79

(61)  Spread Account Balance after giving effect to all distributions:                          $17,359,205.00


                                  Page 12 of 12


CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005



                                                                            16-Jul-99
                                                                             08:22 PM
Prepared by  Sally Nelson  (414) 636-5637                            File: us98a7.xls

                                                                    ---------------------------------------------------------
NPV Data Input Section                                                  31-Jan-98         05-Jul-99             05-Jul-99
                                                                    ---------------------------------------------------------

Scheduled cash flows as of the indicated cutoff date                  Pool 1 Cutoff               Pool 1           Pool 2
Row 0 is total delinquent amount valued without discounting       0        815,587.26       3,297,951.62     1,381,821.85
                                                                  1      4,904,442.92       3,453,515.98     1,513,464.04
                                                                  2      3,906,018.00       4,061,081.85     1,602,838.91
                                                                  3      3,877,741.53       3,074,134.73     1,297,574.13
                                                                  4      3,927,499.76       3,848,690.46     1,374,510.34
                                                                  5      4,489,141.08       9,649,768.63     1,594,153.58
                                                                  6      4,701,496.18      13,272,456.60     2,950,147.98
                                                                  7      8,608,827.19       5,577,272.20     5,665,215.82
                                                                  8      4,561,811.29       2,749,542.54     3,447,159.37
                                                                  9      5,865,268.62       2,509,934.62     1,256,749.08
                                                                 10     20,726,727.40       2,513,764.95     1,186,465.29
                                                                 11     24,544,023.77       2,516,762.26     1,065,373.56
                                                                 12      8,064,830.34       2,724,576.09     1,159,677.66
                                                                 13      4,158,520.71       2,863,428.68     1,325,153.66
                                                                 14      3,890,264.88       3,564,792.09     1,421,670.20
                                                                 15      3,782,816.20       2,735,372.53     1,083,811.40
                                                                 16      3,690,091.18       3,434,492.86     1,214,332.13
                                                                 17      4,197,628.53       9,003,049.08     1,470,217.98
                                                                 18      4,469,435.87      12,430,915.67     2,766,523.78
                                                                 19      7,285,555.72       4,792,115.91     5,391,745.73
                                                                 20      4,356,548.05       2,067,654.81     3,175,591.35
                                                                 21      5,597,282.58       1,870,018.30       851,781.93
                                                                 22     20,571,819.38       1,816,143.06       888,882.78
                                                                 23     23,941,222.86       1,820,173.65       777,796.39
                                                                 24      8,115,920.90       1,925,487.59       871,671.67
                                                                 25      3,796,254.95       2,151,273.20       990,022.69
                                                                 26      3,520,590.84       2,756,524.03     1,043,162.78
                                                                 27      3,368,827.89       2,015,211.02       752,274.53
                                                                 28      3,377,685.71       2,602,878.65       885,275.42
                                                                 29      3,818,250.80       6,988,672.06     1,038,766.50
                                                                 30      4,125,981.11       8,819,493.09     2,273,294.12
                                                                 31      6,713,278.92       3,223,265.90     3,725,544.31
                                                                 32      3,988,716.36         964,859.90     2,018,809.30
                                                                 33      5,217,950.91         799,413.14       372,568.44
                                                                 34     19,826,622.88         736,110.92       329,267.97
                                                                 35     22,666,521.85         721,760.13       297,740.99
                                                                 36      7,002,127.42         832,040.12       328,886.69
                                                                 37      3,029,669.36         949,911.65       414,539.04
                                                                 38      2,680,058.07       1,575,665.74       479,468.25
                                                                 39      2,516,935.39         985,067.51       279,204.99
                                                                 40      2,496,244.13       1,429,931.88       344,936.16
                                                                 41      2,737,191.06       4,736,884.38       493,478.05
                                                                 42      3,153,886.68       6,179,747.50     1,581,221.51
                                                                 43      5,582,477.12       1,953,701.06     2,266,505.41
                                                                 44      3,015,189.84         221,527.08       886,474.01
                                                                 45      4,018,584.24         163,222.38       165,765.70
                                                                 46     17,054,595.16          76,381.08        41,054.88
                                                                 47     17,892,686.71           8,915.45         7,144.08
                                                                 48      5,006,379.02          20,986.09        18,680.56
                                                                 49      1,575,797.74          11,301.89        67,220.77
                                                                 50      1,274,914.81         134,413.01        30,411.24
                                                                 51      1,052,722.95          66,628.55        21,658.41
                                                                 52      1,025,672.10         101,736.91        31,331.40
                                                                 53      1,269,487.16         276,367.48        44,539.98
                                                                 54      1,401,868.59         173,354.59       342,550.46
                                                                 55      3,543,191.20               0.00        58,442.83
                                                                 56      1,602,040.53               0.00             0.00
                                                                 57      2,451,098.98           9,000.00             0.00
                                                                 58     13,381,249.09               0.00             0.00
                                                                 59     14,147,441.09               0.00             0.00
                                                                 60      3,183,367.95               0.00             0.00
                                                                 61        425,818.48               0.00             0.00
                                                                 62        225,353.33               0.00             0.00
                                                                 63         88,204.01               0.00             0.00
                                                                 64         21,872.59               0.00             0.00
                                                                 65         61,007.90               0.00             0.00
                                                                 66        150,978.94               0.00             0.00
                                                                 67        183,957.52               0.00             0.00
                                                                 68        138,009.37               0.00             0.00
                                                                 69        263,256.47               0.00             0.00
                                                                 70        476,922.25               0.00             0.00
                                                                 71        290,667.90               0.00             0.00
                                                                 72               -                 0.00             0.00
                                                                 73               -                 0.00             0.00
                                                                                  -

Total Time Balance of Scheduled Cash Flows                             397,076,542.31     159,259,343.15    68,364,572.08


                                                                    ---------------------------------------------------
NPV Data Input Section                                                     05-Jul-99        05-Jul-99        05-Jul-99
                                                                    ---------------------------------------------------

Scheduled cash flows as of the indicated cutoff date                          Pool 3           Pool 4           Pool 5
Row 0 is total delinquent amount valued without discounting       0     1,559,116.85     1,189,301.88         3,377.68
                                                                  1     1,626,340.73     1,025,948.92         2,319.53
                                                                  2     1,761,100.31     1,042,819.39         2,319.53
                                                                  3     1,535,418.91     1,095,036.09         2,319.53
                                                                  4     1,427,289.33       935,952.31         2,319.53
                                                                  5     2,061,862.53     1,013,065.82         4,362.93
                                                                  6     2,052,683.77     1,113,145.33         2,319.53
                                                                  7     1,921,936.35       879,538.97         2,319.53
                                                                  8     6,313,127.78     1,083,028.65         2,319.53
                                                                  9     4,436,086.53     3,250,375.51         2,319.53
                                                                 10     1,271,664.15     2,105,781.11        13,394.74
                                                                 11     1,199,311.57       868,767.31        15,822.82
                                                                 12     1,222,657.10       843,110.72         2,319.53
                                                                 13     1,326,217.82       893,391.89         2,319.53
                                                                 14     1,532,516.74       968,086.35         2,319.53
                                                                 15     1,327,369.79       970,503.42         2,319.53
                                                                 16     1,240,054.42       849,533.74         2,319.53
                                                                 17     1,836,597.39       936,071.57         4,362.93
                                                                 18     1,837,443.26     1,040,835.16         2,319.53
                                                                 19     1,773,821.96       842,483.18         2,319.53
                                                                 20     6,075,908.16     1,021,573.49         2,319.53
                                                                 21     4,012,586.51     3,099,278.47         2,319.53
                                                                 22       987,951.02     1,951,702.09         5,807.75
                                                                 23       902,765.30       703,398.91        12,743.55
                                                                 24       899,752.64       682,999.41         2,319.53
                                                                 25       982,107.25       744,955.13         2,319.53
                                                                 26     1,051,109.79       809,221.45         2,319.53
                                                                 27       970,345.77       808,268.79         2,319.53
                                                                 28       885,388.88       683,348.11         2,319.53
                                                                 29     1,377,098.66       717,789.17         2,319.53
                                                                 30     1,280,004.26       836,560.43         2,319.53
                                                                 31     1,357,893.27       687,205.12         2,319.53
                                                                 32     4,134,755.45       878,568.16         2,319.53
                                                                 33     2,576,552.64     2,588,429.40         2,319.53
                                                                 34       538,234.15     1,314,123.00         2,316.65
                                                                 35       337,052.27       263,070.98        12,138.58
                                                                 36       339,750.73       219,260.57         1,714.56
                                                                 37       422,507.67       292,767.06         1,714.56
                                                                 38       424,682.55       324,917.91         1,714.56
                                                                 39       355,733.11       281,608.84         1,714.56
                                                                 40       322,093.27       215,152.49         1,714.56
                                                                 41       517,103.31       211,691.77         1,714.56
                                                                 42       638,670.16       354,269.77         1,714.56
                                                                 43       779,443.25       213,690.97         1,714.56
                                                                 44     2,787,284.09       427,525.58         1,714.56
                                                                 45     1,460,062.76     1,529,994.79         1,714.56
                                                                 46       116,447.70       652,987.64         1,714.56
                                                                 47        82,030.95        83,424.92        10,424.02
                                                                 48        52,720.43         1,253.18             0.00
                                                                 49        22,211.70        18,891.23             0.00
                                                                 50        31,394.35        34,425.13             0.00
                                                                 51        17,979.75        16,253.18             0.00
                                                                 52             0.00         1,253.18             0.00
                                                                 53        56,987.58         1,253.18             0.00
                                                                 54        23,920.99        13,253.17             0.00
                                                                 55        38,491.14         1,253.18             0.00
                                                                 56       150,738.59        64,806.11             0.00
                                                                 57             0.00       115,039.51             0.00
                                                                 58             0.00             0.00             0.00
                                                                 59             0.00             0.00             0.00
                                                                 60             0.00             0.00             0.00
                                                                 61             0.00             0.00             0.00
                                                                 62             0.00             0.00             0.00
                                                                 63             0.00             0.00             0.00
                                                                 64             0.00             0.00             0.00
                                                                 65             0.00             0.00             0.00
                                                                 66             0.00             0.00             0.00
                                                                 67             0.00             0.00             0.00
                                                                 68             0.00             0.00             0.00
                                                                 69             0.00             0.00             0.00
                                                                 70             0.00             0.00             0.00
                                                                 71             0.00             0.00             0.00
                                                                 72             0.00             0.00             0.00
                                                                 73             0.00             0.00             0.00


Total Time Balance of Scheduled Cash Flows                             76,272,377.39    45,812,242.79       166,239.12




CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005



Prepared by  Sally Nelson  (414) 636-5637                                    07/18/99
Scheduled Payment Date                                                                         15-Jul-99
Actual Payment Date                                                                            15-Jul-99
Collection Period Begin Date                                                                   05-Jun-99
Collection Period End Date                                                  31-Jan-98          05-Jul-99
Days in accrual period (30/360)                                                                       30
Days in accrual period (ACT/360)                                                                      30

PART I -- MONTHLY DATA INPUT 110
 Receipts During the Period                                                               $10,435,871.03

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                        $0.00
    Government obligors                                                                            $0.00
          Total Warranty Repurchases                                                               $0.00

Total Collections For The Period                                                          $10,435,871.03

   Pool Balance (Beg. of Collection Period)                                              $314,809,284.75
   Pool Balance (End of Collection Period)                                               $306,365,604.23

Total Collection                                                                          $10,435,871.03
Negative Carry Withdrawls                                                                          $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                        $84,377.49
Pre-Funding Account Reinvestment Income                                                            $0.00

   Total Distribution Amount                                                              $10,520,248.52

MISCELLANEOUS DATA

   TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                $1,805,308.46
    Scheduled Amounts 60 days or more past due                                             $2,505,255.73
    Net Losses on Liquidated Receivables                                                     $242,081.86
    Number of Loans at Beginning of Period                                                        12,369
    Number of Loans at End of Period                                                              12,173
    Repossessed Equipment not Sold or Reassigned (Beginning)                                       $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                             $0.00

    Pre-Funding Account Reinvestment Income                                                        $0.00



CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                                                            15-Jul-99
Collection Period Begin Date                                                                   05-Jun-99
Collection Period End Date                                                                     05-Jul-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                  $314,809,284.75
   A-1 Note Beginning Principal Balance                                                            $0.00
   A-2 Note Beginning Principal Balance                                                            $0.00
   A-3 Note Beginning Principal Balance                                                  $110,829,913.36
   A-4 Note Beginning Principal Balance                                                  $180,449,000.00
   B Note Beginning Principal Balance                                                     $12,592,371.39
   Certificate Beginning Principal Balance                                                $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                        $306,365,604.23
   A-1 Note Principal Balance (End of Period)                                                      $0.00
                                   A-1 Note Pool Factor (End of Period)                        0.0000000
   A-2 Note Principal Balance (End of Period)                                                      $0.00
                                   A-2 Note Pool Factor (End of Period)                        0.0000000
   A-3 Note Principal Balance (End of Period)                                            $102,723,980.06
                                   A-3 Note Pool Factor (End of Period)                        0.7047957
   A-4 Note Principal Balance (End of Period)                                            $180,449,000.00
                                   A-4 Note Pool Factor (End of Period)                        1.0000000
   B Note Principal Balance (End of Period)                                               $12,254,624.17
                                   B Note Pool Factor (End of Period)                          0.4901850
   Certificate Principal Balance (End of Period)                                          $10,938,000.00
                                   Certificate Pool Factor (End of Period)                     1.0000000

COLLATERAL VALUE DECLINE                                                                   $8,443,680.52
   Pool Balance (Beg. of Collection Period)                                              $314,809,284.75
   Pool Balance (End of Collection Period)                                               $306,365,604.23

Total Distribution Amount (TDA)                                                           $10,520,248.52
   Total Collections and Investment Income for the Period                                 $10,520,248.52
   Negative Carry Withdrawls                                                                       $0.00

Principal Distribution Amount  (PDA)                                                       $8,443,680.52

Principal Allocation to Notes and Certificates                                             $8,443,680.52
   A-1 Noteholders' Principal Distributable Amount                                                 $0.00
   A-2 Noteholders' Principal Distributable Amount                                                 $0.00
   A-3 Noteholders' Principal Distributable Amount                                         $8,105,933.30
   A-4 Noteholders' Principal Distributable Amount                                                 $0.00
   B Noteholders' Principal Distributable Amount                                             $337,747.22
   Certificateholders' Principal Distributable Amount                                              $0.00

Interest Distributable Amount                                                              $1,523,293.15
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                              $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                              $0.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                        $530,136.42
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                        $876,681.39
   Noteholders' Interest Distributable Amount applicable to B Notes                           $62,332.24
   Certificateholders' Interest Distributable Amount                                          $54,143.10

Spread Account
   Beginning Spread Account Balance                                                       $12,499,977.37
   Deposit to Spread Account from Pre-Funding Account                                              $0.00
   Deposit to Spread Account from Excess Collections over Distributions                      $607,251.28
   Distribution from Spread Account for Interest / Principal Shortfall                             $0.00

   Specified Spread Account Balance                                                       $12,499,977.37
   Ending Spread Account Balance (after distributions)                                    $12,499,977.37

Credit Enhancement                                                                                 4.08%
   Spread account % of Ending Pool Balance                                                         4.08%
   Overcollateralization % of Ending Pool Balance                                                  0.00%

Scheduled Amounts 30 - 59 days past due                                                    $1,805,308.46
                                   as % of Ending Pool Balance                                     0.59%
Scheduled Amounts 60 days or more past due                                                 $2,505,255.73
                                   as % of Ending Pool Balance                                     0.82%
Net Losses on Liquidated Receivables                                                         $242,081.86
                                   as % of Ending Pool Balance                                     0.08%



                                                                  Page 4 of 12
PART III -- SERVICING CALCULATIONS                                    15-Jul-99



1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                 Pool 1 Cutoff               Pool 1           Pool 2

Wtd. Avg. APR                                                               8.758%             8.758%           8.597%
Contract Value (Beg. of Collection Period), by origination pool                       $143,245,060.58   $61,894,950.40
Contract Value  (End of Collection Period), by origination pool   $325,333,194.29    $139,816,186.08   $59,984,045.22
                                                                  ----------------   ----------------  ---------------
Contract Value Decline                                                                  $3,428,874.50    $1,910,905.18
                                                                                                2.39%            3.09%
Initial Pool Balance                                                                  $624,998,868.47
Pool Balance (End of Collection Period)                                               $306,365,604.23

Collections and Investment Income for the period                                       $10,520,248.52
Negative Carry Withdrawls                                                                       $0.00

Total Distribution Amount (TDA)                                                        $10,520,248.52
Principal Distribution Amount  (PDA)                                                    $8,443,680.52

Initial B Percentage                                                                           4.000%
Unscheduled Principal (per pool)                                                                $0.00            $0.00


1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                               Pool 3           Pool 4           Pool 5

Wtd. Avg. APR                                                                    8.491%           9.174%           9.428%
Contract Value (Beg. of Collection Period), by origination pool          $68,746,533.49   $40,772,485.23      $150,255.05
Contract Value  (End of Collection Period), by origination pool          $66,838,453.98   $39,586,408.37      $140,510.58
                                                                        ---------------  ---------------     -----------
Contract Value Decline                                                    $1,908,079.51    $1,186,076.86        $9,744.47
                                                                                  2.78%            2.91%            6.49%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                                  $0.00            $0.00            $0.00





Total Unscheduled Principal                                                                                                $0.00

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                                                                                       $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
Preliminary A-1 Noteholders' Principa; Distributable Amount                                                                $0.00
One-Time Excess Prefunding Account Payment                                                                                 $0.00
A-1 Noteholders' Principal Distributable Amount                                                                            $0.00

Principal Distribution Amount Remaining                                                                            $8,443,680.52

A-2 Note Beginning Principal Balance                                                                                       $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
A-2 Noteholders' Principal Distributable Amount                                                                            $0.00

Principal Distribution Amount Remaining                                                                            $8,443,680.52

A-3 Note Beginning Principal Balance                                                                             $110,829,913.36
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                               96.00%
A-3 Noteholders' Principal Distributable Amount                                                                    $8,105,933.30

Principal Distribution Amount Remaining                                                                              $337,747.22

A-4 Note Beginning Principal Balance                                                                             $180,449,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
A-4 Noteholders' Principal Distributable Amount                                                                            $0.00

Principal Distribution Amount Remaining                                                                              $337,747.22

B Note Beginning Principal Balance                                                                                $12,592,371.39
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
B Noteholders' Share of the Principal Distribution Amount                                                                  4.00%
B Noteholders' Principal Distributable Amount                                                                        $337,747.22

Principal Distribution Amount Remaining                                                                                    $0.00

Certificate Beginning Principal Balance                                                                           $10,938,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
Certificateholders' Share of the Principal Distribution Amount                                                             0.00%
Certificateholders' Principal Distributable Amount                                                                         $0.00

Interest Accrued on Class A-1 Notes this period                                                          5.5450%           $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                         $0.00

Interest Accrued on Class A-2 Notes this period                                                          5.5920%           $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                         $0.00

Interest Accrued on Class A-3 Notes this period                                                          5.7400%     $530,136.42
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $530,136.42

Interest Accrued on Class A-4 Notes this period                                                          5.8300%     $876,681.39
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                   $876,681.39

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                  $1,406,817.81
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Offered Noteholders' Interest Distributable Amount                                                                 $1,406,817.81




                                                                   Page 5 of 12

Interest Accrued on Class B Notes this period                                                            5.9400%      $62,332.24
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                      $62,332.24

Interest Accrued on Certificates this period                                                             5.9400%      $54,143.10
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
Certificateholders' Interest Distributable Amount                                                                     $54,143.10

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                                $10,520,248.52

Administration Fee Shortfall (Previous Period)                                                                             $0.00
Administration Fee Accrued during this Period                                                            $500.00         $166.67
Administration Fee Paid this Period from TDA                                                                             $166.67
Administration Fee Shortfall                                                                                               $0.00

Total Distribution Amount Remaining                                                                               $10,520,081.85

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-1 Notes this period                                                                            $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                    $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-2 Notes this period                                                                            $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                    $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-3 Notes this period                                                                      $530,136.42
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                              $530,136.42
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-4 Notes this period                                                                      $876,681.39
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                              $876,681.39
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                             $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                  $1,406,817.81
Offered Noteholders' Interest Paid this Period from TDA                                                            $1,406,817.81
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                   $0.00

Total A Noteholders' Principal Carryover Shortfall                                                                         $0.00

Total Distribution Amount Remaining                                                                                $9,113,264.04

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on B Notes this period                                                                               $62,332.24
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                 $62,332.24
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                               $0.00

Total Distribution Amount Remaining                                                                                $9,050,931.80

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                $9,050,931.80

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                $9,050,931.80

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                            $8,105,933.30
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                      $8,105,933.30
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                  $944,998.50

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                  $944,998.50



                                                                   Page 6 of 12




    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
    B Noteholders' Monthly Principal Distributable Amount                                                        $337,747.22
    B Noteholders' Principal Distributable Amount Paid from TDA                                                  $337,747.22
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

    Total Excess Distribution Amount Remaining                                                                   $607,251.28

    4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

    Beginning Pre-Funding Account Balance                                                                              $0.00

    New Collateral Purchased                                                                                           $0.00
    Deposit to Spread Account                                                                        2.00%             $0.00
                                                                                                                       -----
    Payment to Seller                                                                                                  $0.00
    Payment to Class A-1 after Funding is Complete                                                                     $0.00

    Ending Pre-Funding Account Balance                                                                                 $0.00

    Excess Pre-Funded Amount/(Payment to Sellers)                                                                      $0.00

    Adjusted Ending Pre-Funding Account Balance                                                                        $0.00

    5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

    Beginning Negative Carry Account Balance                                                                           $0.00
    Negative Carry                                                                                                  3.209816%
    Number of Days Remaining                                                                                          0 days

    Pre-Funded Percentage                                                                                              0.000%
    Negative Carry Withdrawls                                                                                          $0.00
    Cumulative Negative Carry Withdrawls                                                                       $4,595,626.41
    Maximum Negative Carry Amount                                                                                      $0.00
    Required Negative Carry Account Balance                                                                            $0.00
    Interim Ending Negative Carry Account Balance                                                                      $0.00
    Negative Carry Amount Released to Seller                                                                           $0.00

    Ending Negative Carry Account Balance                                                                              $0.00

    6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

    Beginning Spread Account Balance                                                                          $12,499,977.37
    Deposit to Spread Account from Pre-Funding Account                                                                 $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                         $607,251.28

    Distribution from Spread Account to Noteholders' Distr. Account                                                    $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1                    $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2                    $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3                    $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4                    $0.00

    Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
    Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
    Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
    Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B No                   $0.00
    Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

    Preliminary Spread Account Balance Remaining                                                              $13,107,228.65

    Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                              $1,576,294.04
    Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                             NO
    12*(Realized Losses during Collection Period + Repos at end of Collection Period)                          $2,904,982.32
    Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                    NO
    60 day or > Delinquent Scheduled Amounts                                                                   $2,505,255.73
    Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                         NO
    Are any of the three conditions "YES"?                                                                NO


         Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves.
    It failed to include in the loss figure any losses that were not covered by dealer reserves.
    This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

         As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.

      Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged
    to the trust was:                                                                                           $ 360,728.75

      If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:

    Restated Cumulative Realized Losses:                                                                        1,937,022.79
    Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                   NO


    Preliminary A-1 Note Principal Balance (End of Period)                                                             $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                                                             $0.00
    Preliminary A-3 Note Principal Balance (End of Period)                                                   $102,723,980.06
    Preliminary A-4 Note Principal Balance (End of Period)                                                   $180,449,000.00
    Preliminary B Note Principal Balance (End of Period)                                                      $12,254,624.17
    Preliminary Total Principal Balance of Notes  (End of Period)                                            $295,427,604.23

    Specified Spread Account Balance                                                                           12,499,977.37
    Lesser of:
    (a) 2.00% of the Initial Pool Balance                                                           2.00%      12,499,977.37

    (b) the Note Balance                                                                                      295,427,604.23

    Preliminary Spread Account Balance Remaining                                                              $13,107,228.65
    Preliminary Excess Amount in Spread Account                                                                  $607,251.28
    Preliminary Shortfall Amount in Spread Account                                                                     $0.00

    Deposit to Spread Account from Remaing Excess Distribution                                                         $0.00

    Spread Account Excess                                                                                        $607,251.28

    Ending Spread Account Balance (after distributions)                                                       $12,499,977.37
    Net Change in Spread Account Balance                                                                               $0.00

                                                                   Page 7 of 12


    Total Excess Distribution Amount Remaining                                                                   $607,251.28

    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
    Interest Due (in Arrears) on Above Shortfall                                                                       $0.00
    Interest Accrued on Certificates this period                                                                  $54,143.10
    Certificateholders' Interest Paid from Excess Distribution                                                    $54,143.10
    Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                      $0.00

    Total Excess Distribution Amount Remaining                                                                   $553,108.18

    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
    Certificateholders' Principal Distributable Amount applicable to current period                                    $0.00
    Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Dist                   $0.00
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                     $0.00

    Total Excess Distribution Amount Remaining                                                                   $553,108.18

    Servicing Fee Shortfall (Previous Period)                                                                          $0.00
    Servicing Fees Accrued during this Period                                                       1.00%        $262,341.07
    Adjustment to Servicing Fee                                                                                        $0.00
    Adjustment to Excess Distribution Amount Remaining                                                                ($0.00)
    Servicing Fees Paid this Period from Excess Distribution                                                     $262,341.07
    Servicing Fee Shortfall                                                                                            $0.00

    Total Excess Distribution Amount Remaining                                                                   $290,767.11

    7.  ENDING BALANCES

    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                 $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                 $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                 $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                 $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                   $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
    A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
    B Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
    Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                 $0.00
    Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                $0.00

    A-1 Note Principal Balance (End of Period)                                                                         $0.00
    A-2 Note Principal Balance (End of Period)                                                                         $0.00
    A-3 Note Principal Balance (End of Period)                                                               $102,723,980.06
    A-4 Note Principal Balance (End of Period)                                                               $180,449,000.00
    B Note Principal Balance (End of Period)                                                                  $12,254,624.17
    Certificate Principal Balance (End of Period)                                                             $10,938,000.00
    Total Principal Balance of Notes and Certificates (End of Period)                                        $306,365,604.23

    A-1 Note Pool Factor (End of Period)                                                   $72,113,000.00          0.0000000
    A-2 Note Pool Factor (End of Period)                                                  $190,750,000.00          0.0000000
    A-3 Note Pool Factor (End of Period)                                                  $145,750,000.00          0.7047957
    A-4 Note Pool Factor (End of Period)                                                  $180,449,000.00          1.0000000
    B Note Pool Factor (End of Period)                                                     $25,000,000.00          0.4901850
    Certificate Pool Factor (End of Period)                                                $10,938,000.00          1.0000000
    Total Notes & Certificates Pool Factor (End of Period)                                                         0.4901850

    Specified Spread Account Balance (after all distributions and adjustments)                                $12,499,977.37


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005




Payment Date:                                                                                  15-Jul-99

(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                                 $0.00
          per $1,000 original principal amount:                                                    $0.00

   (b)   A-2 Notes:                                                                                $0.00
           per $1,000 original principal amount:                                                   $0.00

   (c)   A-3 Notes:                                                                        $8,105,933.30
           per $1,000 original principal amount:                                                  $55.62

   (d)   A-4 Notes:                                                                                $0.00
           per $1,000 original principal amount:                                                   $0.00

   (e)   B Notes:                                                                            $337,747.22
           per $1,000 original principal amount:                                                  $13.51

   (f)   Total                                                                             $8,443,680.52

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                                 $0.00
          per $1,000 original principal amount:                                                    $0.00

   (b)   A-2 Notes:                                                                                $0.00
           per $1,000 original principal amount:                                                   $0.00

   (c)  A-3 Notes:                                                                           $530,136.42
          per $1,000 original principal amount:                                                    $3.64

   (d)  A-4 Notes:                                                                           $876,681.39
          per $1,000 original principal amount:                                                    $4.86

   (e)  B Notes:                                                                              $62,332.24
           per $1,000 original principal amount:                                                   $2.49

   (f)   Total                                                                             $1,469,150.05

(3) Pool Balance at the end of the related Collection Period                             $306,365,604.23

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                             $0.00
       (ii)  A-1 Note Pool Factor:                                                             0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                             $0.00
       (ii)  A-2 Note Pool Factor:                                                             0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                   $102,723,980.06
       (ii)  A-3 Note Pool Factor:                                                             0.7047957

   (d) (i)  outstanding principal amount of A-4 Notes:                                   $180,449,000.00
       (ii)  A-4 Note Pool Factor:                                                             1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                      $12,254,624.17
       (ii)  B Note Pool Factor:                                                               0.4901850

   (f) (i)  Certificate Balance                                                           $10,938,000.00
       (ii)  Certificate Pool Factor:                                                          1.0000000

(5)  Amount of Servicing Fee:                                                                $262,341.07
        per $1,000,Beginning of Collection Period:                                            1.83141442

(6)  Amount of Administration Fee:                                                               $166.67
        per $1,000,Beginningnof CollectioncPeriod:                                            0.00116351

(7)  Aggregate Purchase Amounts for Collection Period:                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                 $242,081.86

(9)  Amount in Spread Account:                                                            $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the                              NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                            $0.00

================================================================================



CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                  15-Jul-99

(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                 $0.00
          per $1,000 original principal amount:                                                    $0.00

   (b)  A-2 Notes:                                                                                 $0.00
          per $1,000 original principal amount:                                                    $0.00

   (c)  A-3 Notes:                                                                         $8,105,933.30
          per $1,000 original principal amount:                                                   $55.62

   (d)  A-4 Notes:                                                                                 $0.00
          per $1,000 original principal amount:                                                    $0.00

   (e)  B Notes:                                                                             $337,747.22
          per $1,000 original principal amount:                                                   $13.51

   (f)  Certificates:                                                                              $0.00
          per $1,000 original principal amount:                                                    $0.00

   (g)  Total:                                                                             $8,443,680.52

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                 $0.00
          per $1,000 original principal amount:                                                    $0.00

   (b)  A-2 Notes:                                                                                 $0.00
          per $1,000 original principal amount:                                                    $0.00

   (c)  A-3 Notes:                                                                           $530,136.42
          per $1,000 original principal amount:                                                    $3.64

   (d)  A-4 Notes:                                                                           $876,681.39
          per $1,000 original principal amount:                                                    $4.86

   (e)  B Notes:                                                                              $62,332.24
          per $1,000 original principal amount:                                                    $2.49

   (f)  Certificates:                                                                         $54,143.10
          per $1,000 original principal amount:                                                    $4.95

   (g)  Total:                                                                             $1,523,293.15

(3)  Pool Balance at end of related Collection Period:                                   $306,365,604.23

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                             $0.00
       (ii)  A-1 Note Pool Factor:                                                             0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                             $0.00
       (ii)  A-2 Note Pool Factor:                                                             0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                   $102,723,980.06
       (ii)  A-3 Note Pool Factor:                                                             0.7047957

   (d) (i)  outstanding principal amount of A-4 Notes:                                   $180,449,000.00
       (ii)  A-4 Note Pool Factor:                                                             1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                      $12,254,624.17
       (ii)  C Note Pool Factor:                                                               0.4901850

   (f) (i)  Certificate Balance                                                           $10,938,000.00
       (ii)  Certificate Pool Factor:                                                          1.0000000

(5)  Amount of Servicing Fee:                                                                $262,341.07
        per $1,000 Beginning of Collection Period:                                             1.8314144

(6)  Amount of Administration Fee:                                                               $166.67
        per $1,000 Beginning of Collection Period:                                             0.0011635

(7)  Aggregate Purchase Amounts for Collection Period:                                             $0.00

(8)  Aggregate amount of Realized Losses for the
        Collection Period:                                                                   $242,081.86

(9)  Amount in Spread Account:                                                            $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the              NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                            $0.00
================================================================================



CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                  15-Jul-99

(1)  Payment of Administration Fee to Administrator:                                             $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                          $1,469,150.05

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                  $8,443,680.52

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                              $54,143.10

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                   $0.00

(6)  Payment of Servicing Fee to Servicer:                                                   $262,341.07

(7) Release to Seller from Excess Collections over Distributions                             $290,767.11

Check for Error                                                                       NO ERROR
Sum of Above Distributions                                                            $10,520,248.52
Total Distribution Amount plus Releases to Seller                                     $10,520,248.52


================================================================================

CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005




Payment Date:                                                                                  15-Jul-99
(1)  Total Distribution Amount:                                                           $10,520,248.52

(2)  Administration Fee:                                                                         $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                           $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                            $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                           $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                            $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                     $530,136.42

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                            $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                     $876,681.39

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                           $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                       $62,332.24

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                             $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                  $1,469,150.05
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                     $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                  0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                              $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                             $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                     $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                  0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                              $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                             $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                             $8,105,933.30

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                 96.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                              $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                     $8,105,933.30



(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                     $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                  0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                              $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                             $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                 $337,747.22

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders    4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                $0.00

(33)  B Noteholders' Principal Distributable Amount:                                         $337,747.22

(34)  Noteholders' Principal Distribution Amount:                                          $8,443,680.52

(35)  Noteholders' Distributable Amount:                                                   $9,912,830.57


(36)  Deposit to Spread Account (from excess collections):                                   $607,251.28

(37)  Specified Spread Account Balance (after all distributions and adjustments) :        $12,499,977.37
   The Lesser of:

   (a) 2.00% of the Initial Pool Balance                                                  $12,499,977.37


   (b) the Note Balance                                                                  $295,427,604.23

(38)  Spread Account Balance over the Specified Spread Account Balance:                      $607,251.28

(39)  Certificateholders' Interest Distributable Amount:                                      $54,143.10

(40)  Certificateholders' Interest Carryover Shortfall:                                            $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholder0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period               $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                           $0.00

(44)  Certificateholders' Principal Distributable Amount:                                          $0.00

(45)  Certificateholders' Distributable Amount:                                               $54,143.10

(46)  Servicing Fee:                                                                         $262,341.07

(47)  Excess Amounts Distributed To Seller:
   (a) Release of Remaining Fixed and Floating Rate Excess Distributions                     $290,767.11
   (b) Release of Excess Amount in Negative Carry Account                                          $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                              $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                       $314,809,284.75

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                             $0.00
           A-1 Note Pool Factor:                                                               0.0000000

           Outstanding Principal Balance of A-2 Notes:                                             $0.00
           A-2 Note Pool Factor:                                                               0.0000000

           Outstanding Principal Balance of A-3 Notes:                                   $102,723,980.06
           A-3 Note Pool Factor:                                                               0.7047957

           Outstanding Principal Balance of A-4 Notes:                                   $180,449,000.00
           A-4 Note Pool Factor:                                                               1.0000000

           Outstanding Principal Balance of B Notes:                                      $12,254,624.17
           B Note Pool Factor:                                                                 0.4901850

           Outstanding Principal Balance of the Certificates:                             $10,938,000.00
           Certificate Pool Factor:                                                            1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                    $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                 $242,081.86

(53)  Spread Account Balance after giving effect to all distributions:                    $12,499,977.37




CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005





                                                                          16-Jul-99
                                                                           08:55 PM
Prepared by  Sally Nelson  (414) 636-5637                            File: us98b1.xls
                                                                   -------------------------------------------------------------
NPV Data Input Section                                                   31-Jul-98           31-Jul-98           31-Aug-98
                                                                   -------------------------------------------------------------
                                                                           Pool 1             Pool 2              Pool 3
Scheduled cash flows as of the indicated cutoff date                 (Retail) Cutoff       (FPL) Cutoff     (Retail) Cutoff

Row 0 is total delinquent amount valued without discounting     0         1,223,550.43         488,950.11          227,513.66
                                                                1        12,106,658.00       2,516,183.49        2,550,465.05
                                                                2         8,409,202.39       1,893,688.39        1,992,727.52
                                                                3         8,997,726.43       1,960,786.46        1,993,691.84
                                                                4        10,171,208.37       2,063,823.67        2,155,489.86
                                                                5        12,715,731.73       1,954,159.58        2,312,038.62
                                                                6         9,099,256.42       1,792,726.48        1,787,823.30
                                                                7         8,535,974.50       1,766,075.80        1,788,562.35
                                                                8        15,306,449.46       1,890,605.11        1,798,508.17
                                                                9        18,443,017.15       1,881,117.92        1,865,546.07
                                                               10        16,957,243.00       1,877,027.40        2,236,650.41
                                                               11        16,376,885.05       1,817,623.64        6,367,990.47
                                                               12        10,651,992.79       1,866,206.49        4,393,608.36
                                                               13         9,163,394.05       1,889,230.81        1,851,865.86
                                                               14         8,086,054.38       1,816,250.01        2,143,268.38
                                                               15         8,842,211.38       1,872,281.06        2,093,064.00
                                                               16        10,005,085.81       1,964,666.24        2,267,816.18
                                                               17        12,231,104.34       1,898,030.47        2,189,581.36
                                                               18         8,797,636.97       1,687,469.97        1,720,098.07
                                                               19         8,255,782.24       1,644,541.62        1,725,097.62
                                                               20        14,973,400.70       1,754,779.58        1,723,639.47
                                                               21        17,996,394.47       1,717,963.17        1,708,763.23
                                                               22        16,387,208.39       1,697,653.50        2,062,832.44
                                                               23        15,692,745.55       1,647,572.33        6,249,025.98
                                                               24         9,927,634.13       1,673,274.10        4,029,935.57
                                                               25         8,258,696.56       1,681,124.45        1,708,178.19
                                                               26         7,198,681.74       1,595,209.75        1,969,787.75
                                                               27         8,082,732.30       1,613,786.06        2,011,316.11
                                                               28         9,188,498.36       1,637,923.98        2,047,578.88
                                                               29        11,121,258.86       1,539,370.45        2,034,695.16
                                                               30         7,667,179.49       1,398,649.52        1,595,005.29
                                                               31         7,462,994.43       1,326,009.93        1,568,248.09
                                                               32        14,024,372.46       1,372,213.36        1,550,840.17
                                                               33        16,752,855.26       1,282,023.39        1,565,138.66
                                                               34        14,788,215.88       1,223,618.90        1,911,851.22
                                                               35        13,836,398.02       1,133,716.33        5,930,710.61
                                                               36         8,036,258.20       1,138,664.27        3,703,440.80
                                                               37         6,279,376.38       1,125,940.91        1,377,443.44
                                                               38         5,034,136.82       1,045,792.71        1,580,903.96
                                                               39         5,901,975.89       1,024,587.50        1,585,785.91
                                                               40         6,752,591.27       1,106,606.17        1,661,452.56
                                                               41         8,045,835.19         999,458.48        1,582,206.12
                                                               42         5,513,567.92         845,330.20        1,205,325.13
                                                               43         5,192,319.67         805,200.79        1,201,516.28
                                                               44         8,386,321.78         787,865.67        1,176,550.16
                                                               45        11,514,765.67         726,022.34        1,228,403.34
                                                               46         9,777,959.48         626,005.45        1,446,777.59
                                                               47         8,899,382.72         580,109.26        4,590,105.48
                                                               48         4,477,511.85         557,076.29        2,336,437.52
                                                               49         2,817,291.23         491,193.77          455,453.41
                                                               50         1,810,888.90         460,441.81          615,074.75
                                                               51         2,565,938.18         427,320.86          690,160.74
                                                               52         3,186,828.87         463,747.29          781,567.09
                                                               53         4,092,686.58         409,038.86          677,424.20
                                                               54         2,363,732.39         336,499.67          424,618.93
                                                               55         2,264,572.85         254,756.54          294,399.44
                                                               56         4,476,612.63         250,249.73          310,690.14
                                                               57         6,906,236.81         238,339.80          313,886.41
                                                               58         5,629,888.08         131,056.39          609,968.32
                                                               59         5,295,239.38          97,868.67        2,664,290.64
                                                               60         1,725,376.78          47,534.40        1,347,398.15
                                                               61           458,843.05          26,996.20           89,447.45
                                                               62           171,032.59          26,996.20          193,827.50
                                                               63           260,367.62          17,246.87          156,510.52
                                                               64           282,397.46          74,475.21          139,820.39
                                                               65           239,911.47           7,755.20           25,908.95
                                                               66            53,028.41           7,755.20            7,965.05
                                                               67            52,287.49           7,755.20            5,002.91
                                                               68           378,380.01           7,755.20            5,002.91
                                                               69           547,106.25          23,865.28            5,002.91
                                                               70           121,960.35                  -           89,387.07
                                                               71           224,027.78                  -           80,572.23
                                                               72                    -                  -                   -
                                                               73                    -                  -                   -
                                                               74                    -                  -                   -
Total Time Balance of Scheduled Cash Flows                              547,472,069.46      76,013,641.91      119,788,682.38
                                                                     ---------------------------------------------------
NPV Data Input Section                                                    05-Jul-99        05-Jul-99        05-Jul-99
                                                                     ---------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                        Pool 1           Pool 2           Pool 3

Row 0 is total delinquent amount valued without discounting     0        10,547,413.80     1,487,062.14     1,582,557.28
                                                                1         9,241,055.19     1,636,966.33     5,466,067.19
                                                                2         7,524,638.40     1,558,970.66     3,958,101.11
                                                                3         6,885,759.43     1,534,583.05     1,618,333.70
                                                                4         7,399,374.78     1,639,772.17     1,839,278.79
                                                                5         8,346,385.42     1,639,830.58     1,833,240.24
                                                                6         9,879,310.52     1,587,401.43     1,948,149.11
                                                                7         7,405,436.43     1,462,213.29     1,932,295.37
                                                                8         6,872,286.26     1,335,201.70     1,501,214.18
                                                                9        12,902,439.33     1,457,564.07     1,484,784.57
                                                               10        15,036,776.02     1,479,215.22     1,474,821.17
                                                               11        13,576,206.87     1,387,690.80     1,461,546.81
                                                               12        12,893,053.16     1,375,860.41     1,774,291.53
                                                               13         8,230,298.05     1,447,685.30     5,374,903.12
                                                               14         6,579,122.18     1,349,737.89     3,621,528.07
                                                               15         6,118,771.19     1,330,710.40     1,477,006.76
                                                               16         6,570,027.21     1,407,234.40     1,649,882.56
                                                               17         7,495,957.84     1,366,681.18     1,760,179.35
                                                               18         8,713,985.57     1,300,995.67     1,786,264.95
                                                               19         6,414,864.25     1,240,896.10     1,793,493.66
                                                               20         6,162,412.45     1,081,541.57     1,387,851.23
                                                               21        12,150,275.04     1,156,717.36     1,346,355.32
                                                               22        13,964,763.37     1,120,122.49     1,319,480.88
                                                               23        12,182,722.77       996,579.55     1,327,306.74
                                                               24        11,349,476.39       949,382.08     1,651,287.53
                                                               25         6,596,840.91     1,006,263.13     5,121,202.92
                                                               26         4,946,488.72       914,569.63     3,333,788.87
                                                               27         4,288,804.21       871,013.81     1,185,440.30
                                                               28         4,741,211.00       901,735.38     1,319,773.45
                                                               29         5,409,281.03       898,255.43     1,379,876.84
                                                               30         6,144,153.31       825,115.80     1,463,008.77
                                                               31         4,603,400.74       752,040.97     1,420,041.85
                                                               32         4,173,784.52       636,317.55     1,054,312.64
                                                               33         7,027,777.93       666,930.99     1,039,223.23
                                                               34         9,317,973.15       593,468.41     1,010,121.55
                                                               35         7,870,552.82       503,543.14     1,053,794.24
                                                               36         7,119,791.71       463,559.75     1,250,127.11
                                                               37         3,596,669.57       442,680.54     3,868,578.62
                                                               38         2,096,733.98       378,232.94     2,132,297.58
                                                               39         1,536,805.72       354,824.55       417,688.81
                                                               40         1,873,172.70       327,088.64       519,569.33
                                                               41         2,410,056.78       369,465.96       644,839.07
                                                               42         2,938,805.53       300,407.89       725,779.74
                                                               43         1,935,688.02       267,904.67       635,069.25
                                                               44         1,731,988.19       198,003.79       378,635.20
                                                               45         3,816,448.42       193,517.49       265,963.81
                                                               46         5,417,963.65       194,251.38       277,258.64
                                                               47         4,309,326.21       111,970.41       271,120.43
                                                               48         4,099,038.28        77,979.84       573,724.82
                                                               49         1,411,984.81        30,960.48     2,283,724.79
                                                               50           426,099.56        11,335.03     1,189,460.99
                                                               51           159,406.39        11,335.03        84,132.67
                                                               52           217,223.08        17,246.87       171,286.87
                                                               53           224,885.04        74,475.21       148,068.81
                                                               54           188,468.41         7,755.20       133,153.45
                                                               55            48,068.54         7,755.20        29,900.65
                                                               56            45,927.08         7,755.20         7,965.05
                                                               57           452,548.56         7,755.20         5,002.91
                                                               58           507,934.35        23,865.28         5,002.91
                                                               59           104,900.65             0.00         5,002.91
                                                               60           171,923.40             0.00        88,382.66
                                                               61             1,170.70             0.00        79,540.30
                                                               62             1,170.70             0.00         1,363.14
                                                               63             1,170.70             0.00         1,363.14
                                                               64                 0.00             0.00         1,363.14
                                                               65                 0.00             0.00         1,363.14
                                                               66                 0.00             0.00             0.00
                                                               67                 0.00             0.00             0.00
                                                               68                 0.00             0.00             0.00
                                                               69                 0.00             0.00             0.00
                                                               70                 0.00             0.00             0.00
                                                               71                 0.00             0.00             0.00
                                                               72                 0.00             0.00             0.00
                                                               73                 0.00             0.00             0.00
                                                               74                 0.00             0.00             0.00
Total Time Balance of Scheduled Cash Flows                              346,408,450.99    46,779,996.63    87,947,535.82



CASE EQUIPMENT LOAN TRUST 1998-B 95
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
$25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
        $100,000  5.990% Asset Backed Certificates due October 17, 2005


                                                                                          Settle Date
Prepared by  Sally Nelson  (414) 636-5637                      07/16/99     08:55 PM

Scheduled Payment Date                                                                                          15-Jul-99
Actual Payment Date                                                                                             15-Jul-99
Collection Period Begin Date                                                                                    05-Jun-99
Collection Period End Date                                    31-Jul-98     31-Jul-98     31-Aug-98             05-Jul-99
Days in accrual period (30/360)                                                                                        30
Days in accrual period (ACT/360)                                                                                       30

PART I -- MONTHLY DATA INPUT
 Receipts During the Period                                                                                $21,737,875.77

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                         $0.00
    Government obligors                                                                                             $0.00
          Total Warranty Repurchases                                                                                $0.00

Total Collections For The Period                                                                           $21,737,875.77

   Pool Balance (Beg. of Collection Period)                                                               $439,076,037.51
   Pool Balance (End of Collection Period)                                                                $419,975,766.22

Total Receivables Collection                                                                               $21,737,875.77
Negative Carry Withdrawls                                                                                           $0.00
Yield Supplement Withdrawals                                                                                        $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                       $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                             $0.00
Reinvestment Income (including Pre-Funding Account,
 Spread Account and YSA)                                                                                      $123,983.35
Pre-Funding Account Reinvestment Income                                                                             $0.00

   Total Distribution Amount                                                                               $21,861,859.12

MISCELLANEOUS DATA

   TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                 $4,180,518.34
    Scheduled Amounts 60 days or more past due                                                              $2,166,208.55
    Net Losses on Liquidated Receivables                                                                      $294,807.60
    Number of Loans at Beginning of Period                                                                         17,876
    Number of Loans at End of Period                                                                               17,545
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                        $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                              $0.00

    Pre-Funding Account Reinvestment Income                                                                         $0.00



CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005




Actual Payment Date                                                                                          15-Jul-99
Collection Period Begin Date                                                                                 05-Jun-99
Collection Period End Date                                                                                   05-Jul-99

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)       $439,076,037.51
   A-1 Note Beginning Principal Balance                                                                          $0.00
   A-2 Note Beginning Principal Balance                                                                $134,218,996.01
   A-3 Note Beginning Principal Balance                                                                $140,000,000.00
   A-4 Note Beginning Principal Balance                                                                $134,794,000.00
   B Note Beginning Principal Balance                                                                   $17,563,041.50
   Deferred Purchase Price Beginning Principal Balance                                                  $12,400,000.00
   Certificate Beginning Principal Balance                                                                 $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)             $419,975,766.22
   A-1 Note Principal Balance (End of Period)                                                                    $0.00
                                  A-1 Note Pool Factor (End of Period)                                       0.0000000
   A-2 Note Principal Balance (End of Period)                                                          $115,882,735.57
                                  A-2 Note Pool Factor (End of Period)                                       0.5794137
   A-3 Note Principal Balance (End of Period)                                                          $140,000,000.00
                                  A-3 Note Pool Factor (End of Period)                                       1.0000000
   A-4 Note Principal Balance (End of Period)                                                          $134,794,000.00
                                  A-4 Note Pool Factor (End of Period)                                       1.0000000
   B Note Principal Balance (End of Period)                                                             $16,799,030.65
                                  B Note Pool Factor (End of Period)                                         0.6719612
   Deferred Purchase Price Principal Balance (End of Period)                                            $12,400,000.00
                                  Deferred Purchase Price Pool Factor (End of Period)                        1.0000000
   Certificate Principal Balance (end of Period)                                                           $100,000.00
                                  Certificate Pool Factor (endof Period)                                     1.0000000

COLLATERAL VALUE DECLINE                                                                                $19,100,271.29
   Pool Balance (Beg. of Collection Period)                                                            $439,076,037.51
   Pool Balance (End of Collection Period)                                                             $419,975,766.22

Total Distribution Amount (TDA)                                                                         $21,861,859.12
   Total Collections and Investment Income for the Period                                               $21,861,859.12
   Negative Carry Withdrawls                                                                                     $0.00
   Yield Supplement Withdrawals                                                                                  $0.00

Principal Distribution Amount  (PDA)                                                                    $19,100,271.29

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                 $19,100,271.29
   A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                         $0.00
   A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                      $18,336,260.44
   A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                               $0.00
   A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                               $0.00
   B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                           $764,010.85
   Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                        $0.00
   Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                           $0.00

Interest Distributable Amount                                                                            $2,130,421.98
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                            $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                      $637,540.23
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                                      $677,833.33
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                                      $664,983.73
   Noteholders' Interest Distributable Amount applicable to B Notes                                         $87,668.85
   Deferred Purchase Price Interest Distributable Amount                                                    $61,896.67
   Certificateholders'  Interest Distributable Amount                                                          $499.17

Spread Account
   Beginning Spread Account Balance                                                                     $12,499,916.99
   Deposit to Spread Account from Pre-Funding Account                                                            $0.00
   Deposit to Spread Account from Excess Collections over Distributions                                    $693,395.02
   Distribution from Spread Account for Interest / Principal Shortfall                                           $0.00

   Specified Spread Account Balance                                                                     $12,499,916.99
   Ending Spread Account Balance (after distributions)                                                  $12,499,916.99

Credit Enhancement                                                                                               2.98%
   Spread account % of Ending Pool Balance                                                                       2.98%
   Overcollateralization % of Ending Pool Balance                                                                0.00%

Scheduled Amounts 30 - 59 days past due                                                                  $4,180,518.34
                                  as % of Ending Pool Balance                                                    1.00%
Scheduled Amounts 60 days or more past due                                                               $2,166,208.55
                                  as % of Ending Pool Balance                                                    0.52%
Net Losses on Liquidated Receivables                                                                       $294,807.60
                                  as % of Ending Pool Balance                                                    0.07%



   PART III -- SERVICING CALCULATIONS                                  15-Jul-99

   1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE          Pool 1 (Retail) Cutoff  Pool 2 (FPL) Cutoff  Pool 3 (Retail) Cutoff


   Wtd. Avg. APR                                                               8.559%                 8.559%                  8.668%
   Contract Value (Beg. of Collection Period), by origination pool
   Contract Value  (End of Collection Period), by origination pool    $459,900,298.88         $65,328,940.14          $99,766,610.37
                                                                     ----------------        ---------------         ---------------
   Contract Value Decline

   Initial Pool Balance
   Pool Balance (End of Collection Period)

   Collections and Investment Income for the period
   Negative Carry Withdrawls
   Yield Supplement Withdrawals

   Total Distribution Amount (TDA)
   Principal Distribution Amount  (PDA)

   Initial B Percentage
   Unscheduled Principal (per pool)
   Total Unscheduled Principal

   2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

   Principal Distributable Amount

   A-1 Note Beginning Principal Balance
   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
   A-1 Noteholders' Share of the Principal Distribution Amount
   Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)
   One-Time Excess Prefunding Account Payment
   A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)

   Principal Distributable Amount Remaining

   A-2 Note Beginning Principal Balance
   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
   A-2 Noteholders' Share of the Principal Distribution Amount
   A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)

   Principal Distributable Amount Remaining

   A-3 Note Beginning Principal Balance
   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
   A-3 Noteholders' Share of the Principal Distribution Amount
   A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)

   Principal Distributable Amount Remaining

   A-4 Note Beginning Principal Balance
   A-4 Noteholders' Principal Carryover Shortfall (Previous Period)
   A-4 Noteholders' Share of the Principal Distribution Amount
   A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)

   Principal Distributable Amount Remaining

   B Note Beginning Principal Balance
   B Noteholders' Principal Carryover Shortfall (Previous Period)
   B Noteholders' Share of the Principal Distribution Amount
   B Noteholders' Principal Distributable Amount (including Carryover Shortfall)

   Principal Distributable Amount Remaining

   Deferred Purchase Price Beginning Principal Balance
   Deferred Purchase Price Principal Carryover Shortfall (Previous Period)
   Deferred Purchase Price Share of the Principal Distribution Amount
   Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)

   Certificate Purchase Price Beginning Principal Balance
   Certificateholders' Principal Carryover Shortfall (Previous Period)
   Certificateholders' Share of the Principal Distribution Amount
   Certificateholders' Principal Distributable Amount (including Carryover Shortfall)

   Interest Accrued on Class A-1 Notes this period                            5.6075%                ACT/360
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
   Interest Due (in Arrears) on above Shortfall
   Noteholders' Interest Distributable Amount applicable to A-1 Notes

   Interest Accrued on Class A-2 Notes this period                            5.7000%                 30/360
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
   Interest Due (in Arrears) on above Shortfall
   Noteholders' Interest Distributable Amount applicable to A-2 Notes

   Interest Accrued on Class A-3 Notes this period                            5.8100%                 30/360
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
   Interest Due (in Arrears) on above Shortfall
   Noteholders' Interest Distributable Amount applicable to A-3 Notes

   Interest Accrued on Class A-4 Notes this period                            5.9200%                 30/360
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes
   Interest Due (in Arrears) on above Shortfall
   Noteholders' Interest Distributable Amount applicable to A-4 Notes



   1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                       Pool 1           Pool 2           Pool 3

   Wtd. Avg. APR                                                                            8.559%           8.559%           8.668%
   Contract Value (Beg. of Collection Period), by origination pool                 $317,394,158.02   $43,620,509.70   $78,061,369.79
   Contract Value  (End of Collection Period), by origination pool                 $302,033,065.54   $41,619,409.61   $76,323,291.07
                                                                                  ----------------  ---------------   --------------
   Contract Value Decline                                                           $15,361,092.48    $2,001,100.09    $1,738,078.72
                                                                                             4.84%            4.59%            2.23%
   Initial Pool Balance                                                            $624,995,849.39
   Pool Balance (End of Collection Period)                                         $419,975,766.22

   Collections and Investment Income for the period                                 $21,861,859.12
   Negative Carry Withdrawls                                                                 $0.00
   Yield Supplement Withdrawals                                                              $0.00

   Total Distribution Amount (TDA)                                                  $21,861,859.12
   Principal Distribution Amount  (PDA)                                             $19,100,271.29

   Initial B Percentage                                                                     4.000%
   Unscheduled Principal (per pool)                                                          $0.00            $0.00            $0.00
   Total Unscheduled Principal                                                               $0.00

   2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

   Principal Distributable Amount                                                    19,100,271.29

   A-1 Note Beginning Principal Balance                                                      $0.00
   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
   A-1 Noteholders' Share of the Principal Distribution Amount                               0.00%
   Preliminary A-1 Noteholders' Principal Distributable Amount (including
     One-Time Excess Prefund Acct. Pmt.)                                                      $0.00
   One-Time Excess Prefunding Account Payment                                                $0.00
   A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)           $0.00

   Principal Distributable Amount Remaining                                         $19,100,271.29

   A-2 Note Beginning Principal Balance                                            $134,218,996.01
   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
   A-2 Noteholders' Share of the Principal Distribution Amount                              96.00%
   A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)  $18,336,260.44

   Principal Distributable Amount Remaining                                            $764,010.85

   A-3 Note Beginning Principal Balance                                            $140,000,000.00
   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
   A-3 Noteholders' Share of the Principal Distribution Amount                               0.00%
   A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)           $0.00

   Principal Distributable Amount Remaining                                            $764,010.85

   A-4 Note Beginning Principal Balance                                            $134,794,000.00
   A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
   A-4 Noteholders' Share of the Principal Distribution Amount                               0.00%
   A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)           $0.00

   Principal Distributable Amount Remaining                                            $764,010.85

   B Note Beginning Principal Balance                                               $17,563,041.50
   B Noteholders' Principal Carryover Shortfall (Previous Period)                            $0.00
   B Noteholders' Share of the Principal Distribution Amount                                 4.00%
   B Noteholders' Principal Distributable Amount (including Carryover Shortfall)       $764,010.85

   Principal Distributable Amount Remaining                                                  $0.00

   Deferred Purchase Price Beginning Principal Balance                              $12,400,000.00
   Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                   $0.00
   Deferred Purchase Price Share of the Principal Distribution Amount                        0.00%
   Deferred Purchase Price Principal Distributable Amount (including
      Carryover Shortfall)                                                                   $0.00

   Certificate Purchase Price Beginning Principal Balance                              $100,000.00
   Certificateholders' Principal Carryover Shortfall (Previous Period)                       $0.00
   Certificateholders' Share of the Principal Distribution Amount                            0.00%
   Certificateholders' Principal Distributable Amount (including Carryover Shortfall)        $0.00

   Interest Accrued on Class A-1 Notes this period                                           $0.00
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes       $0.00
   Interest Due (in Arrears) on above Shortfall                                              $0.00
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                        $0.00

   Interest Accrued on Class A-2 Notes this period                                     $637,540.23
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes       $0.00
   Interest Due (in Arrears) on above Shortfall                                              $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                  $637,540.23

   Interest Accrued on Class A-3 Notes this period                                     $677,833.33
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes       $0.00
   Interest Due (in Arrears) on above Shortfall                                              $0.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                  $677,833.33

   Interest Accrued on Class A-4 Notes this period                                     $664,983.73
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes       $0.00
   Interest Due (in Arrears) on above Shortfall                                              $0.00
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                  $664,983.73





Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                         $1,980,357.29
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Offered Noteholders' Interest Distributable Amount                                                        $1,980,357.29

Interest Accrued on Class B Notes this period                                           5.9900%   30/360     $87,668.85
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                             $87,668.85

Interest Accrued on Deferred Purchase Price this period                                 5.9900%   30/360     $61,896.67
Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                            $0.00
Interest Due (in Arrears) on Above Shortfall                                                                      $0.00
Deferred Purchase Price Interest Distributable Amount                                                        $61,896.67

Interest Accrued on Certificates this period                                            5.9900%   30/360        $499.17
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                $0.00
Interest Due (in Arrears) on Above Shortfall                                                                      $0.00
Certificateholders' Interest Distributable Amount                                                               $499.17

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                       $21,861,859.12

Administration Fee Shortfall (Previous Period)                                                                    $0.00
Administration Fee Accrued during this Period                                           $500.00 per quarter     $166.67
Administration Fee Paid this Period from TDA                                                                    $166.67
Administration Fee Shortfall                                                                                      $0.00

Total Distribution Amount Remaining                                                                      $21,861,692.45

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Interest Accrued on Class A-1 Notes this period                                                                   $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                           $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-1 Notes                                                                                                    $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Interest Accrued on Class A-2 Notes this period                                                             $637,540.23
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                     $637,540.23
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-2 Notes                                                                                                    $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Interest Accrued on Class A-3 Notes this period                                                             $677,833.33
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                     $677,833.33
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-3 Notes                                                                                                    $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Interest Accrued on Class A-4 Notes this period                                                             $664,983.73
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                     $664,983.73
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-4 Notes                                                                                                    $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                         $1,980,357.29
Offered Noteholders' Interest Paid this Period from TDA                                                   $1,980,357.29
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                                                                      $19,881,335.16

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Interest Accrued on B Notes this period                                                                      $87,668.85
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                        $87,668.85
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to B Notes                                                                                                      $0.00

Total Distribution Amount Remaining                                                                      $19,793,666.31

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                            $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                     $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

Total Distribution Amount Remaining                                                                      $19,793,666.31

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                   $18,336,260.44
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                            $18,336,260.44
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

Total Distribution Amount Remaining                                                                       $1,457,405.87

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                            $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                     $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

Total Distribution Amount Remaining                                                                       $1,457,405.87

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                            $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                     $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

Total Distribution Amount Remaining                                                                       $1,457,405.87

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                        $764,010.85
B Noteholders' Principal Distributable Amount Paid from TDA                                                 $764,010.85
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

Total Excess Distribution Amount Remaining                                                                  $693,395.02

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                             $0.00

New Collateral Purchased                                                                                          $0.00
Deposit to Spread Account                                                                 2.00%                   $0.00
Deposit to Yield Supplement Account                                                                               $0.00
                                                                                                                  -----
Payment to Seller                                                                                                 $0.00
Payment to Class A-1 after Funding is Complete                                                                    $0.00

Ending Pre-Funding Account Balance                                                                                $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                     $0.00

Adjusted Ending Pre-Funding Account Balance                                                                       $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                          $0.00


Negative Carry                                                                                                3.268374%
Number of Days Remaining                                                                                         0 days

Pre-Funded Percentage                                                                                            0.000%
Negative Carry Withdrawls                                                                                         $0.00
Cumulative Negative Carry Withdrawls                                                                        $300,471.65
Maximum Negative Carry Amount                                                                                     $0.00
Required Negative Carry Account Balance                                                                           $0.00
Interim Ending Negative Carry Account Balance                                                                     $0.00
Negative Carry Amount Released to Seller                                                                          $0.00

Ending Negative Carry Account Balance                                                                             $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                                                $2,245,332.87
Deposit to Yield Supplement Account from Pre-Funding Account                                                      $0.00
Receivables Percentage                                                                                          100.00%
Withdrawal of Yield Supplement Amount                                                                             $0.00
Maximum Yield Supplement Amount                                                                           $2,245,332.87
Required Yield Supplement Amount                                                                          $2,245,332.87
Interim Yield Supplement Account Balance                                                                  $2,245,332.87
Yield Supplement Amount Released to Seller                                                                        $0.00

Ending Yield Supplement Account Balance                                                                   $2,245,332.87

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                         $12,499,916.99
Deposit to Spread Account from Pre-Funding Account                                                                $0.00
Deposit to Spread Account from Excess Collections over Distributions                                        $693,395.02

Distribution from Spread Account to Noteholders' Distr. Account                                                   $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-1 Notes                                                                                                    $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-2 Notes                                                                                                    $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-3 Notes                                                                                                    $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to A-4 Notes                                                                                                    $0.00
Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                        $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
  to B Notes                                                                                                      $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                        $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                        $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00

Preliminary Spread Account Balance Remaining                                                             $13,193,312.01






   Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                    $1,517,091.82
   Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                  NO
   12*(Realized Losses during Collection Period + Repos at end of Collection Period)                             $3,537,691.20
   Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                         NO
   60 day or > Delinquent Scheduled Amounts                                                                      $2,166,208.55
   Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                              NO
   Are any of the three conditions "YES"?                                                                     NO

   Case Credit has discovered a systems error in the report used to identify losses for the trust.
   The report only identified losses that
   had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves.
   This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999.  The
   systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated
   separately and were accurate.

   As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports
   through its on-book reserves.  Case Credit will not charge these losses back to the trust.  The cumulative amount of losses that were
   inadvertently absorbed by Case Credit that should have been charged to the trust was                              $47,514.04

   If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

   Restated Cumulative Realized Losses:                                                                            1,564,605.86
   Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                   NO


   Preliminary A-1 Note Principal Balance (End of Period)                                                                 $0.00
   Preliminary A-2 Note Principal Balance (End of Period)                                                       $115,882,735.57
   Preliminary A-3 Note Principal Balance (End of Period)                                                       $140,000,000.00
   Preliminary A-4 Note Principal Balance (End of Period)                                                       $134,794,000.00
   Preliminary B Note Principal Balance (End of Period)                                                          $16,799,030.65
   Preliminary Total Principal Balance of Notes  (End of Period)                                                $407,475,766.22

   Specified Spread Account Balance                                                                               12,499,916.99
   Lesser of:
   (a) 2.00% of the Initial Pool Balance                                           2.00%                          12,499,916.99

   (b) the Note Balance                                                                                          407,475,766.22

   Preliminary Spread Account Balance Remaining                                                                  $13,193,312.01
   Preliminary Excess Amount in Spread Account                                                                      $693,395.02
   Preliminary Shortfall Amount in Spread Account                                                                         $0.00

   Deposit to Spread Account from Remaing Excess Distribution                                                             $0.00

   Spread Account Excess                                                                                            $693,395.02

   Ending Spread Account Balance (after distributions)                                                           $12,499,916.99
   Net Change in Spread Account Balance                                                                                   $0.00

   Total Excess Distribution Amount Remaining                                                                       $693,395.02

   Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                 $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                           $0.00
   Interest Accrued on Deferred Purchase Price this period                                                           $61,896.67
   Deferred Purchase Price Interest Paid from Excess Distribution                                                    $61,896.67
   Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                      $0.00

   Certificateholders' Interest Carryover Shortfall (Previous Period)                                                     $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                           $0.00
   Interest Accrued on Certificates this period                                                                         $499.17
   Certificateholders' Interest Paid from Excess Distribution                                                           $499.17
   Certificateholders' Interest Carryover Shortfall (Current Period)                                                      $0.00

   Total Excess Distribution Amount Remaining                                                                       $630,999.18

   Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                $0.00
   Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                  $0.00
   Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution            $0.00
   Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                     $0.00

   Certificateholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
   Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                      $0.00
   Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                $0.00
   Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                         $0.00

   Total Excess Distribution Amount Remaining                                                                       $630,999.18

   Servicing Fee Shortfall (Previous Period)                                                                              $0.00
   Servicing Fees Accrued during this Period                                       1.00%                            $365,896.70
   Adjustment to Servicing Fee                                                                                            $0.00
   Adjustment to Excess Distribution Amount Remaining                                                                     $0.00
   Servicing Fees Paid this Period from Excess Distribution                                                         $365,896.70
   Servicing Fee Shortfall                                                                                                $0.00

   Total Excess Distribution Amount Remaining                                                                       $265,102.48



   8.  ENDING BALANCES

   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                     $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                     $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                     $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                     $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                       $0.00
   A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
   A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
   A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
   A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
   B Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
   Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                 $0.00
   Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                $0.00
   Certificateholders' Interest Carryover Shortfall  (Current Period)                                                     $0.00
   Certificateholders' Principal Carryover Shortfall  (Current Period)                                                    $0.00

   A-1 Note Principal Balance (End of Period)                                                                             $0.00
   A-2 Note Principal Balance (End of Period)                                                                   $115,882,735.57
   A-3 Note Principal Balance (End of Period)                                                                   $140,000,000.00
   A-4 Note Principal Balance (End of Period)                                                                   $134,794,000.00
   B Note Principal Balance (End of Period)                                                                      $16,799,030.65
   Deferred Purchase Price Principal Balance (End of Period)                                                     $12,400,000.00
   Certificate Principal Balance (end of Period)                                                                    $100,000.00
   Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                   $419,975,766.22

   A-1 Note Pool Factor (End of Period)                                        $112,706,000.00                        0.0000000
   A-2 Note Pool Factor (End of Period)                                        $200,000,000.00                        0.5794137
   A-3 Note Pool Factor (End of Period)                                        $140,000,000.00                        1.0000000
   A-4 Note Pool Factor (End of Period)                                        $134,794,000.00                        1.0000000
   B Note Pool Factor (End of Period)                                           $25,000,000.00                        0.6719612
   Deferred Purchase Price Pool Factor (End of Period)                          $12,400,000.00                        1.0000000
   Certificate Pool Factor (endof Period)                                          $100,000.00                        1.0000000
   Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                    0.6719612

   Specified Spread Account Balance (after all distributions and adjustments)                                    $12,499,916.99

   Yield Supplement Account Balance (after alldistributions and adjustment):                                      $2,245,332.87




-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 CASE EQUIPMENT LOAN TRUST 1998-B
 STATEMENT TO NOTEHOLDERS

 $112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
    $12,400,000  Deferred Purchase Price
            $100,000  5.990% Asset Backed Certificates due October 17, 2005





 Payment Date:                                                                           15-Jul-99

 (1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                          $0.00
           per $1,000 original principal amount:                                             $0.00

    (b)   A-2 Notes:                                                                $18,336,260.44
            per $1,000 original principal amount:                                           $91.68

    (c)   A-3 Notes:                                                                         $0.00
            per $1,000 original principal amount:                                            $0.00

    (d)   A-4 Notes:                                                                         $0.00
            per $1,000 original principal amount:                                            $0.00

    (e)   B Notes:                                                                     $764,010.85
            per $1,000 original principal amount:                                           $30.56

    (f)   Total                                                                     $19,100,271.29

 (2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                          $0.00
           per $1,000 original principal amount:                                             $0.00

    (b)   A-2 Notes:                                                                   $637,540.23
            per $1,000 original principal amount:                                            $3.19

    (c)  A-3 Notes:                                                                    $677,833.33
           per $1,000 original principal amount:                                             $4.84

    (d)  A-4 Notes:                                                                    $664,983.73
           per $1,000 original principal amount:                                             $4.93

    (e)  B Notes:                                                                       $87,668.85
            per $1,000 original principal amount:                                            $3.51

    (f)   Total                                                                      $2,068,026.14

 (3) Pool Balance at the end of the related Collection Period                      $419,975,766.22

 (4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                      $0.00
         (ii)  A-1 Note Pool Factor:                                                     0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                            $115,882,735.57
         (ii)  A-2 Note Pool Factor:                                                     0.5794137

    (c) (i)  outstanding principal amount of A-3 Notes:                            $140,000,000.00
         (ii)  A-3 Note Pool Factor:                                                     1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                            $134,794,000.00
         (ii)  A-4 Note Pool Factor:                                                     1.0000000

    (e) (i)  outstanding principal amount of B Notes:                               $16,799,030.65
         (ii)  B Note Pool Factor:                                                       0.6719612

    (f) (i)  Deferred Purchase Price Balance                                        $12,400,000.00
         (ii)  Deferred Purchase Price Pool Factor:                                      1.0000000

    (g) (i)  Certificate Balance                                                       $100,000.00
         (ii)  Certificate Pool Factor:                                                 1.00000000

 (5)  Amount of Servicing Fee:                                                         $365,896.70
         per $1,000, Beginning of Collection Period:                                    1.15281485

 (6)  Amount of Administration Fee:                                                        $166.67
         per $1,000, Beginning of Collection Period:                                    0.00052511

 (7)  Aggregate Purchase Amounts for Collection Period:                                      $0.00

 (8)  Aggregate amount of Realized Losses for the
         Collection Period:                                                            $294,807.60

 (9)  Amount in Spread Account:                                                     $12,499,916.99

 (10)  Amount in Pre-Funding Account:                                                        $0.00

 (11)  For the Final payment date with respect to the Funding Period, the                       NA
        Remaining Pre-Funded Amount

 (12)  Amount in Negative Carry Account:                                                     $0.00

 (13)  Amount in Yield Supplement Account:                                           $2,245,332.87

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 CASE EQUIPMENT LOAN TRUST 1998-B
 STATEMENT TO CERTIFICATEHOLDERS

 $112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
 $200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
 $140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
 $134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
    $12,400,000  Deferred Purchase Price
            $100,000  5.990% Asset Backed Certificates due October 17, 2005





 Payment Date:                                                                          15-Jul-99

 (1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                         $0.00
           per $1,000 original principal amount:                                            $0.00

    (b)  A-2 Notes:                                                                $18,336,260.44
           per $1,000 original principal amount:                                           $91.68

    (c)  A-3 Notes:                                                                         $0.00
           per $1,000 original principal amount:                                            $0.00

    (d)  A-4 Notes:                                                                         $0.00
           per $1,000 original principal amount:                                            $0.00



    (e)  B Notes:                                                                     $764,010.85
           per $1,000 original principal amount:                                           $30.56

    (f)  Deferred Purchase Price:                                                           $0.00
           per $1,000 original principal amount:                                            $0.00

    (g)  Certificates:                                                                       0.00
           per $1,000 original principal amount:                                            $0.00

    (h)  Total:                                                                    $19,100,271.29

 (2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                         $0.00
           per $1,000 original principal amount:                                            $0.00

    (b)  A-2 Notes:                                                                   $637,540.23
           per $1,000 original principal amount:                                            $3.19

    (c)  A-3 Notes:                                                                   $677,833.33
           per $1,000 original principal amount:                                            $4.84

    (d)  A-4 Notes:                                                                   $664,983.73
           per $1,000 original principal amount:                                            $4.93

    (e)  B Notes:                                                                      $87,668.85
           per $1,000 original principal amount:                                            $3.51

    (f)  Deferred Purchase Price:                                                      $61,896.67
           per $1,000 original principal amount:                                            $4.99

    (g)  Certificates:                                                                    $499.17
           per $1,000 original principal amount:                                            $4.99

    (h)  Total:                                                                     $2,130,421.98

 (3)  Pool Balance at end of related Collection Period:                           $419,975,766.22

 (4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                     $0.00
         (ii)  A-1 Note Pool Factor:                                                    0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                           $115,882,735.57
         (ii)  A-2 Note Pool Factor:                                                    0.5794137

    (c) (i)  outstanding principal amount of A-3 Notes:                           $140,000,000.00
         (ii)  A-3 Note Pool Factor:                                                    1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                           $134,794,000.00
         (ii)  A-4 Note Pool Factor:                                                    1.0000000

    (e) (i)  outstanding principal amount of B Notes:                              $16,799,030.65
         (ii)  C Note Pool Factor:                                                      0.6719612

    (f) (i)  Deferred Purchase Price Balance                                       $12,400,000.00
         (ii)  Certificate Pool Factor:                                                 1.0000000

    (g) (i)  Certificate Balance                                                       100,000.00
         (ii)  Certificate Pool Factor:                                                 1.0000000

 (5)  Amount of Servicing Fee:                                                        $365,896.70
         per $1,000 Beginning of Collection Period:                                     1.1528148

 (6)  Amount of Administration Fee:                                                       $166.67
         per $1,000 Beginning of Collection Period:                                     0.0005251

 (7)  Aggregate Purchase Amounts for Collection Period:                                     $0.00

 (8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                         $294,807.60

 (9)  Amount in Spread Account:                                                    $12,499,916.99

 (10)  Amount in Pre-Funding Account:                                                       $0.00

 (11)  For the Final payment date with respect to the Funding Period, the                      NA
        Remaining Pre-Funded Amount

 (12)  Amount in Negative Carry Account:                                                    $0.00

 (13)  Amount in Yield Supplement Account:                                          $2,245,332.87

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 CASE EQUIPMENT LOAN TRUST 1998-B
 PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

 $112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
 $200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
 $140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
 $134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
    $12,400,000  Deferred Purchase Price
            $100,000  5.990% Asset Backed Certificates due October 17, 2005





 Payment Date:                                                                        15-Jul-99

 (1)  Payment of Administration Fee to Administrator:                                   $166.67

 (2)  Offered Noteholders' Interest Distributable Amount
         deposited into Note Distribution Account:                                $2,068,026.14

 (3)  Noteholders' Principal Distributable Amount to be
         deposited into Noteholders' Distribution Account:                       $19,100,271.29

 (4)  Deferred Purchase Price Interest Distributable Amount to be
         deposited into Deferred Purchase Price Distribution Account:                $61,896.67

 (5)  Deferred Purchase Price Principal Distributable Amount to be
         deposited into Deferred Purchase Price Distribution Account:                     $0.00

 (6)  Certificateholders' Interest Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                       $499.17

 (7)  Certificateholders' Principal Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                         $0.00

 (8)  Payment of Servicing Fee to Servicer:                                         $365,896.70

 (9) Release to Seller from Excess Collections over Distributions                   $265,102.48

 Check for Error                                                                  NO ERROR
 Sum of Above Distributions                                                      $21,861,859.12
 Total Distribution Amount plus Releases to Seller                               $21,861,859.12



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



 CASE EQUIPMENT LOAN TRUST 1998-B
 SERVICER'S CERTIFICATE

 $112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
 $200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
 $140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
 $134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
    $12,400,000  Deferred Purchase Price
            $100,000  5.990% Asset Backed Certificates due October 17, 2005

 Payment Date:                                                                                          15-Jul-99
 (1)  Total Distribution Amount:                                                                   $21,861,859.12

 (2)  Administration Fee:                                                                                 $166.67

 (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                   $0.00

 (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                    $0.00

 (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                             $637,540.23

 (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                    $0.00

 (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                             $677,833.33

 (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                    $0.00

 (9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                             $664,983.73

 (10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                   $0.00

 (11)  Noteholders' Interest Distributable Amount applicable to b Notes:                               $87,668.85

 (12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                     $0.00

 (13)  Offered Noteholders' Interest Distributable Amount                                           $2,068,026.14
         deposited into Note Distribution Account:

 (14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

 (15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                          0.00%

 (16)  A-1 Noteholders' Principal Carryover Shortfall:                                                      $0.00

 (17)  A-1 Noteholders' Principal Distributable Amount:                                                     $0.00

 (18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                    $18,336,260.44

 (19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                         96.00%

 (20)  A-2 Noteholders' Principal Carryover Shortfall:                                                      $0.00

 (21)  A-2 Noteholders' Principal Distributable Amount:                                            $18,336,260.44

 (22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

 (23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                          0.00%

 (24)  A-3 Noteholders' Principal Carryover Shortfall:                                                      $0.00

 (25)  A-3 Noteholders' Principal Distributable Amount:                                                     $0.00

 (26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

 (27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                          0.00%

 (28)  A-4 Noteholders' Principal Carryover Shortfall:                                                      $0.00

 (29)  A-4 Noteholders' Principal Distributable Amount:                                                     $0.00

 (30)  B Noteholders' Monthly Principal Distributable Amount:                                         $764,010.85

 (31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders            4.00%

 (32)  B Noteholders' Principal Carryover Shortfall:                                                        $0.00

 (33)  B Noteholders' Principal Distributable Amount:                                                 $764,010.85

 (34)  Noteholders' Principal Distribution Amount:                                                 $19,100,271.29

 (35)  Noteholders' Distributable Amount:                                                          $21,168,297.43


 (36)  Deposit to Spread Account (from excess collections):                                           $693,395.02

 (37)  Specified Spread Account Balance (after all distributions and adjustments) :                $12,499,916.99
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                          $12,499,916.99


    (b) the Note Balance                                                                          $407,475,766.22

 (38)  Spread Account Balance over the Specified Spread Account Balance:                              $693,395.02

 (39)  Deffered Purchase Price Interest Distribution Amount:                                           $61,896.67

 (40)  Deffered Purchase Price Interest Carryover Shortfall:                                                $0.00

 (41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price  0.00%

 (42) Deffered Purchase Price Principal Distributable Amount applicable to current period                   $0.00

 (43)  Deffered Purchase Price Principal Carryover Shortfall:                                               $0.00

 (44)  Deffered Purchase Price Principal Distribution Amount:                                               $0.00

 (45)  Deffered Purchase Price Distribution Amount:                                                    $61,896.67


 (39)  Certificateholders' Interest Distribution Amount:                                                  $499.17

 (40)  Certificateholders' Interest Carryover Shortfall:                                                    $0.00

 (41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates             0.00%

 (42) Certificates Principal Distributable Amount applicable to current period                              $0.00

 (43)  Certificates Principal Carryover Shortfall:                                                          $0.00

 (44)  Certificates Principal Distribution Amount:                                                          $0.00

 (45)  Certificates Distribution Amount:                                                                  $499.17

 (46)  Servicing Fee:                                                                                 $365,896.70

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 CASE EQUIPMENT LOAN TRUST 1998-B
 SERVICER'S CERTIFICATE

 $112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
 $200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
 $140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
 $134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
    $12,400,000  Deferred Purchase Price
            $100,000  5.990% Asset Backed Certificates due October 17, 2005

 Payment Date:                                                                                          00-Jan-00

 (47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                             $265,102.48
    (b) Release of Excess Amount in Negative Carry Account                                                  $0.00
    (b) Release of Excess Amount in Yield Supplement Account                                                $0.00


 (48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                      $0.00

 (49)  Pool Balance as of the opening of business on the first day of
            the Collection Period in which the Payment Date occurs:                               $439,076,037.51

 (50)  After giving effect to all distributions on such Payment Date:
            Outstanding Principal Balance of A-1 Notes:                                                     $0.00
            A-1 Note Pool Factor:                                                                       0.0000000

            Outstanding Principal Balance of A-2 Notes:                                           $115,882,735.57
            A-2 Note Pool Factor:                                                                       0.5794137

            Outstanding Principal Balance of A-3 Notes:                                           $140,000,000.00
            A-3 Note Pool Factor:                                                                       1.0000000

            Outstanding Principal Balance of A-4 Notes:                                           $134,794,000.00
            A-4 Note Pool Factor:                                                                       1.0000000

            Outstanding Principal Balance of B Notes:                                              $16,799,030.65
            B Note Pool Factor:                                                                         0.6719612

            Outstanding Principal Balance of the Deferred Purchase Price:                          $12,400,000.00
            Deferred Purchase Price Pool Factor:                                                        1.0000000

            Outstanding Principal Balance of the Certificates:                                         100,000.00
            Certificate Pool Factor:                                                                    1.0000000

 (51)  Aggregate Purchase Amounts for related Collection Period:                                            $0.00

 (52)  Aggregate Amount of Realized Losses for the related Collection Period:                         $294,807.60

 (53)  Spread Account Balance after giving effect to all distributions:                            $12,499,916.99




CASE EQUIPMENT LOAN TRUST 1998-C
 $86,400,000  Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000  Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000  Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000  Class A-4 5.61% Asset Backed Notes due April 15, 2005
 $34,125,000  Class B 6.20% Asset Backed Notes due April 15, 2005
 $21,025,000  6.20% Deferred Purchase Price
    $100,000  6.20% Asset Backed Certificates


                                                                      18-Jul-99
                                                                       09:51 AM
Prepared by  Sally Nelson  (414) 636-5637                     File: us98-c3.xls


                                                                ----------------------------------------------------------------
NPV Data Input Section                                               31-Oct-98       31-Oct-98      30-Nov-98         31-Dec-98
                                                                ----------------------------------------------------------------
                                                                     Pool 1         Pool 2           Pool 3             Pool 4
Scheduled cash flows as of the indicated cutoff date             (Retail) Cutoff    (LPL) Cutoff (Retail) Cutoff        Cutoff
Row 0 is total delinquent amount valued without discounting   0     1,575,417.93      893,634.21      219,386.35       33,131.38
                                                              1    12,428,455.95    4,354,139.23    2,644,522.52      373,024.70
                                                              2     7,371,846.12    4,674,788.83    1,584,402.47      331,825.70
                                                              3     5,289,520.70    2,544,216.93    1,855,974.40      198,202.41
                                                              4     5,549,122.56    2,881,522.46    1,704,737.57      253,145.06
                                                              5     5,505,194.10    3,871,835.68    1,961,839.20      182,192.78
                                                              6     4,841,682.97    2,994,089.99    1,921,414.50      308,642.59
                                                              7     4,735,558.70    2,501,055.77    1,868,954.33      219,274.67
                                                              8     7,284,400.76    1,980,387.14    2,141,734.04    1,091,139.13
                                                              9     7,653,812.72    2,680,818.10    3,617,113.04      221,591.35
                                                             10    21,545,307.93    3,075,152.55    2,351,879.43    1,318,785.71
                                                             11    17,563,069.20    2,396,425.69   12,867,986.46    6,880,653.60
                                                             12    13,896,057.40    3,406,721.59    8,634,128.19    2,171,880.61
                                                             13     7,630,180.31    3,038,517.25    2,795,157.06      526,293.33
                                                             14     7,333,548.54    5,607,985.11    1,931,437.32      267,480.99
                                                             15     4,538,294.37    2,660,146.64    1,726,348.93      238,436.12
                                                             16     4,735,598.76    3,431,092.35    1,693,724.42      260,467.73
                                                             17     4,676,012.46    4,794,930.31    1,953,339.63      190,044.34
                                                             18     4,279,116.05    3,585,222.15    1,847,727.58      338,461.53
                                                             19     4,258,063.42    2,918,011.82    1,804,299.69      193,705.53
                                                             20     4,834,936.67    2,702,553.33    2,020,268.67      896,254.51
                                                             21     5,837,618.11    3,052,838.45    3,250,869.84      215,171.81
                                                             22    18,406,951.02    3,387,245.79    2,265,861.38    1,366,028.67
                                                             23    14,429,414.68    2,874,484.95   12,693,501.44    6,824,318.61
                                                             24     9,799,857.01    3,050,881.01    8,518,011.39    2,152,830.95
                                                             25     5,747,699.28    3,304,658.17    2,534,168.99      525,487.46
                                                             26     6,646,864.59    4,872,982.01    1,826,923.92      266,675.12
                                                             27     4,073,116.36    2,529,108.55    1,607,600.24      237,630.25
                                                             28     4,242,598.85    3,440,621.84    1,589,325.37      258,887.95
                                                             29     4,301,149.03    3,598,961.33    1,820,250.82      186,115.89
                                                             30     3,931,310.80    3,438,274.88    1,696,093.38      336,881.75
                                                             31     3,817,604.92    2,477,709.00    1,678,611.69      192,125.75
                                                             32     4,410,871.91    1,630,415.36    1,892,656.68      884,331.10
                                                             33     5,306,408.17    2,041,407.37    2,959,438.93      213,592.03
                                                             34    17,223,090.60    2,413,573.36    1,977,856.42    1,327,375.07
                                                             35    13,550,783.42    2,055,505.92   12,344,536.46    6,754,523.64
                                                             36     8,821,655.67    1,957,189.55    8,124,445.59    2,077,491.32
                                                             37     4,882,176.71    1,759,653.26    2,137,158.76      496,715.29
                                                             38     5,611,324.84    2,311,011.13    1,494,488.17      224,642.11
                                                             39     3,289,450.23    1,618,491.96    1,264,402.10      199,130.89
                                                             40     3,234,177.22    1,965,389.75    1,214,337.67      244,162.29
                                                             41     3,204,975.44    2,085,981.24    1,371,092.65      171,390.23
                                                             42     2,927,498.69    2,155,442.07    1,336,450.33      308,779.73
                                                             43     2,942,625.98    2,048,778.26    1,288,553.24      173,123.92
                                                             44     3,391,248.11    1,282,570.89    1,535,024.03      805,125.15
                                                             45     4,120,665.41    1,428,449.02    2,344,258.90      192,425.66
                                                             46    14,086,732.21    1,063,786.42    1,574,209.35    1,290,026.06
                                                             47     9,773,524.10    1,066,070.37   10,399,765.13    6,558,541.95
                                                             48     5,934,968.38    1,193,865.28    6,707,017.01    1,935,987.48
                                                             49     2,864,720.06    1,091,887.29    1,370,272.60      416,832.34
                                                             50     3,473,332.00    1,511,046.96      914,610.17      136,546.60
                                                             51     1,547,204.93      921,688.02      643,093.43      128,776.08
                                                             52     1,532,851.50      729,104.05      539,291.51      182,994.25
                                                             53     1,383,990.96    1,047,778.43      630,126.48       87,351.94
                                                             54     1,093,526.42    1,351,693.73      647,505.70      244,252.16
                                                             55     1,159,104.92    1,095,311.66      593,611.52      113,441.22
                                                             56     1,490,135.83      222,192.60      805,506.57      585,805.47
                                                             57     2,415,661.06       80,369.23    1,473,600.06      130,959.21
                                                             58    10,473,190.48      301,655.28      855,709.82    1,155,440.97
                                                             59     6,749,706.28       80,861.17    8,044,965.35    6,214,444.85
                                                             60     3,600,290.25       89,459.32    5,281,694.34    1,670,381.52
                                                             61     1,181,371.47      137,361.69      890,749.68      282,761.68
                                                             62     1,317,014.18        7,213.44      508,368.45       69,159.38
                                                             63       220,165.78       19,217.85      136,994.39       74,593.28
                                                             64       157,479.31        9,491.94       89,798.40       61,103.02
                                                             65       254,513.22      100,609.82       66,207.24       13,216.03
                                                             66        21,238.46       34,119.17       57,752.19       26,734.25
                                                             67        22,370.17      130,382.97       22,016.45        3,901.29
                                                             68       133,181.56               -       37,634.02      100,576.33
                                                             69       118,180.66               -      192,217.79        7,375.08
                                                             70       541,767.57               -      284,885.72      563,848.78
                                                             71       352,439.24               -      449,919.50      175,873.46
                                                             72                -               -               -               -
                                                             73                -               -               -               -
                                                             74                -               -               -               -

Total Time Balance of Scheduled Cash Flows                        393,574,995.64  142,060,038.94  183,129,817.04   65,360,521.09


                                                                ----------------------------------------------------------------
NPV Data Input Section                                                05-Jul-99        05-Jul-99       05-Jul-99       05-Jul-99
                                                                ----------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                    Pool 1          Pool 2          Pool 3          Pool 4
Row 0 is total delinquent amount valued without discounting   0     4,452,526.43    1,809,582.68    1,308,559.54      118,705.56
                                                              1     6,892,009.83    2,509,616.40    1,998,583.00      200,912.68
                                                              2    19,988,742.26    2,500,164.52    3,489,234.92    1,101,368.67
                                                              3    15,809,084.00    2,292,849.96    2,154,823.24      205,641.27
                                                              4    13,060,223.76    3,031,156.83   12,283,439.04    1,274,248.24
                                                              5     7,152,121.92    2,868,538.65    8,277,365.13    6,742,026.00
                                                              6     6,512,990.72    4,941,552.87    2,670,239.28    2,066,817.21
                                                              7     4,095,436.09    2,366,984.85    1,791,409.72      480,777.18
                                                              8     4,160,673.87    2,726,570.85    1,612,776.19      224,861.42
                                                              9     4,128,973.50    4,412,813.26    1,546,078.27      224,162.80
                                                             10     3,833,963.26    3,320,666.42    1,784,331.20      202,374.04
                                                             11     3,845,785.57    2,712,334.55    1,703,852.20      172,591.19
                                                             12     4,204,972.45    2,489,039.59    1,688,483.13      321,008.38
                                                             13     5,240,800.01    2,715,277.51    1,866,102.69      173,840.47
                                                             14    16,967,203.58    2,814,788.82    3,117,762.95      878,801.36
                                                             15    12,955,655.89    2,646,964.34    2,049,031.42      197,718.66
                                                             16     9,124,509.69    2,650,019.21   12,127,936.11    1,319,988.12
                                                             17     5,305,255.07    3,004,639.34    8,185,231.20    6,684,016.33
                                                             18     5,839,151.49    4,114,868.09    2,412,413.02    2,037,567.47
                                                             19     3,688,849.04    2,372,474.49    1,690,968.71      480,777.18
                                                             20     3,764,304.03    2,789,493.45    1,509,704.46      224,861.42
                                                             21     3,771,969.36    3,145,634.11    1,452,286.71      224,162.80
                                                             22     3,517,636.34    3,143,574.32    1,662,084.40      202,374.04
                                                             23     3,429,325.31    2,286,573.93    1,573,185.78      170,242.52
                                                             24     3,804,505.83    1,333,949.06    1,578,543.61      271,059.08
                                                             25     4,736,984.54    1,783,017.49    1,755,412.51      173,840.47
                                                             26    15,808,303.55    1,931,918.70    2,845,115.31      868,457.73
                                                             27    12,084,267.32    1,877,335.46    1,810,931.23      197,718.66
                                                             28     8,186,935.25    1,815,048.37   11,796,139.74    1,282,914.30
                                                             29     4,510,822.26    1,591,340.17    7,793,294.63    6,614,398.16
                                                             30     4,984,255.21    1,950,135.97    2,042,330.69    1,959,278.67
                                                             31     2,984,688.85    1,460,700.17    1,385,287.94      462,998.11
                                                             32     2,855,813.70    1,689,224.19    1,191,856.44      183,049.53
                                                             33     2,808,924.35    1,796,252.06    1,134,338.70      185,884.56
                                                             34     2,622,394.95    1,822,397.21    1,257,291.54      190,275.42
                                                             35     2,648,659.19    1,890,115.42    1,237,186.88      158,143.90
                                                             36     2,945,033.51    1,097,314.73    1,216,069.53      223,709.96
                                                             37     3,670,977.97    1,305,359.55    1,437,790.57      161,741.85
                                                             38    12,996,676.70      848,464.96    2,249,351.68      796,154.99
                                                             39     8,759,506.22      932,206.99    1,438,612.42      182,966.84
                                                             40     5,517,277.51      942,427.49    9,994,183.48    1,254,891.88
                                                             41     2,652,904.47      886,157.87    6,418,529.55    6,429,194.53
                                                             42     3,059,712.49    1,148,586.72    1,328,185.02    1,820,225.84
                                                             43     1,382,567.90      827,541.93      858,369.75      410,152.51
                                                             44     1,290,060.86      654,513.70      613,543.55      104,997.03
                                                             45     1,155,986.59      919,869.57      509,463.33      125,572.76
                                                             46       970,667.04    1,274,857.96      588,104.67      141,562.30
                                                             47     1,019,303.56      970,328.41      600,191.33       84,148.62
                                                             48     1,266,591.39      204,570.30      552,220.04      164,949.23
                                                             49     2,171,574.85       64,009.69      753,712.18      110,237.90
                                                             50     9,514,070.02      216,549.56    1,436,986.79      574,037.15
                                                             51     5,917,330.08       70,365.29      800,015.79      127,755.89
                                                             52     3,446,916.61       78,963.44    7,753,795.20    1,127,220.28
                                                             53     1,169,580.30       79,663.44    5,126,166.32    6,087,839.77
                                                             54     1,219,534.74        7,213.44      881,274.92    1,564,389.75
                                                             55       218,257.18       19,217.85      494,598.86      282,761.68
                                                             56       140,492.45        9,491.94      134,796.02       69,159.38
                                                             57        87,181.93       88,876.17       84,766.14       74,593.28
                                                             58        19,329.86       23,623.29       61,174.98       22,874.39
                                                             59        20,461.57       30,510.00       52,719.93       13,216.03
                                                             60       107,082.01            0.00       16,984.19       26,734.25
                                                             61        71,838.88            0.00       33,147.29        3,901.29
                                                             62       505,644.38            0.00      162,633.11      100,576.33
                                                             63       340,669.68            0.00      259,035.47        7,672.02
                                                             64             0.00            0.00      398,541.10      539,299.15
                                                             65             0.00            0.00            0.00      157,560.76
                                                             66             0.00            0.00            0.00            0.00
                                                             67             0.00            0.00            0.00            0.00
                                                             68             0.00            0.00            0.00            0.00
                                                             69             0.00            0.00            0.00            0.00
                                                             70             0.00            0.00            0.00            0.00
                                                             71             0.00            0.00            0.00            0.00
                                                             72             0.00            0.00            0.00            0.00
                                                             73             0.00            0.00            0.00            0.00
                                                             74             0.00            0.00            0.00            0.00

Total Time Balance of Scheduled Cash Flows                        311,415,949.22  103,308,297.60  162,038,574.74   61,267,961.24



CASE EQUIPMENT LOAN TRUST 1998-C
 $86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B   6.20% Asset Backed Notes due April 15, 2005
 $21,025,000 6.20% Deferred Purchase Price
    $100,000 6.20% Asset Backed Certificates

                                               Settle Date    18-Nov-98
Prepared by  Sally Nelson  (414) 636-5637                      07/18/99   09:51 AM
Scheduled Payment Date                                                                                                15-Jul-99
Actual Payment Date                                                                                                   15-Jul-99
Collection Period Begin Date                                                                                          05-Jun-99
Collection Period End Date                                     31-Oct-98  31-Oct-98   30-Nov-98  31-Dec-98            05-Jul-99
Days in accrual period (30/360)                                                                                              30
Days in accrual period (ACT/360)                                                                                             30

PART I -- MONTHLY DATA INPUT

Receipts During the Period                                                                                      $15,490,261.64

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                               $0.00
    Government obligors                                                                                                   $0.00
          Total Warranty Repurchases                                                                                      $0.00

Total Collections For The Period                                                                                 $15,490,261.64

   Pool Balance (Beg. of Collection Period)                                                                     $557,522,984.41
   Pool Balance (End of Collection Period)                                                                      $545,990,476.62

Total Receivables Collection                                                                                     $15,490,261.64
Negative Carry Withdrawls                                                                                                 $0.00
Yield Supplement Withdrawals                                                                                              $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                             $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                                   $0.00
Reinvestment Income (including Pre-Funding Account, Spread
Account and YSA)                                                                                                     $97,104.29
Pre-Funding Account Reinvestment Income                                                                                   $0.00

   Total Distribution Amount                                                                                     $15,587,365.93

MISCELLANEOUS DATA

   TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                       $1,699,846.26
    Scheduled Amounts 60 days or more past due                                                                    $1,276,298.91
    Net Losses on Liquidated Receivables                                                                            $110,275.25
    Number of Loans at Beginning of Period                                                                               16,088
    Number of Loans at End of Period                                                                                     15,786
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                              $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                    $0.00

    Pre-Funding Account Reinvestment Income                                                                               $0.00



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 CASE EQUIPMENT LOAN TRUST 1998-C
 $86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
 $250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
 $110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
 $148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
   $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
    $21,025,000  6.20% Deferred Purchase Price
            $100,000  6.20% Asset Backed Certificates

 Actual Payment Date                                                                                                   15-Jul-99
 Collection Period Begin Date                                                                                          05-Jun-99
 Collection Period End Date                                                                                            05-Jul-99

 PART II -- SUMMARY

 Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                $557,512,196.69
    A-1 Note Beginning Principal Balance                                                                                   $0.00
    A-2 Note Beginning Principal Balance                                                                         $248,677,318.50
    A-3 Note Beginning Principal Balance                                                                         $110,000,000.00
    A-4 Note Beginning Principal Balance                                                                         $148,350,000.00
    B Note Beginning Principal Balance                                                                            $29,359,878.19
    Deferred Purchase Price Beginning Principal Balance                                                           $21,025,000.00
    Certificate Beginning Principal Balance                                                                          $100,000.00

 Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                      $545,979,688.90
    A-1 Note Principal Balance (End of Period)                                                                             $0.00
                                    A-1 Note Pool Factor (End of Period)                                               0.0000000
    A-2 Note Principal Balance (End of Period)                                                                   $237,840,188.88
                                    A-2 Note Pool Factor (End of Period)                                               0.9513608
    A-3 Note Principal Balance (End of Period)                                                                   $110,000,000.00
                                    A-3 Note Pool Factor (End of Period)                                               1.0000000
    A-4 Note Principal Balance (End of Period)                                                                   $148,350,000.00
                                    A-4 Note Pool Factor (End of Period)                                               1.0000000
    B Note Principal Balance (End of Period)                                                                      $28,664,500.02
                                    B Note Pool Factor (End of Period)                                                 0.8399853
    Deferred Purchase Price Principal Balance (End of Period)                                                     $21,025,000.00
                                    Deferred Purchase Price Pool Factor (End of Period)                                1.0000000
    Certificate Principal Balance (end of Period)                                                                    $100,000.00
                                    Certificate Pool Factor (endof Period)                                             1.0000000

 COLLATERAL VALUE DECLINE                                                                                         $11,532,507.79
    Pool Balance (Beg. of Collection Period)                                                                     $557,522,984.41
    Pool Balance (End of Collection Period)                                                                      $545,990,476.62

 Total Distribution Amount (TDA)                                                                                  $15,587,365.93
    Total Collections and Investment Income for the Period                                                        $15,587,365.93
    Negative Carry Withdrawls                                                                                              $0.00
    Yield Supplement Withdrawals                                                                                           $0.00

 Principal Distribution Amount  (PDA)                                                                             $11,532,507.79

 Principal Allocation to Notes, Deferred Purchase Price and Certificates                                          $11,532,507.79
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                               $10,837,129.62
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                    $695,378.17
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                 $0.00
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                    $0.00

 Interest Distributable Amount                                                                                     $2,598,073.52
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                             $1,137,698.73
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                               $506,000.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                               $693,536.25
    Noteholders' Interest Distributable Amount applicable to B Notes                                                 $151,692.70
    Deferred Purchase Price Interest Distributable Amount                                                            $108,629.17
    Certificateholders'  Interest Distributable Amount                                                                   $516.67

 Spread Account
    Beginning Spread Account Balance                                                                              $13,000,215.75
    Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                           $1,565,763.79
    Distribution from Spread Account for Interest / Principal Shortfall                                                    $0.00

    Specified Spread Account Balance                                                                              $13,000,215.75
    Ending Spread Account Balance (after distributions)                                                           $13,000,215.75

 Credit Enhancement                                                                                                        2.38%
    Spread account % of Ending Pool Balance                                                                                2.38%
    Overcollateralization % of Ending Pool Balance                                                                         0.00%

 Scheduled Amounts 30 - 59 days past due                                                                           $1,699,846.26
                                    as % of Ending Pool Balance                                                            0.31%
 Scheduled Amounts 60 days or more past due                                                                        $1,276,298.91
                                    as % of Ending Pool Balance                                                            0.23%
 Net Losses on Liquidated Receivables                                                                                $110,275.25
                                    as % of Ending Pool Balance                                                            0.02%




    PART III -- SERVICING CALCULATIONS                                                                                 15-Jul-99

    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE             Pool 1(Retail)Cutoff  Pool 2(LPL)Cutoff  Pool 3(Retail)Cutoff


    Wtd. Avg. APR                                                               8.689%             8.689%               8.577%
    Contract Value (Beg. of Collection Period), by origination pool
    Contract Value  (End of Collection Period), by origination pool   $327,736,982.68    $120,892,288.63      $149,354,402.32
                                                                      ----------------   ----------------     ----------------
    Contract Value Decline

    Initial Pool Balance
    Pool Balance (End of Collection Period)

    Collections and Investment Income for the period
    Negative Carry Withdrawls
    Yield Supplement Withdrawals

    Total Distribution Amount (TDA)
    Principal Distribution Amount  (PDA)

    Initial B Percentage
    Unscheduled Principal (per pool)
    Total Unscheduled Principal

    2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

    Principal Distributable Amount

    A-1 Note Beginning Principal Balance
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
    A-1 Noteholders' Share of the Principal Distribution Amount
    Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)
    One-Time Excess Prefunding Account Payment
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)

    Principal Distributable Amount Remaining

    A-2 Note Beginning Principal Balance
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
    A-2 Noteholders' Share of the Principal Distribution Amount
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)

    Principal Distributable Amount Remaining

    A-3 Note Beginning Principal Balance
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
    A-3 Noteholders' Share of the Principal Distribution Amount
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)

    Principal Distributable Amount Remaining

    A-4 Note Beginning Principal Balance
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)
    A-4 Noteholders' Share of the Principal Distribution Amount
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)

    Principal Distributable Amount Remaining

    B Note Beginning Principal Balance
    B Noteholders' Principal Carryover Shortfall (Previous Period)
    B Noteholders' Share of the Principal Distribution Amount
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)

    Principal Distributable Amount Remaining

    Deferred Purchase Price Beginning Principal Balance
    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)
    Deferred Purchase Price Share of the Principal Distribution Amount
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)

    Certificate Purchase Price Beginning Principal Balance
    Certificateholders' Principal Carryover Shortfall (Previous Period)
    Certificateholders' Share of the Principal Distribution Amount
    Certificateholders' Principal Distributable Amount (including Carryover Shortfall)

    Interest Accrued on Class A-1 Notes this period                            5.4200%            ACT/360
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to A-1 Notes

    Interest Accrued on Class A-2 Notes this period                            5.4900%             30/360
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to A-2 Notes

    Interest Accrued on Class A-3 Notes this period                            5.5200%             30/360
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to A-3 Notes

    Interest Accrued on Class A-4 Notes this period                            5.6100%             30/360
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to A-4 Notes

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)
    Interest Due (in Arrears) on above Shortfall
    Offered Noteholders' Interest Distributable Amount

    Interest Accrued on Class B Notes this period                              6.2000%             30/360
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to B Notes

    Interest Accrued on Deferred Purchase Price this period                    6.2000%             30/360
    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)
    Interest Due (in Arrears) on Above Shortfall
    Deferred Purchase Price Interest Distributable Amount

    Interest Accrued on Certificates this period                               6.2000%             30/360
    Certificateholders' Interest Carryover Shortfall (Previous Period)
    Interest Due (in Arrears) on Above Shortfall
    Certificateholders' Interest Distributable Amount


    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                          Pool 4Cutoff                 Pool 1


    Wtd. Avg. APR                                                                                      8.504%               8.689%
    Contract Value (Beg. of Collection Period), by origination pool                                                $274,652,929.10
    Contract Value  (End of Collection Period), by origination pool                            $52,027,114.09      $268,086,082.79
                                                                                               ---------------     ----------------
    Contract Value Decline                                                                                            $6,566,846.31
                                                                                                                              2.39%
    Initial Pool Balance                                                                                          $2,115,143,145.89
    Pool Balance (End of Collection Period)                                                                         $545,990,476.62

    Collections and Investment Income for the period                                                                 $15,587,365.93
    Negative Carry Withdrawls                                                                                                 $0.00
    Yield Supplement Withdrawals                                                                                              $0.00

    Total Distribution Amount (TDA)                                                                                  $15,587,365.93
    Principal Distribution Amount  (PDA)                                                                             $11,532,507.79

    Initial B Percentage                                                                                                     5.250%
    Unscheduled Principal (per pool)                                                                                         $0.00
    Total Unscheduled Principal                                                                                         $406,138.23

    2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

    Principal Distributable Amount                                                                                    11,532,507.79

    A-1 Note Beginning Principal Balance                                                                                      $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-1 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
    Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)                $0.00
    One-Time Excess Prefunding Account Payment                                                                                $0.00
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

    Principal Distributable Amount Remaining                                                                         $11,532,507.79

    A-2 Note Beginning Principal Balance                                                                            $248,677,318.50
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-2 Noteholders' Share of the Principal Distribution Amount                                                              93.97%
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $10,837,129.62

    Principal Distributable Amount Remaining                                                                            $695,378.17

    A-3 Note Beginning Principal Balance                                                                            $110,000,000.00
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-3 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

    Principal Distributable Amount Remaining                                                                            $695,378.17

    A-4 Note Beginning Principal Balance                                                                            $148,350,000.00
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-4 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

    Principal Distributable Amount Remaining                                                                            $695,378.17

    B Note Beginning Principal Balance                                                                               $29,359,878.19
    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
    B Noteholders' Share of the Principal Distribution Amount                                                                 6.03%
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                       $695,378.17

    Principal Distributable Amount Remaining                                                                                  $0.00

    Deferred Purchase Price Beginning Principal Balance                                                              $21,025,000.00
    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                   $0.00
    Deferred Purchase Price Share of the Principal Distribution Amount                                                        0.00%
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                    $0.00

    Certificate Purchase Price Beginning Principal Balance                                                              $100,000.00
    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    Certificateholders' Share of the Principal Distribution Amount                                                            0.00%
    Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00

    Interest Accrued on Class A-1 Notes this period                                                                           $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00

    Interest Accrued on Class A-2 Notes this period                                                                   $1,137,698.73
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                $1,137,698.73

    Interest Accrued on Class A-3 Notes this period                                                                     $506,000.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                  $506,000.00

    Interest Accrued on Class A-4 Notes this period                                                                     $693,536.25
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                  $693,536.25

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                 $2,337,234.98
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Offered Noteholders' Interest Distributable Amount                                                                $2,337,234.98

    Interest Accrued on Class B Notes this period                                                                       $151,692.70
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to B Notes                                                    $151,692.70

    Interest Accrued on Deferred Purchase Price this period                                                             $108,629.17
    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                    $0.00
    Interest Due (in Arrears) on Above Shortfall                                                                              $0.00
    Deferred Purchase Price Interest Distributable Amount                                                               $108,629.17

    Interest Accrued on Certificates this period                                                                            $516.67
    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
    Interest Due (in Arrears) on Above Shortfall                                                                              $0.00
    Certificateholders' Interest Distributable Amount                                                                       $516.67


    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                           Pool 2               Pool 3             Pool 4


    Wtd. Avg. APR                                                                 8.689%               8.577%             8.504%
    Contract Value (Beg. of Collection Period), by origination pool       $93,684,707.97      $138,236,475.05     $50,948,872.29
    Contract Value  (End of Collection Period), by origination pool      $90,420,246.82      $136,879,147.62     $50,604,999.39
                                                                         ---------------     ----------------    --------------
    Contract Value Decline                                                 $3,264,461.15        $1,357,327.43        $343,872.90
                                                                                   3.48%                0.98%              0.67%
    Initial Pool Balance
    Pool Balance (End of Collection Period)

    Collections and Investment Income for the period
    Negative Carry Withdrawls
    Yield Supplement Withdrawals

    Total Distribution Amount (TDA)
    Principal Distribution Amount  (PDA)

    Initial B Percentage
    Unscheduled Principal (per pool)                                          $89,441.70                $0.00        $316,696.53
    Total Unscheduled Principal

    2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

    Principal Distributable Amount

    A-1 Note Beginning Principal Balance
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
    A-1 Noteholders' Share of the Principal Distribution Amount
    Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)
    One-Time Excess Prefunding Account Payment
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)

    Principal Distributable Amount Remaining

    A-2 Note Beginning Principal Balance
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
    A-2 Noteholders' Share of the Principal Distribution Amount
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)

    Principal Distributable Amount Remaining

    A-3 Note Beginning Principal Balance
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
    A-3 Noteholders' Share of the Principal Distribution Amount
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)

    Principal Distributable Amount Remaining

    A-4 Note Beginning Principal Balance
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)
    A-4 Noteholders' Share of the Principal Distribution Amount
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)

    Principal Distributable Amount Remaining

    B Note Beginning Principal Balance
    B Noteholders' Principal Carryover Shortfall (Previous Period)
    B Noteholders' Share of the Principal Distribution Amount
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)

    Principal Distributable Amount Remaining

    Deferred Purchase Price Beginning Principal Balance
    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)
    Deferred Purchase Price Share of the Principal Distribution Amount
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)

    Certificate Purchase Price Beginning Principal Balance
    Certificateholders' Principal Carryover Shortfall (Previous Period)
    Certificateholders' Share of the Principal Distribution Amount
    Certificateholders' Principal Distributable Amount (including Carryover Shortfall)

    Interest Accrued on Class A-1 Notes this period
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to A-1 Notes

    Interest Accrued on Class A-2 Notes this period
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to A-2 Notes

    Interest Accrued on Class A-3 Notes this period
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to A-3 Notes

    Interest Accrued on Class A-4 Notes this period
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to A-4 Notes

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)
    Interest Due (in Arrears) on above Shortfall
    Offered Noteholders' Interest Distributable Amount

    Interest Accrued on Class B Notes this period
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to B Notes

    Interest Accrued on Deferred Purchase Price this period
    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)
    Interest Due (in Arrears) on Above Shortfall
    Deferred Purchase Price Interest Distributable Amount

    Interest Accrued on Certificates this period
    Certificateholders' Interest Carryover Shortfall (Previous Period)
    Interest Due (in Arrears) on Above Shortfall
    Certificateholders' Interest Distributable Amount







    3.  ALLOCATION OF DISTRIBUTION AMOUNTS

    a. Total Distribution Amount (TDA)                                                                               $15,587,365.93

    Administration Fee Shortfall (Previous Period)                                                                            $0.00
    Administration Fee Accrued during this Period              $500.00 per quarter                                          $166.67
    Administration Fee Paid this Period from TDA                                                                            $166.67
    Administration Fee Shortfall                                                                                              $0.00

    Total Distribution Amount Remaining                                                                              $15,587,199.26

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-1 Notes this period                                                                           $0.00
    Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                   $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                            $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-2 Notes this period                                                                   $1,137,698.73
    Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                           $1,137,698.73
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                            $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-3 Notes this period                                                                     $506,000.00
    Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                             $506,000.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                            $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-4 Notes this period                                                                     $693,536.25
    Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                             $693,536.25
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                            $0.00

    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                 $2,337,234.98
    Offered Noteholders' Interest Paid this Period from TDA                                                           $2,337,234.98
    Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                  $0.00

    Total Distribution Amount Remaining                                                                              $13,249,964.28

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on B Notes this period                                                                             $151,692.70
    Noteholders' Interest applicable to B Notes Paid this Period from TDA                                               $151,692.70
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                              $0.00

    Total Distribution Amount Remaining                                                                              $13,098,271.58

    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $0.00
    A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
    Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                              $13,098,271.58

    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                           $10,837,129.62
    A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                    $10,837,129.62
    Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                               $2,261,141.96

    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $0.00
    A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
    Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                               $2,261,141.96

    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $0.00
    A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
    Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                               $2,261,141.96

    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
    B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                $695,378.17
    B Noteholders' Principal Distributable Amount Paid from TDA                                                         $695,378.17
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00

    Total Excess Distribution Amount Remaining                                                                        $1,565,763.79

    4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

    Beginning Pre-Funding Account Balance                                                                                     $0.00

    New Collateral Purchased                                                                                                  $0.00
    Deposit to Spread Account                                                    2.00%                                        $0.00
    Deposit to Yield Supplement Account                                                                                       $0.00
                                                                                                                              -----
    Payment to Seller                                                                                                         $0.00
    Payment to Class A-1 after Funding is Complete                                                                            $0.00

    Ending Pre-Funding Account Balance                                                                                        $0.00

    Excess Pre-Funded Amount/(Payment to Sellers)                                                                             $0.00

    Adjusted Ending Pre-Funding Account Balance                                                                               $0.00

    5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

    Beginning Negative Carry Account Balance                                                                                  $0.00
    Negative Carry                                                                                                        3.052000%
    Number of Days Remaining                                                   177 days                                      0 days

    Pre-Funded Percentage                                                                                                    0.000%
    Negative Carry Withdrawls                                                                                                 $0.00
    Cumulative Negative Carry Withdrawls                                                                                $593,232.45
    Maximum Negative Carry Amount                                                                                             $0.00
    Required Negative Carry Account Balance                                                                                   $0.00
    Interim Ending Negative Carry Account Balance                                                                             $0.00
    Negative Carry Amount Released to Seller                                                                                  $0.00

    Ending Negative Carry Account Balance                                                                                     $0.00

    6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

    Beginning Yield Supplement Account Balance                                                                          $513,057.49
    Deposit to Yield Supplement Account from Pre-Funding Account                                                              $0.00
    Receivables Percentage                                                                                                  100.00%
    Withdrawal of Yield Supplement Amount                                                                                     $0.00
    Maximum Yield Supplement Amount                                                                                     $513,057.49
    Required Yield Supplement Amount                                                                                    $513,057.49
    Interim Yield Supplement Account Balance                                                                            $513,057.49
    Yield Supplement Amount Released to Seller                                                                                $0.00

    Ending Yield Supplement Account Balance                                                                             $513,057.49

    7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

    Beginning Spread Account Balance                                                                                 $13,000,215.75
    Deposit to Spread Account from Pre-Funding Account                                                                        $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                              $1,565,763.79

    Distribution from Spread Account to Noteholders' Distr. Account                                                           $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                     $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                     $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                     $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                     $0.00


    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                $0.00

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                       $0.00

    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                $0.00
    Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                $0.00
    Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

    Preliminary Spread Account Balance Remaining                                                                     $14,565,979.54

    Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                          $142,263.82
    Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                   NO
    12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                 $1,323,303.00
    Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                          NO
    60 day or > Delinquent Scheduled Amounts                                                                          $1,276,298.91
    Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                               NO
    Are any of the three conditions "YES"?                                                                      NO

    Preliminary A-1 Note Principal Balance (End of Period)                                                                    $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                                                          $237,840,188.88
    Preliminary A-3 Note Principal Balance (End of Period)                                                          $110,000,000.00
    Preliminary A-4 Note Principal Balance (End of Period)                                                          $148,350,000.00
    Preliminary B Note Principal Balance (End of Period)                                                             $28,664,500.02
    Preliminary Total Principal Balance of Notes  (End of Period)                                                   $524,854,688.90

   Specified Spread Account Balance                                                                                   13,000,215.75
 Lesser of:
    (a) 2.00% of the Initial Pool Balance                                        2.00%                                13,000,215.75

    (b) the Note Balance                                                                                             524,854,688.90

    Preliminary Spread Account Balance Remaining                                                                     $14,565,979.54
    Preliminary Excess Amount in Spread Account                                                                       $1,565,763.79
    Preliminary Shortfall Amount in Spread Account                                                                            $0.00

    Deposit to Spread Account from Remaing Excess Distribution                                                                $0.00

    Spread Account Excess                                                                                             $1,565,763.79

    Ending Spread Account Balance (after distributions)                                                              $13,000,215.75
    Net Change in Spread Account Balance                                                                                      $0.00

    Total Excess Distribution Amount Remaining                                                                        $1,565,763.79

    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                    $0.00
    Interest Due (in Arrears) on Above Shortfall                                                                              $0.00
    Interest Accrued on Deferred Purchase Price this period                                                             $108,629.17
    Deferred Purchase Price Interest Paid from Excess Distribution                                                      $108,629.17
    Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                         $0.00

    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
    Interest Due (in Arrears) on Above Shortfall                                                                              $0.00
    Interest Accrued on Certificates this period                                                                            $516.67
    Certificateholders' Interest Paid from Excess Distribution                                                              $516.67
    Certificateholders' Interest Carryover Shortfall (Current Period)                                                         $0.00

    Total Excess Distribution Amount Remaining                                                                        $1,456,617.95

    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                   $0.00
    Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                     $0.00
    Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution               $0.00
    Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                        $0.00

    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                         $0.00
    Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                   $0.00
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Excess Distribution Amount Remaining                                                                        $1,456,617.95

    Servicing Fee Shortfall (Previous Period)                                                                                 $0.00
    Servicing Fees Accrued during this Period                                    1.00%                                  $464,602.49
    Adjustment to Servicing Fee                                                                                               $0.00
    Adjustment to Excess Distribution Amount Remaining                                                                        $0.00
    Servicing Fees Paid this Period from Excess Distribution                                                            $464,602.49
    Servicing Fee Shortfall                                                                                                   $0.00

    Total Excess Distribution Amount Remaining                                                                          $992,015.46

    8.  ENDING BALANCES

    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                          $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
    A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
    B Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
    Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                    $0.00
    Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                   $0.00
    Certificateholders' Interest Carryover Shortfall  (Current Period)                                                        $0.00
    Certificateholders' Principal Carryover Shortfall  (Current Period)                                                       $0.00

    A-1 Note Principal Balance (End of Period)                                                                                $0.00
    A-2 Note Principal Balance (End of Period)                                                                      $237,840,188.88
    A-3 Note Principal Balance (End of Period)                                                                      $110,000,000.00
    A-4 Note Principal Balance (End of Period)                                                                      $148,350,000.00
    B Note Principal Balance (End of Period)                                                                         $28,664,500.02
    Deferred Purchase Price Principal Balance (End of Period)                                                        $21,025,000.00
    Certificate Principal Balance (end of Period)                                                                       $100,000.00
    Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                      $545,979,688.90

    A-1 Note Pool Factor (End of Period)                                $86,400,000.00                                    0.0000000
    A-2 Note Pool Factor (End of Period)                               $250,000,000.00                                    0.9513608
    A-3 Note Pool Factor (End of Period)                               $110,000,000.00                                    1.0000000
    A-4 Note Pool Factor (End of Period)                               $148,350,000.00                                    1.0000000
    B Note Pool Factor (End of Period)                                  $34,125,000.00                                    0.8399853
    Deferred Purchase Price Pool Factor (End of Period)                 $21,025,000.00                                    1.0000000
    Certificate Pool Factor (endof Period)                                 $100,000.00                                    1.0000000
    Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                       0.8399688

    Specified Spread Account Balance (after all distributions and adjustments)                                       $13,000,215.75

    Yield Supplement Account Balance (after alldistributions and adjustment):                                           $513,057.49




-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




 CASE EQUIPMENT LOAN TRUST 1998-C
 STATEMENT TO NOTEHOLDERS

 $86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
 $250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
 $110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
 $148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
   $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
    $21,025,000  6.20% Deferred Purchase Price
            $100,000  6.20% Asset Backed Certificates

 Payment Date:                                                                                               15-Jul-99

 (1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                              $0.00
           per $1,000 original principal amount:                                                                 $0.00

    (b)   A-2 Notes:                                                                                    $10,837,129.62
            per $1,000 original principal amount:                                                               $43.35

    (c)   A-3 Notes:                                                                                             $0.00
            per $1,000 original principal amount:                                                                $0.00

    (d)   A-4 Notes:                                                                                             $0.00
            per $1,000 original principal amount:                                                                $0.00

    (e)   B Notes:                                                                                         $695,378.17
            per $1,000 original principal amount:                                                               $20.38

    (f)   Total                                                                                         $11,532,507.79

 (2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                                              $0.00
           per $1,000 original principal amount:                                                                 $0.00

    (b)   A-2 Notes:                                                                                     $1,137,698.73
            per $1,000 original principal amount:                                                                $4.55

    (c)  A-3 Notes:                                                                                        $506,000.00
           per $1,000 original principal amount:                                                                 $4.60

    (d)  A-4 Notes:                                                                                        $693,536.25
           per $1,000 original principal amount:                                                                 $4.68

    (e)  B Notes:                                                                                          $151,692.70
            per $1,000 original principal amount:                                                                $4.45

    (f)   Total                                                                                          $2,488,927.68

 (3) Pool Balance at the end of the related Collection Period                                          $545,990,476.62

 (4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                          $0.00
         (ii)  A-1 Note Pool Factor:                                                                         0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                $237,840,188.88
         (ii)  A-2 Note Pool Factor:                                                                         0.9513608

    (c) (i)  outstanding principal amount of A-3 Notes:                                                $110,000,000.00
         (ii)  A-3 Note Pool Factor:                                                                         1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                $148,350,000.00
         (ii)  A-4 Note Pool Factor:                                                                         1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                   $28,664,500.02
         (ii)  B Note Pool Factor:                                                                           0.8399853

    (f) (i)  Deferred Purchase Price Balance                                                            $21,025,000.00
         (ii)  Deferred Purchase Price Pool Factor:                                                          1.0000000

    (g) (i)  Certificate Balance                                                                           $100,000.00
         (ii)  Certificate Pool Factor:                                                                     1.00000000

 (5)  Amount of Servicing Fee:                                                                             $464,602.49
         per $1,000, Beginning of Collection Period:                                                        1.69159852

 (6)  Amount of Administration Fee:                                                                            $166.67
         per $1,000, Beginning of Collection Period:                                                        0.00060683

 (7)  Aggregate Purchase Amounts for Collection Period:                                                          $0.00

 (8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                                              $110,275.25

 (9)  Amount in Spread Account:                                                                         $13,000,215.75

 (10)  Amount in Pre-Funding Account:                                                                            $0.00

 (11)  For the Final payment date with respect to the Funding Period, the                                           NA
        Remaining Pre-Funded Amount

 (12)  Amount in Negative Carry Account:                                                                         $0.00

 (13)  Amount in Yield Supplement Account:                                                                 $513,057.49


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




 CASE EQUIPMENT LOAN TRUST 1998-C
 STATEMENT TO CERTIFICATEHOLDERS

 $86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
 $250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
 $110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
 $148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
   $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
    $21,025,000  6.20% Deferred Purchase Price
            $100,000  6.20% Asset Backed Certificates

 Payment Date:                                                                                               15-Jul-99

 (1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                              $0.00
           per $1,000 original principal amount:                                                                 $0.00

    (b)  A-2 Notes:                                                                                     $10,837,129.62
           per $1,000 original principal amount:                                                                $43.35

    (c)  A-3 Notes:                                                                                              $0.00
           per $1,000 original principal amount:                                                                 $0.00

    (d)  A-4 Notes:                                                                                              $0.00
           per $1,000 original principal amount:                                                                 $0.00

    (e)  B Notes:                                                                                          $695,378.17
           per $1,000 original principal amount:                                                                $20.38

    (f)  Deferred Purchase Price:                                                                                $0.00
           per $1,000 original principal amount:                                                                 $0.00

    (g)  Certificates:                                                                                            0.00
           per $1,000 original principal amount:                                                                 $0.00

    (h)  Total:                                                                                         $11,532,507.79

 (2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                              $0.00
           per $1,000 original principal amount:                                                                 $0.00

    (b)  A-2 Notes:                                                                                      $1,137,698.73
           per $1,000 original principal amount:                                                                 $4.55

    (c)  A-3 Notes:                                                                                        $506,000.00
           per $1,000 original principal amount:                                                                 $4.60

    (d)  A-4 Notes:                                                                                        $693,536.25
           per $1,000 original principal amount:                                                                 $4.68

    (e)  B Notes:                                                                                          $151,692.70
           per $1,000 original principal amount:                                                                 $4.45

    (f)  Deferred Purchase Price:                                                                          $108,629.17
           per $1,000 original principal amount:                                                                 $5.17

    (g)  Certificates:                                                                                         $516.67
           per $1,000 original principal amount:                                                                 $5.17

    (h)  Total:                                                                                          $2,598,073.52

 (3)  Pool Balance at end of related Collection Period:                                                $545,990,476.62

 (4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                          $0.00
         (ii)  A-1 Note Pool Factor:                                                                         0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                $237,840,188.88
         (ii)  A-2 Note Pool Factor:                                                                         0.9513608

    (c) (i)  outstanding principal amount of A-3 Notes:                                                $110,000,000.00
         (ii)  A-3 Note Pool Factor:                                                                         1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                $148,350,000.00
         (ii)  A-4 Note Pool Factor:                                                                         1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                   $28,664,500.02
         (ii)  C Note Pool Factor:                                                                           0.8399853

    (f) (i)  Deferred Purchase Price Balance                                                            $21,025,000.00
         (ii)  Certificate Pool Factor:                                                                      1.0000000

    (g) (i)  Certificate Balance                                                                            100,000.00
         (ii)  Certificate Pool Factor:                                                                      1.0000000

 (5)  Amount of Servicing Fee:                                                                             $464,602.49
         per $1,000 Beginning of Collection Period:                                                          1.6915985

 (6)  Amount of Administration Fee:                                                                            $166.67
         per $1,000 Beginning of Collection Period:                                                          0.0006068

 (7)  Aggregate Purchase Amounts for Collection Period:                                                          $0.00

 (8)  Aggregate amount of Realized Losses for the
           Collection Period:                                                                              $110,275.25

 (9)  Amount in Spread Account:                                                                         $13,000,215.75

 (10)  Amount in Pre-Funding Account:                                                                            $0.00

 (11)  For the Final payment date with respect to the Funding Period, the                         NA
        Remaining Pre-Funded Amount

 (12)  Amount in Negative Carry Account:                                                                         $0.00

 (13)  Amount in Yield Supplement Account:                                                                 $513,057.49


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------





 CASE EQUIPMENT LOAN TRUST 1998-C
 PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

 $86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
 $250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
 $110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
 $148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
   $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
    $21,025,000  6.20% Deferred Purchase Price
            $100,000  6.20% Asset Backed Certificates


 Payment Date:                                                                                                            15-Jul-99

 (1)  Payment of Administration Fee to Administrator:                                                                       $166.67

 (2)  Offered Noteholders' Interest Distributable Amount
         deposited into Note Distribution Account:                                                                    $2,488,927.68

 (3)  Noteholders' Principal Distributable Amount to be
         deposited into Noteholders' Distribution Account:                                                           $11,532,507.79

 (4)  Deferred Purchase Price Interest Distributable Amount to be
         deposited into Deferred Purchase Price Distribution Account:                                                   $108,629.17

 (5)  Deferred Purchase Price Principal Distributable Amount to be
         deposited into Deferred Purchase Price Distribution Account:                                                         $0.00

 (6)  Certificateholders' Interest Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                                                           $516.67

 (7)  Certificateholders' Principal Distributable Amount to be
         deposited into Certificateholders' Distribution Account:                                                             $0.00

 (8)  Payment of Servicing Fee to Servicer:                                                                             $464,602.49

 (9) Release to Seller from Excess Collections over Distributions                                                       $992,015.46

 Check for Error                                                                                                NO ERROR
 Sum of Above Distributions                                                                                     $15,587,365.93
 Total Distribution Amount plus Releases to Seller                                                              $15,587,365.93

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


 CASE EQUIPMENT LOAN TRUST 1998-C
 SERVICER'S CERTIFICATE

 $86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
 $250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
 $110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
 $148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
   $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
    $21,025,000  6.20% Deferred Purchase Price
            $100,000  6.20% Asset Backed Certificates


 Payment Date:                                                                                                            15-Jul-99
 (1)  Total Distribution Amount:                                                                                     $15,587,365.93

 (2)  Administration Fee:                                                                                                   $166.67

 (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                     $0.00

 (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                      $0.00

 (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                             $1,137,698.73

 (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                      $0.00

 (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                               $506,000.00

 (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                      $0.00

 (9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                               $693,536.25

 (10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                     $0.00

 (11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                $151,692.70

 (12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                       $0.00

 (13)  Offered Noteholders' Interest Distributable Amount'                                                            $2,488,927.68
         deposited into Note Distribution Account:

 (14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

 (15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                            0.00%

 (16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

 (17)  A-1 Noteholders' Principal Distributable Amount:                                                                       $0.00

 (18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $10,837,129.62

 (19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                           93.97%

 (20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

 (21)  A-2 Noteholders' Principal Distributable Amount:                                                              $10,837,129.62

 (22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

 (23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                            0.00%

 (24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

 (25)  A-3 Noteholders' Principal Distributable Amount:                                                                       $0.00

 (26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

 (27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                            0.00%

 (28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

 (29)  A-4 Noteholders' Principal Distributable Amount:                                                                       $0.00

 (30)  B Noteholders' Monthly Principal Distributable Amount:                                                           $695,378.17

 (31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                              6.03%

 (32)  B Noteholders' Principal Carryover Shortfall:                                                                          $0.00

 (33)  B Noteholders' Principal Distributable Amount:                                                                   $695,378.17

 (34)  Noteholders' Principal Distribution Amount:                                                                   $11,532,507.79

 (35)  Noteholders' Distributable Amount:                                                                            $14,021,435.47


 (36)  Deposit to Spread Account (from excess collections):                                                           $1,565,763.79

 (37)  Specified Spread Account Balance (after all distributions and adjustments) :                                  $13,000,215.75
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                            $13,000,215.75


    (b) the Note Balance                                                                                            $524,854,688.90

 (38)  Spread Account Balance over the Specified Spread Account Balance:                                              $1,565,763.79

 (39)  Deffered Purchase Price Interest Distribution Amount:                                                            $108,629.17

 (40)  Deffered Purchase Price Interest Carryover Shortfall:                                                                  $0.00

 (41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                    0.00%

 (42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                     $0.00

 (43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                 $0.00

 (44)  Deffered Purchase Price Principal Distribution Amount:                                                                 $0.00

 (45)  Deffered Purchase Price Distribution Amount:                                                                     $108,629.17

 (39)  Certificateholders' Interest Distribution Amount:                                                                    $516.67

 (40)  Certificateholders' Interest Carryover Shortfall:                                                                      $0.00

 (41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                               0.00%

 (42) Certificates Principal Distributable Amount applicable to current period                                                $0.00

 (43)  Certificates Principal Carryover Shortfall:                                                                            $0.00

 (44)  Certificates Principal Distribution Amount:                                                                            $0.00

 (45)  Certificates Distribution Amount:                                                                                    $516.67

 (46)  Servicing Fee:                                                                                                   $464,602.49
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 CASE EQUIPMENT LOAN TRUST 1998-C
 SERVICER'S CERTIFICATE

 $86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
 $250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
 $110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
 $148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
   $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
    $21,025,000  6.20% Deferred Purchase Price
            $100,000  6.20% Asset Backed Certificates

 Payment Date:                                                                                                            00-Jan-00

 (47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                               $992,015.46
    (b) Release of Excess Amount in Negative Carry Account                                                                    $0.00







 (48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                                      $0.00

 (49)  Pool Balance as of the opening of business on the first day of
            the Collection Period in which the Payment Date occurs:                                               $557,522,984.41

 (50)  After giving effect to all distributions on such Payment Date:
            Outstanding Principal Balance of A-1 Notes:                                                                     $0.00
            A-1 Note Pool Factor:                                                                                       0.0000000

            Outstanding Principal Balance of A-2 Notes:                                                           $237,840,188.88
            A-2 Note Pool Factor:                                                                                       0.9513608

            Outstanding Principal Balance of A-3 Notes:                                                           $110,000,000.00
            A-3 Note Pool Factor:                                                                                       1.0000000

            Outstanding Principal Balance of A-4 Notes:                                                           $148,350,000.00
            A-4 Note Pool Factor:                                                                                       1.0000000

            Outstanding Principal Balance of B Notes:                                                              $28,664,500.02
            B Note Pool Factor:                                                                                         0.8399853

            Outstanding Principal Balance of the Deferred Purchase Price:                                          $21,025,000.00
            Deferred Purchase Price Pool Factor:                                                                        1.0000000

            Outstanding Principal Balance of the Certificates:                                                         100,000.00
            Certificate Pool Factor:                                                                                    1.0000000

 (51)  Aggregate Purchase Amounts for related Collection Period:                                                            $0.00

 (52)  Aggregate Amount of Realized Losses for the related Collection Period:                                         $110,275.25

 (53)  Spread Account Balance after giving effect to all distributions:                                            $13,000,215.75



CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005
$15,500,000 5.960% Asset Backed Certificates
Prepared by  Lisa Sorenson (414)636-6184



                                               --------------------------------------------------------------------------
NPV Data Input Section                            30-Jun-99              05-Jul-99         05-Jul-99         05-Jul-99
                                               --------------------------------------------------------------------------
                                                       Pool 5           Pool 1A            Pool 1B           Pool 1C
Scheduled cash flows as of the                         Cutoff           (Retail)           B (FPL)          (Forestry)
                                             0        56,403.72       2,513,714.01        949,424.45        526,791.68
                                             1       527,660.69       4,983,422.09      1,425,135.46        556,419.52
                                             2       444,065.27       6,695,010.39      1,477,739.65        551,447.05
                                             3       416,857.68       4,384,653.88      1,441,490.62        559,798.79
                                             4       426,869.43       5,681,696.42      1,390,859.59        554,779.09
                                             5       482,988.89      13,630,464.41      1,407,246.52        544,020.13
                                             6       606,885.40      20,729,207.53      1,469,548.26        536,777.37
                                             7       425,664.02      13,050,481.33      1,291,492.93        510,137.38
                                             8       378,655.34       6,350,570.38      1,465,861.74        517,538.01
                                             9       510,888.29       4,172,979.33      1,186,035.82        506,611.89
                                            10       501,604.68       3,935,437.11      1,229,940.12        511,724.19
                                            11     1,218,832.10       4,068,850.85      1,137,089.07        511,724.19
                                            12     1,175,805.83       4,631,969.52      1,196,614.45        534,701.25
                                            13       455,494.15       4,632,361.16      1,139,472.48        529,797.86
                                            14       472,555.77       6,002,072.36      1,152,681.39        529,797.86
                                            15       382,735.00       4,195,512.43      1,170,320.34        527,617.80
                                            16       447,477.90       5,446,852.03      1,134,123.46        527,617.80
                                            17       449,658.93      13,436,246.13      1,343,749.54        527,617.80
                                            18       622,794.06      21,534,644.07      1,206,876.66        524,407.47
                                            19       418,872.27      12,629,464.25        982,699.79        495,567.88
                                            20       367,720.05       5,947,876.01      1,151,829.38        496,813.68
                                            21       497,531.78       3,769,406.09        980,725.18        488,725.56
                                            22       489,221.55       3,523,362.31      1,011,308.50        493,837.86
                                            23     1,212,395.75       3,612,195.91        931,401.91        493,837.86
                                            24     1,124,809.77       4,129,922.50      1,033,733.79        516,115.27
                                            25       436,911.40       4,257,495.89      1,012,452.23        514,659.17
                                            26       453,392.32       5,455,758.77        936,554.95        505,543.39
                                            27       356,629.25       3,755,231.70        981,983.75        504,598.39
                                            28       423,564.92       4,970,299.48        970,136.74        503,165.74
                                            29       430,722.74      12,851,033.59        955,021.82        500,655.93
                                            30       597,888.96      21,137,101.46      1,064,422.19        478,457.70
                                            31       372,196.17      12,043,301.37        794,731.91        422,195.61
                                            32       350,552.87       5,239,201.21        914,196.88        392,692.89
                                            33       478,269.15       3,016,405.82        811,978.80        366,710.18
                                            34       472,148.65       2,742,922.50        852,681.44        371,822.48
                                            35     1,155,124.82       2,835,376.41        777,999.57        371,822.48
                                            36     1,061,535.50       3,185,771.50        845,571.94        380,350.79
                                            37       384,290.99       3,284,052.61        801,668.66        374,275.77
                                            38       369,402.54       4,082,624.47        725,354.97        361,565.45
                                            39       299,982.49       2,944,474.32        716,169.38        357,596.91
                                            40       360,880.73       4,084,968.31        684,886.01        357,596.91
                                            41       340,840.91      10,762,937.89        605,444.76        353,875.07
                                            42       480,427.77      16,509,871.53        680,010.66        299,220.97
                                            43       303,212.64       8,642,644.54        450,318.87        213,350.36
                                            44       267,418.28       3,526,006.36        488,790.01         98,788.08
                                            45       403,099.33       1,355,740.50        454,997.55         41,335.61
                                            46       393,797.05       1,107,237.35        448,238.35         41,821.30
                                            47       847,449.06       1,179,885.18        403,512.26         41,721.30
                                            48       707,710.18       1,434,753.41        477,796.46         61,201.43
                                            49       202,372.89       1,471,814.17        387,634.27         58,381.15
                                            50       194,783.38       2,236,211.60        378,283.53         51,972.71
                                            51       128,064.20       1,225,498.13        321,756.97         51,972.71
                                            52       188,322.71       2,167,820.90        296,935.44         51,972.71
                                            53       158,240.19       7,617,496.77        169,069.58         45,254.55
                                            54       343,224.60      12,831,094.28        173,643.53         41,587.98
                                            55       147,643.26       5,846,585.35         68,174.13         33,454.83
                                            56       113,795.89       1,385,659.07         60,890.24         16,689.45
                                            57       170,605.14         170,354.28          6,166.33              0.00
                                            58       190,312.49          67,305.00          6,166.33              0.00
                                            59       588,346.88         123,288.76          6,166.33              0.00
                                            60       386,454.70          84,122.41         37,471.47              0.00
                                            61        27,062.20         163,977.41         13,429.95              0.00
                                            62        37,967.97         166,623.87         10,397.43              0.00
                                            63         1,227.75          27,411.04          5,471.48              0.00
                                            64        29,142.93         614,417.10         14,656.36              0.00
                                            65         6,021.59       1,201,394.02         19,292.98              0.00
                                            66        71,460.23       2,252,338.15         23,359.07              0.00
                                            67           651.02         378,456.89          1,859.80              0.00
                                            68        19,305.91               0.00              0.00              0.00
                                            69         1,227.75               0.00              0.00              0.00
                                            70        15,675.09               0.00              0.00              0.00
                                            71        51,763.67               0.00              0.00              0.00
                                            72                                0.00              0.00              0.00
                                            73                                0.00              0.00              0.00
                                               --------------------------------------------------------------------------
Total Time Balance of Scheduled Cash Flows        28,935,569.48     364,125,337.87     50,163,146.48     21,340,535.24



                                               -------------------------------------------------------------------
NPV Data Input Section                               05-Jul-99        05-Jul-99        05-Jul-99        05-Jul-99
                                               -------------------------------------------------------------------
Scheduled cash flows as of the                        Pool 2           Pool 3           Pool 4           Pool 5
                                             0      749,441.40       777,420.85       722,407.45        28,343.85
                                             1    1,816,748.74     2,008,954.81     1,950,283.22       527,660.69
                                             2    2,252,323.16     2,288,577.64     2,255,870.90       444,065.27
                                             3    1,920,020.00     2,337,464.56     1,833,762.99       416,857.68
                                             4    1,901,404.01     2,280,496.19     2,067,268.78       426,869.43
                                             5    2,253,083.94     2,333,863.58     2,415,890.71       482,988.89
                                             6    2,353,781.32     2,781,785.63     2,498,046.18       606,885.40
                                             7    2,687,664.85     2,209,962.15     1,829,110.84       425,664.02
                                             8    8,087,805.75     2,506,370.72     1,820,810.61       378,655.34
                                             9    5,324,142.23     8,161,075.37     2,468,637.03       510,888.29
                                            10    1,719,359.47     5,665,099.99     5,938,599.75       501,604.68
                                            11    1,653,853.38     1,813,471.75     3,865,930.45     1,218,832.10
                                            12    1,620,814.67     1,953,181.07     1,692,208.69     1,175,805.83
                                            13    1,725,347.70     1,968,700.20     2,021,448.05       455,494.15
                                            14    2,046,127.21     2,153,166.30     2,369,553.56       472,555.77
                                            15    1,822,063.79     2,245,091.36     1,833,771.72       382,735.00
                                            16    1,865,925.80     2,249,817.18     2,065,559.52       447,477.90
                                            17    2,173,273.96     2,332,449.96     2,383,971.74       449,658.93
                                            18    2,408,594.50     2,800,261.35     2,474,814.02       622,794.06
                                            19    2,630,420.55     2,150,909.79     1,808,568.69       418,872.27
                                            20    7,934,170.20     2,461,793.85     1,794,773.02       367,720.05
                                            21    5,121,334.77     8,084,426.06     2,442,732.94       497,531.78
                                            22    1,701,690.19     5,520,426.36     5,840,562.99       489,221.55
                                            23    1,540,618.07     1,696,632.84     3,786,285.69     1,212,395.75
                                            24    1,497,169.22     1,835,898.17     1,611,877.56     1,124,809.77
                                            25    1,574,744.33     1,842,032.44     1,957,683.03       436,911.40
                                            26    1,907,971.43     2,024,394.72     2,294,220.48       453,392.32
                                            27    1,709,557.95     2,119,387.19     1,757,529.99       356,629.25
                                            28    1,758,347.93     2,084,716.28     1,989,419.14       423,564.92
                                            29    1,955,143.63     2,205,250.66     2,291,302.33       430,722.74
                                            30    2,312,261.76     2,674,994.94     2,399,628.23       597,888.96
                                            31    2,544,614.18     2,007,099.73     1,731,827.54       372,196.17
                                            32    7,774,932.89     2,363,467.72     1,715,429.70       350,552.87
                                            33    4,829,873.27     7,899,191.68     2,369,970.73       478,269.15
                                            34    1,387,626.56     5,214,251.00     5,967,183.87       472,148.65
                                            35    1,246,889.79     1,356,612.01     3,610,573.92     1,155,124.82
                                            36    1,202,711.01     1,459,503.54     1,392,755.93     1,061,535.50
                                            37    1,269,507.35     1,447,875.92     1,702,158.63       384,290.99
                                            38    1,541,073.58     1,633,341.89     1,998,268.41       369,402.54
                                            39    1,393,944.22     1,661,138.05     1,499,036.21       299,982.49
                                            40    1,495,164.88     1,573,170.75     1,712,856.72       360,880.73
                                            41    1,631,628.32     1,725,293.36     1,961,456.28       340,840.91
                                            42    1,669,385.59     2,197,883.49     2,106,463.94       480,427.77
                                            43    2,096,150.09     1,615,606.20     1,470,119.21       303,212.64
                                            44    5,555,526.94     1,792,026.90     1,398,311.22       267,418.28
                                            45    3,266,270.59     5,461,198.38     1,992,245.64       403,099.33
                                            46      594,705.27     3,253,249.07     4,761,780.06       393,797.05
                                            47      362,331.77       512,332.19     2,819,327.37       847,449.06
                                            48      432,663.05       581,201.71       689,713.88       707,710.18
                                            49      464,203.83       581,108.25       905,335.43       202,372.89
                                            50      669,699.61       812,401.33     1,155,120.66       194,783.38
                                            51      549,927.81       801,954.11       741,317.11       128,064.20
                                            52      545,519.29       688,285.21       863,831.07       188,322.71
                                            53      631,820.82       819,962.46     1,161,713.00       158,240.19
                                            54      840,569.65     1,144,026.19     1,213,151.41       343,224.60
                                            55    1,145,482.49       737,630.96       735,320.96       147,643.26
                                            56    3,694,428.27       911,678.77       702,710.07       113,795.89
                                            57    1,811,838.02     3,278,218.80     1,121,570.80       170,605.14
                                            58      145,926.38     1,657,485.75     3,506,326.91       190,312.49
                                            59       23,894.07        54,405.98     1,501,819.54       588,346.88
                                            60       29,302.94        44,254.33        95,223.58       386,454.70
                                            61       34,389.69        29,558.29       127,832.16        27,062.20
                                            62       20,739.44       147,826.23       265,271.72        37,967.97
                                            63       10,862.76        84,013.51        73,512.86         1,227.75
                                            64       44,465.13        15,047.44       104,641.14        29,142.93
                                            65       46,607.70        24,894.99       270,999.79         6,021.59
                                            66      195,632.91       128,814.01       106,826.20        71,460.23
                                            67      380,311.21        58,647.40        49,435.79           651.02
                                            68      234,301.58       280,258.08        25,280.22        19,305.91
                                            69            0.00       239,440.14       321,771.82         1,227.75
                                            70            0.00             0.00       354,345.84        15,675.09
                                            71            0.00             0.00             0.00        51,763.67
                                            72            0.00             0.00             0.00             0.00
                                            73            0.00             0.00             0.00             0.00
                                               -------------------------------------------------------------------
Total Time Balance of Scheduled Cash Flows      129,840,128.86   141,862,429.78   130,785,367.64    28,907,509.61


                                        Page 1 of 11


CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005
$15,500,000 5.960% Asset Backed Certificates

Prepared by  Lisa Sorenson (414)636-6184



Scheduled Payment Date                                                                  15-Jul-99
Actual Payment Date                                                                     15-Jul-99
Collection Period Begin Date                                                            05-Jun-99
Collection Period End Date                                           30-Jun-99          05-Jul-99
Days in accrual period (30/360)                                                                30
Days in accrual period (ACT/360)                                                               30

PART I -- MONTHLY DATA INPUT 111
 Receipts During the Period                                                        $17,352,489.06

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                 $0.00
    Government obligors                                                                     $0.00
          Total Warranty Repurchases                                                        $0.00

Total Collections For The Period                                                   $17,352,489.06

Total Collection                                                                   $17,352,489.06
Negative Carry Withdrawls                                                             $108,625.34
Yield Supplement Withdrawals                                                                $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account (and YSA if any))  $220,782.86
Pre-Funding Account Reinvestment Income                                                     $0.00

  Total Distribution Amount                                                        $17,681,897.26

MISCELLANEOUS DATA

  TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                         $1,273,269.31
    Scheduled Amounts 60 days or more past due                                        $285,999.43
    Net Losses on Liquidated Receivables                                                  $847.44
    Number of Loans at Beginning of Period                                                 21,355
    Number of Loans at End of Period                                                       22,452
    Repossessed Equipment not Sold or Reassigned (Beginning)                                $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                      $0.00



                                        Page 2 of 11




       ===============================================================================================

     CASE EQUIPMENT LOAN TRUST 1999-A
     $75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
     $294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
     $137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
     $221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
       $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
     $15,500,000  5.960% Asset Backed Certificates

     Actual Payment Date                                                                     15-Jul-99
     Collection Period Begin Date                                                            05-Jun-99
     Collection Period End Date                                                              05-Jul-99

     PART II -- SUMMARY

     Total Principal Balance of Notes and Certificates (Beginning of Period)           $742,753,732.81
       A-1 Note Beginning Principal Balance                                             $44,593,583.50
       A-2 Note Beginning Principal Balance                                            $294,000,000.00
       A-3 Note Beginning Principal Balance                                            $137,000,000.00
       A-4 Note Beginning Principal Balance                                            $221,950,000.00
       B Note Beginning Principal Balance                                               $29,710,149.31
       Certificate Beginning Principal Balance                                          $15,500,000.00

     Total Principal Balance of Notes and Certificates (End of Period)                 $730,791,494.34
       A-1 Note Principal Balance (End of Period)                                       $33,109,803.33
                                      A-1 Note Pool Factor (End of Period)                   0.4382502
       A-2 Note Principal Balance (End of Period)                                      $294,000,000.00
                                      A-2 Note Pool Factor (End of Period)                   1.0000000
       A-3 Note Principal Balance (End of Period)                                      $137,000,000.00
                                      A-3 Note Pool Factor (End of Period)                   1.0000000
       A-4 Note Principal Balance (End of Period)                                      $221,950,000.00
                                      A-4 Note Pool Factor (End of Period)                   1.0000000
       B Note Principal Balance (End of Period)                                         $29,231,691.01
                                      B Note Pool Factor (End of Period)                     0.9429578
       Certificate Principal Balance (End of Period)                                    $15,500,000.00
                                      Certificate Pool Factor (End of Period)                1.0000000

     CONTRACT VALUE DECLINE                                                             $11,962,238.47
       Pool Balance (Beg. of Collection Period)                                        $718,545,853.98
       Pool Balance (End of Collection Period)                                         $730,792,275.32

     Total Distribution Amount (TDA)                                                    $17,681,897.26
       Total Collections and Investment Income for the Period                           $17,573,271.92
       Negative Carry Amount                                                               $108,625.34

     Principal Distribution Amount  (PDA)                                               $11,962,238.47

     Principal Allocation to Notes and Certificates                                     $11,962,238.47
       A-1 Noteholders' Principal Distributable Amount                                  $11,483,780.17
       A-2 Noteholders' Principal Distributable Amount                                           $0.00
       A-3 Noteholders' Principal Distributable Amount                                           $0.00
       A-4 Noteholders' Principal Distributable Amount                                           $0.00
       B Noteholders' Principal Distributable Amount                                       $478,458.30
       Certificateholders' Principal Distributable Amount                                        $0.00

     Interest Distributable Amount                                                       $2,340,141.56
       Noteholders' Interest Distributable Amount applicable to A-1 Notes                  $183,948.53
       Noteholders' Interest Distributable Amount applicable to A-2 Notes                $1,294,825.00
       Noteholders' Interest Distributable Amount applicable to A-3 Notes                  $639,333.33
       Noteholders' Interest Distributable Amount applicable to A-4 Notes                $1,067,209.58
       Noteholders' Interest Distributable Amount applicable to B Notes                    $147,560.41
       Certificateholders' Interest Distributable Amount                                    $74,474.29

     Spread Account
       Beginning Spread Account Balance                                                 $15,015,842.42
       Deposit to Spread Account from Pre-Funding Account                                  $484,157.58
       Deposit to Spread Account from Excess Collections over Distributions              $2,386,615.27
       Distribution from Spread Account for Interest / Principal Shortfall                       $0.00

       Specified Spread Account Balance                                                 $15,500,000.00
       Ending Spread Account Balance (after distributions)                              $15,500,000.00

     Credit Enhancement                                                                          2.12%
       Spread account % of Ending Pool Balance                                                   2.12%
       Overcollateralization % of Ending Pool Balance                                            0.00%

       Scheduled Amounts 30 - 59 days past due                                           $1,273,269.31
                                      as % of Ending Pool Balance                                0.17%
       Scheduled Amounts 60 days or more past due                                          $285,999.43
                                      as % of Ending Pool Balance                                0.04%
       Net Losses on Liquidated Receivables                                                    $847.44
                                      as % of Ending Pool Balance                                0.00%
       PART III -- SERVICING CALCULATIONS                                                    15-Jul-99

                                        Page 3 of 11



       1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                Pool 5 Cutoff     Pool 1A (Retail)


       Wtd. Avg. APR                                                             8.088%             8.519%
       Contract Value (Beg. of Collection Period), by origination pool                     $310,775,066.29
       Contract Value  (End of Collection Period), by origination pool   $24,208,659.81    $306,117,406.12
                                                                        ---------------   ----------------
       Contract Value Decline                                                                $4,657,660.17
                                                                                                      1.50%
       Initial Pool Balance                                                                $742,754,513.79
       Pool Balance (End of Collection Period)                                             $730,792,275.32

       Collections and Investment Income for the period                                     $17,573,271.92
       Negative Carry Amount                                                                   $108,625.34

       Total Distribution Amount (TDA)                                                      $17,681,897.26
       Principal Distribution Amount  (PDA)                                                 $11,962,238.47

       Initial B Percentage                                                                         4.000%
       Unscheduled Principal (per pool)                                                              $0.00
       Total Unscheduled Principal                                                             $776,789.81


       1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                   Pool 1B (FPL)Pool 1C (Forestry)           Pool 2

       Wtd. Avg. APR                                                              8.519%            8.519%            8.163%
       Contract Value (Beg. of Collection Period), by origination pool    $44,785,798.09    $19,158,548.04   $111,322,232.15
       Contract Value  (End of Collection Period), by origination pool    $43,377,335.75    $18,538,634.63   $109,785,394.96
                                                                         ---------------   ---------------  ---------------- -
       Contract Value Decline                                              $1,408,462.34       $619,913.41     $1,536,837.19
                                                                                    3.14%             3.24%             1.38%
       Initial Pool Balance
       Pool Balance (End of Collection Period)

       Collections and Investment Income for the period
       Negative Carry Amount

       Total Distribution Amount (TDA)
       Principal Distribution Amount  (PDA)

       Initial B Percentage
       Unscheduled Principal (per pool)                                            $0.00             $0.00             $0.00
       Total Unscheduled Principal


       1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                           Pool 3           Pool 4           Pool 5

       Wtd. Avg. APR                                                                7.995%           8.337%           8.088%
       Contract Value (Beg. of Collection Period), by origination pool     $122,752,952.49  $109,751,256.92   $24,208,659.81
       Contract Value  (End of Collection Period), by origination pool     $120,088,097.28  $108,704,806.64   $24,180,599.94
                                                                           --------------- ----------------   --------------
       Contract Value Decline                                                $2,664,855.21    $1,046,450.28       $28,059.87
                                                                                     2.17%            0.95%            0.12%
       Initial Pool Balance
       Pool Balance (End of Collection Period)

       Collections and Investment Income for the period
       Negative Carry Amount

       Total Distribution Amount (TDA)
       Principal Distribution Amount  (PDA)

       Initial B Percentage
       Unscheduled Principal (per pool)                                        $776,789.81            $0.00            $0.00
       Total Unscheduled Principal


       2.  CALCULATION OF DISTRIBUTABLE AMOUNTS                                                Pool 1A(Retail)

       A-1 Note Beginning Principal Balance                                                    $44,593,583.50
       A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                 $0.00
       A-1 Noteholders' Share of the Principal Distribution Amount                                     96.00%
       A-1 Noteholders' Principal Distributable Amount                                         $11,483,780.17

       Principal Distribution Amount Remaining                                                    $478,458.30

       A-2 Note Beginning Principal Balance                                                   $294,000,000.00
       A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                 $0.00
       A-2 Noteholders' Share of the Principal Distribution Amount                                      0.00%
       A-2 Noteholders' Principal Distributable Amount                                                  $0.00

       Principal Distribution Amount Remaining                                                    $478,458.30

       A-3 Note Beginning Principal Balance                                                   $137,000,000.00
       A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                 $0.00
       A-3 Noteholders' Share of the Principal Distribution Amount                                      0.00%
       A-3 Noteholders' Principal Distributable Amount                                                  $0.00

       Principal Distribution Amount Remaining                                                    $478,458.30

       A-4 Note Beginning Principal Balance                                                   $221,950,000.00
       A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                 $0.00
       A-4 Noteholders' Share of the Principal Distribution Amount                                      0.00%
       A-4 Noteholders' Principal Distributable Amount                                                  $0.00

       Principal Distribution Amount Remaining                                                    $478,458.30

       B Note Beginning Principal Balance                                                      $29,710,149.31
       B Noteholders' Principal Carryover Shortfall (Previous Period)                                   $0.00
       B Noteholders' Share of the Principal Distribution Amounts                                       4.00%
       B Noteholders' Principal Distributable Amount                                              $478,458.30

       Principal Distribution Amount Remaining                                                          $0.00

       Certificate Beginning Principal Balance                                                 $15,500,000.00
       Certificateholders' Principal Carryover Shortfall (Previous Period)                              $0.00
       Certificateholders' Share of the Principal Distribution Amounts                                  0.00%
       Certificateholders' Principal Distributable Amount                                               $0.00

       Interest Accrued on Class A-1 Notes this period                                            $183,948.53
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes              $0.00
       Interest Due (in Arrears) on above Shortfall                                                     $0.00
       Noteholders' Interest Distributable Amount applicable to A-1 Notes                         $183,948.53

       Interest Accrued on Class A-2 Notes this period                                          $1,294,825.00
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes              $0.00
       Interest Due (in Arrears) on above Shortfall                                                     $0.00
       Noteholders' Interest Distributable Amount applicable to A-2 Notes                       $1,294,825.00

       Interest Accrued on Class A-3 Notes this period                                            $639,333.33
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes              $0.00
       Interest Due (in Arrears) on above Shortfall                                                     $0.00
       Noteholders' Interest Distributable Amount applicable to A-3 Notes                         $639,333.33

       Interest Accrued on Class A-4 Notes this period                                          $1,067,209.58
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes              $0.00
       Interest Due (in Arrears) on above Shortfall                                                     $0.00
       Noteholders' Interest Distributable Amount applicable to A-4 Notes                       $1,067,209.58

       Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                        $3,185,316.44
       Offered Noteholders' Interest Carryover Shortfall (Previous Period)                              $0.00
       Interest Due (in Arrears) on above Shortfall                                                     $0.00
       Offered Noteholders' Interest Distributable Amount                                       $3,185,316.44

       Interest Accrued on Class B Notes this period                                              $147,560.41
       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                $0.00
       Interest Due (in Arrears) on above Shortfall                                                     $0.00
       Noteholders' Interest Distributable Amount applicable to B Notes                           $147,560.41

       Interest Accrued on Certificates this period                                                $74,474.29
       Certificateholders' Interest Carryover Shortfall (Previous Period)                               $0.00
       Interest Due (in Arrears) on Above Shortfall                                                     $0.00
       Certificateholders' Interest Distributable Amount                                           $74,474.29


       3.  ALLOCATION OF DISTRIBUTION AMOUNTS

       A. TOTAL DISTRIBUTION AMOUNT (TDA)                                                     $17,681,897.26

       Administration Fee Shortfall (Previous Period)                                                  $0.00
       Administration Fee Accrued during this Period                                                 $166.67
       Administration Fee Paid this Period from TDA                                                  $166.67
       Administration Fee Shortfall                                                                    $0.00

       Total Distribution Amount Remaining                                                    $17,681,730.59

       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes             $0.00
       Interest Due (in Arrears) on above Shortfall                                                    $0.00
       Interest Accrued on Class A-1 Notes this period                                           $183,948.53
       Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                   $183,948.53
       Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
       to A-1 Notes                                                                                    $0.00

       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes             $0.00
       Interest Due (in Arrears) on above Shortfall                                                    $0.00
       Interest Accrued on Class A-2 Notes this period                                         $1,294,825.00
       Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                 $1,294,825.00
       Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
       to A-2 Notes                                                                                    $0.00

       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes             $0.00
       Interest Due (in Arrears) on above Shortfall                                                    $0.00
       Interest Accrued on Class A-3 Notes this period                                           $639,333.33
       Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                   $639,333.33
       Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
       to A-3 Notes                                                                                    $0.00

       Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes             $0.00
       Interest Due (in Arrears) on above Shortfall                                                    $0.00
       Interest Accrued on Class A-4 Notes this period                                         $1,067,209.58
       Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                 $1,067,209.58
       Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
       to A-4 Notes                                                                                    $0.00

       Offered Noteholders' Interest Carryover Shortfall (Previous Period)                             $0.00
       Interest Due (in Arrears) on above Shortfall                                                    $0.00
       Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                       $3,185,316.44
       Offered Noteholders' Interest Paid this Period from TDA                                 $3,185,316.44


                                        Page 4 of 11




  Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                  $0.00

  Total Distribution Amount Remaining                                              $14,496,414.15

  Noteholders' Interest Carryover Shortfall (Previous Period) applicable
    to B Notes                                                                              $0.00
  Interest Due (in Arrears) on above Shortfall                                              $0.00
  Interest Accrued on Class B Notes this period                                       $147,560.41
  Noteholders' Interest applicable to B Notes Paid this Period from TDA               $147,560.41
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to B Not                                                                     $0.00

  Total Distribution Amount Remaining                                              $14,348,853.74

  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
  A-1 Noteholders' Monthly Principal Distributable Amount                          $11,483,780.17
  A-1 Noteholders' Principal Distributable Amount Paid from TDA                    $11,483,780.17
  Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00

  Total Distribution Amount Remaining                                               $2,865,073.57

  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
  A-2 Noteholders' Monthly Principal Distributable Amount                                   $0.00
  A-2 Noteholders' Principal Distributable Amount Paid from TDA                             $0.00
  Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00

  Total Distribution Amount Remaining                                               $2,865,073.57

  A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
  A-3 Noteholders' Monthly Principal Distributable Amount                                   $0.00
  A-3 Noteholders' Principal Distributable Amount Paid from TDA                             $0.00
  Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00

  Total Distribution Amount Remaining                                               $2,865,073.57

  A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
  A-4 Noteholders' Monthly Principal Distributable Amount                                   $0.00
  A-4 Noteholders' Principal Distributable Amount Paid from TDA                             $0.00
  Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00

  Total Distribution Amount Remaining                                               $2,865,073.57

  B Noteholders' Principal Carryover Shortfall (Previous Period)                            $0.00
  B Noteholders' Monthly Principal Distributable Amount                               $478,458.30
  B Noteholders' Principal Distributable Amount Paid from TDA                         $478,458.30
  Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00

  Total Excess Distribution Amount Remaining                                        $2,386,615.27

  4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

  Beginning Pre-Funding Account Balance                                            $24,207,878.83

  New Collateral Purchased                                                         $24,207,878.83
  Deposit to Spread Account                                                           $484,157.58
  Deposit to Yield Supplement Account (will be necessary only if required
    by rating agencie                                                                      $0.00
                                                                                           -----
  Payment to Seller                                                                $23,723,721.25

  Ending Pre-Funding Account Balance                                                        $0.00

  Excess Pre-Funded Amount/(Payment to Seller)                                              $0.00

  Adjusted Ending Pre-Funding Account Balance                                               $0.00

  5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

  Beginning Negative Carry Account Balance                                            $177,445.76
  Negative Carry                                                                       2.9993904%
  Number of Days Remaining                                                                  60.00

  Pre-Funded Percentage                                                                    3.259%
  Negative Carry Withdrawls                                                           $108,625.34
  Cumulative Negative Carry Withdrawls                                                $108,625.34
  Maximum Negative Carry Amount                                                             $0.00
  Required Negative Carry Account Balance                                                   $0.00
  Interim Ending Negative Carry Account Balance                                        $68,820.42
  Negative Carry Amount Released to Seller                                             $68,820.42

  Ending Negative Carry Account Balance                                                     $0.00

  6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF REQUIRED BY
      RATING AGENCIES

  Beginning Yield Supplement Account Balance                                                $0.00
  Deposit to Yield Supplement Account from Pre-Funding Account                              $0.00
  Receivables Percentage                                                                   96.74%
  Withdrawal of Yield Supplement Amount                                                     $0.00
  Maximum Yield Supplement Amount                                                           $0.00
  Required Yield Supplement Amount                                                          $0.00
  Interim Yield Supplement Account Balance                                                  $0.00
  Yield Supplement Amount Released to Seller                                                $0.00

  Ending Yield Supplement Account Balance                                                   $0.00

  7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

  Beginning Spread Account Balance                                                 $15,015,842.42
  Deposit to Spread Account from Pre-Funding Account                                  $484,157.58
  Deposit to Spread Account from Excess Collections over Distributions              $2,386,615.27

  Distribution from Spread Account to Noteholders' Distr. Account                           $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to A-1 Notes                                                                 $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to A-2 Notes                                                                 $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to A-3 Notes                                                                 $0.00
  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to A-4 Notes                                                                 $0.00
  Remaining Distribution from Spread Account to Noteholders' Distr. Account                 $0.00

  Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
    applicable to B Notes                                                                   $0.00
  Remaining Distribution from Spread Account to Noteholders' Distr. Account                 $0.00

  Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)        $0.00
  Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)        $0.00
  Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)        $0.00
  Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)        $0.00
  Remaining Distribution from Spread Account to Noteholders' Distr. Account                 $0.00

  Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)          $0.00

  Preliminary Spread Account Balance Remaining                                     $17,886,615.27

  Cumulative Realized Losses since 28-February-99 (Cut-off Date)                       $65,857.71
  Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                    NO
  12*(Realized Losses during Collection Period + Repos at end of Collection Period)    $10,169.28
  Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?           NO
  60 day or > Delinquent Scheduled Amounts                                            $285,999.43
  Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                NO
  Are any of the three conditions "YES"?                                       NO

  Preliminary A-1 Note Principal Balance (End of Period)                           $33,109,803.33
  Preliminary A-2 Note Principal Balance (End of Period)                          $294,000,000.00
  Preliminary A-3 Note Principal Balance (End of Period)                          $137,000,000.00
  Preliminary A-4 Note Principal Balance (End of Period)                          $221,950,000.00
  Preliminary B Note Principal Balance (End of Period)                             $29,231,691.01
  Preliminary Total Principal Balance of Notes  (End of Period)                   $715,291,494.34


                                      Page 5 of 11


   Specified Spread Account Balance                                                  15,500,000.00
   Lesser of:
   (a) 2.00% of the Initial Pool Balance                                             15,500,000.00

   (b) the Note Balance                                                             715,291,494.34

   Preliminary Spread Account Balance Remaining                                     $17,886,615.27
   Preliminary Excess Amount in Spread Account                                       $2,386,615.27
   Preliminary Shortfall Amount in Spread Account                                            $0.00

   Deposit to Spread Account from Remaing Excess Distribution                                $0.00

   Spread Account Excess                                                             $2,386,615.27

   Ending Spread Account Balance (after distributions)                              $15,500,000.00
   Net Change in Spread Account Balance                                                $484,157.58

   8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

   Total Excess Distribution Amount Remaining                                        $2,386,615.27

   Certificateholders' Interest Carryover Shortfall (Previous Period)                        $0.00
   Interest Due (in Arrears) on Above Shortfall                                              $0.00
   Interest Accrued on Certificates this period                                         $74,474.29
   Certificateholders' Interest Paid from Excess Distribution                           $74,474.29
   Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)             $0.00

   Total Excess Distribution Amount Remaining                                        $2,312,140.98

   Certificateholders' Principal Carryover Shortfall (Previous Period)                       $0.00
   Certificateholders' Principal Distributable Amount applicable to current period           $0.00
   Certificateholders' Principal Distributable Amount Paid from Excess Distrbution           $0.00
   Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)            $0.00

   Total Excess Distribution Amount Remaining                                        $2,312,140.98

   Servicing Fee Shortfall (Previous Period)                                                  0.00
   Servicing Fees Accrued during this Period                                           $598,788.21
   Servicing Fees Paid this Period Excess Distribution                                 $598,788.21
   Adjustment to Servicing Fee                                                               $0.00
   Adjustment to Excess Distribution Amount Remaining                                        $0.00
   Servicing Fee Shortfall                                                                   $0.00

   Total Excess Distribution Amount Remaining                                        $1,713,352.77

   9.  ENDING BALANCES

   Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-1 Notes                                                                 $0.00
   Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-2 Notes                                                                 $0.00
   Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-3 Notes                                                                 $0.00
   Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to A-4 Notes                                                                 $0.00
   Noteholders' Interest Carryover Shortfall (Current Period)
     applicable to B Notes                                                                   $0.00
   A-1 Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00
   A-2 Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00
   A-3 Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00
   A-4 Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00
   B Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00
   Certificateholders' Interest Carryover Shortfall  (Ending Balance)                        $0.00
   Certificateholders' Principal Carryover Shortfall  (Ending Balance)                       $0.00

   A-1 Note Principal Balance (End of Period)                                       $33,109,803.33
   A-2 Note Principal Balance (End of Period)                                      $294,000,000.00
   A-3 Note Principal Balance (End of Period)                                      $137,000,000.00
   A-4 Note Principal Balance (End of Period)                                      $221,950,000.00
   B Note Principal Balance (End of Period)                                         $29,231,691.01
   Certificate Principal Balance (End of Period)                                    $15,500,000.00
   Total Principal Balance of Notes and Certificates (End of Period)               $730,791,494.34

   A-1 Note Pool Factor (End of Period)                                                  0.4382502
   A-2 Note Pool Factor (End of Period)                                                  1.0000000
   A-3 Note Pool Factor (End of Period)                                                  1.0000000
   A-4 Note Pool Factor (End of Period)                                                  1.0000000
   B Note Pool Factor (End of Period)                                                    0.9429578
   Certificate Pool Factor (End of Period)                                               1.0000000
   Total Notes & Certificates Pool Factor (End of Period)                                0.9429568

   Specified Spread Account Balance (after all distributions and adjustments)       $15,500,000.00

   Yield Supplement Account Balance (after alldistributions and adjustment):                 $0.00




                                        Page 6 of 11



     -------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------

     CASE EQUIPMENT LOAN TRUST 1999-A
     STATEMENT TO NOTEHOLDERS

     $75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
     $294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
     $137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
     $221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
       $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
     $15,500,000  5.960% Asset Backed Certificates

     Payment Date:                                                                           15-Jul-99

     (1)  Amount of principal being paid on the Notes:

       (a)  A-1 Notes:                                                                  $11,483,780.17
            per $1,000 original principal amount:                                              $152.00

       (b)  A-2 Notes:                                                                           $0.00
            per $1,000 original principal amount:                                                $0.00

       (c)  A-3 Notes:                                                                           $0.00
            per $1,000 original principal amount:                                                $0.00

       (d)  A-4 Notes:                                                                           $0.00
            per $1,000 original principal amount:                                                $0.00

       (e)  B Notes:                                                                       $478,458.30
            per $1,000 original principal amount:                                               $15.43

       (f)  Total                                                                       $11,962,238.47

     (2) Interest on the Notes

       (a)  A-1 Notes:                                                                     $183,948.53
              per $1,000 original principal amount:                                              $2.43

       (b)  A-2 Notes:                                                                   $1,294,825.00
            per $1,000 original principal amount:                                                $4.40

       (c)  A-3 Notes:                                                                     $639,333.33
            per $1,000 original principal amount:                                                $4.67

       (d)  A-4 Notes:                                                                   $1,067,209.58
            per $1,000 original principal amount:                                                $4.81

       (e)  B Notes:                                                                       $147,560.41
            per $1,000 original principal amount:                                                $4.76

       (f)  Total                                                                        $3,332,876.85

     (3) Pool Balance at the end of the related Collection Period                      $730,792,275.32

     (4)  After giving effect to distributions on current Payment Date:

       (a) (i)  outstanding principal amount of A-1 Notes:                              $33,109,803.33
           (ii)  A-1 Note Pool Factor:                                                       0.4382502

       (b) (i)  outstanding principal amount of A-2 Notes:                             $294,000,000.00
           (ii)  A-2 Note Pool Factor:                                                       1.0000000

       (c) (i)  outstanding principal amount of A-3 Notes:                             $137,000,000.00
           (ii)  A-3 Note Pool Factor:                                                       1.0000000

       (d) (i)  outstanding principal amount of A-4 Notes:                             $221,950,000.00
           (ii)  A-4 Note Pool Factor:                                                       1.0000000

       (e) (i)  outstanding principal amount of B Notes:                                $29,231,691.01
           (ii)  B Note Pool Factor:                                                         0.9429578

       (f) (i)  Certificate Balance                                                     $15,500,000.00
           (ii)  Certificate Pool Factor:                                                    1.0000000

     (5)  Amount of Servicing Fee:                                                         $598,788.21
            per $1,0001BeginningioflCollectionnPeriod:                                      0.83333333

     (6)  Amount of Administration Fee:                                                        $166.67
            per $1,0001BeginningioflCollectionnPeriod:                                      0.00023195

    (7)  Aggregate Purchase Amounts for Collection Period:                                      $0.00

    (8)  Aggregate amount of Realized Losses for the
              Collection Period:                                                              $847.44

    (9)  Amount in Spread Account:                                                     $15,500,000.00

    (10)  Amount in Pre-Funding Account:                                                        $0.00

    (11)  For the Final payment date with respect to the Funding Period, the                       NA
           Remaining Pre-Funded Amount

    (12)  Amount in Negative Carry Account:                                                     $0.00

    (13)  Amount in Yield Supplement Account:                                                   $0.00
    -------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------

                                        Page 7 of 11


     CASE EQUIPMENT LOAN TRUST 1999-A
     STATEMENT TO CERTIFICATEHOLDERS

     $75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
     $294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
     $137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
     $221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
       $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
     $15,500,000  5.960% Asset Backed Certificates

     Payment Date:                                                                           15-Jul-99

     (1)  Amount of principal being paid or distributed:

       (a)  A-1 Notes:                                                                  $11,483,780.17
            per $1,000 original principal amount:                                              $152.00

       (b)  A-2 Notes:                                                                           $0.00
            per $1,000 original principal amount:                                                $0.00

       (c)  A-3 Notes:                                                                           $0.00
            per $1,000 original principal amount:                                                $0.00

       (d)  A-4 Notes:                                                                           $0.00
            per $1,000 original principal amount:                                                $0.00

       (e)  B Notes:                                                                       $478,458.30
            per $1,000 original principal amount:                                               $15.43

       (f)  Certificates:                                                                        $0.00
            per $1,000 original principal amount:                                                $0.00

       (g)  Total:                                                                      $11,962,238.47

     (2)   Amount of interest being paid or distributed:

       (a)  A-1 Notes:                                                                     $183,948.53
            per $1,000 original principal amount:                                                $2.43

       (b)  A-2 Notes:                                                                   $1,294,825.00
            per $1,000 original principal amount:                                                $4.40

       (c)  A-3 Notes:                                                                     $639,333.33
            per $1,000 original principal amount:                                                $4.67

       (d)  A-4 Notes:                                                                   $1,067,209.58
            per $1,000 original principal amount:                                                $4.81

       (e)  B Notes:                                                                       $147,560.41
            per $1,000 original principal amount:                                                $4.76

       (f)  Certificates:                                                                   $74,474.29
            per $1,000 original principal amount:                                                $4.80

       (g)  Total:                                                                       $3,407,351.14

     (3)  Pool Balance at end of related Collection Period:                            $730,792,275.32

     (4)  After giving effect to distributions on this Payment Date:

       (a) (i)  outstanding principal amount of A-1 Notes:                              $33,109,803.33
           (ii)  A-1 Note Pool Factor:                                                       0.4382502

       (b) (i)  outstanding principal amount of A-2 Notes:                             $294,000,000.00
           (ii)  A-2 Note Pool Factor:                                                       1.0000000

       (c) (i)  outstanding principal amount of A-3 Notes:                             $137,000,000.00
           (ii)  A-3 Note Pool Factor:                                                       1.0000000

       (d) (i)  outstanding principal amount of A-4 Notes:                             $221,950,000.00
           (ii)  A-4 Note Pool Factor:                                                       1.0000000

       (e) (i)  outstanding principal amount of B Notes:                                $29,231,691.01
           (ii)  B Note Pool Factor:                                                         0.9429578

       (f) (i)  Certificate Balance                                                     $15,500,000.00
           (ii)  Certificate Pool Factor:                                                    1.0000000

     (5)  Amount of Servicing Fee:                                                         $598,788.21
            per $1,000 Beginning of Collection Period:                                       0.8333333

     (6)  Amount of Administration Fee:                                                        $166.67
            per $1,000 Beginning of Collection Period:                                       0.0002319

     (7)  Aggregate Purchase Amounts for Collection Period:                                      $0.00

     (8)  Aggregate amount of Realized Losses for the
               Collection Period:                                                              $847.44

     (9)  Amount in Spread Account:                                                     $15,500,000.00

     (10)  Amount in Pre-Funding Account:                                                        $0.00

     (11)  For the Final payment date with respect to the Funding Period, the       NA
            Remaining Pre-Funded Amount

     (12)  Amount in Negative Carry Account:                                                     $0.00

     (13)  Amount in Yield Supplement Account:                                                   $0.00



                                        Page 8 of 11


     CASE EQUIPMENT LOAN TRUST 1999-A
     PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE
    ,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
     $294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
     $137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
     $221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
       $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
     $15,500,000  5.960% Asset Backed Certificates

     Payment Date:                                                                           15-Jul-99

     (1)  Payment of Administration Fee to Administrator:                                      $166.67

     (2)  Offered Noteholders' Interest Distributable Amount
             deposited into Note Distribution Account:                                   $3,332,876.85

     (3)  Noteholders' Principal Distributable Amount to be
             deposited into Noteholders' Distribution Account:                          $11,962,238.47

     (4)  Certificateholders' Interest Distributable Amount to be
             deposited into Certificateholders' Distribution Account:                       $74,474.29

     (5)  Certificateholders' Principal Distributable Amount to be
             deposited into Certificateholders' Distribution Account:                            $0.00

     (6)  Payment of Servicing Fee to Servicer:                                            $598,788.21

     (7) Release to Seller from Excess Collections over Distributions                    $1,713,352.77

     Check for Error                                                                NO ERROR
     Sum of Above Distributions                                                     $17,681,897.26
     Total Distribution Amount plus Releases to Seller                              $17,681,897.26

     -------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------




                                        Page 9 of 11



     CASE EQUIPMENT LOAN TRUST 1999-A
     SERVICER'S CERTIFICATE

     $75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
     $294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
     $137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
     $221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
       $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
     $15,500,000  5.960% Asset Backed Certificates

     Payment Date:                                                                           15-Jul-99
     (1)  Total Distribution Amount:                                                    $17,681,897.26

     (2)  Administration Fee:                                                                  $166.67

     (3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:              $183,948.53

     (4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                     $0.00

     (5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:            $1,294,825.00

     (6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                     $0.00

     (7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:              $639,333.33

     (8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                     $0.00

     (9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:            $1,067,209.58

     (10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                    $0.00

     (11)  Noteholders' Interest Distributable Amount applicable to B Notes:               $147,560.41

     (12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                      $0.00

     (13)  Offered Noteholders' Interest Distributable Amount'                           $3,332,876.85
             deposited into Note Distribution Account:

     (14)  A-1 Noteholders' Monthly Principal Distributable Amount:                     $11,483,780.17

     (15)  % of Principal Distribution Amount applicable to A-1 Noteholders                     96.00%

     (16)  A-1 Noteholders' Principal Carryover Shortfall:                                       $0.00

     (17)  A-1 Noteholders' Principal Distributable Amount:                             $11,483,780.17

     (18)  A-2 Noteholders' Monthly Principal Distributable Amount:                              $0.00

     (19)  % of Principal Distribution Amount applicable to A-2 Noteholders                      0.00%

     (20)  A-2 Noteholders' Principal Carryover Shortfall:                                       $0.00

     (21)  A-2 Noteholders' Principal Distributable Amount:                                      $0.00

     (22)  A-3 Noteholders' Monthly Principal Distributable Amount:                              $0.00

     (23)  % of Principal Distribution Amount applicable to A-3 Noteholders                      0.00%

     (24)  A-3 Noteholders' Principal Carryover Shortfall:                                       $0.00

     (25)  A-3 Noteholders' Principal Distributable Amount:                                      $0.00

     (26)  A-4 Noteholders' Monthly Principal Distributable Amount:                              $0.00

     (27)  % of Principal Distribution Amount applicable to A-4 Noteholders                      0.00%

     (28)  A-4 Noteholders' Principal Carryover Shortfall:                                       $0.00

     (29)  A-4 Noteholders' Principal Distributable Amount:                                      $0.00

     (30)  B Noteholders' Monthly Principal Distributable Amount:                          $478,458.30

     (31)  % of Principal Distribution Amount applicable to B Noteholders                        4.00%

     (32)  B Noteholders' Principal Carryover Shortfall:                                         $0.00

     (33)  B Noteholders' Principal Distributable Amount:                                  $478,458.30

     (34)  Noteholders' Principal Distribution Amount:                                  $11,962,238.47

     (35)  Noteholders' Distributable Amount:                                           $15,295,115.32

     (36)  Deposit to Spread Account (from excess collections):                          $2,386,615.27

     (37)  Specified Spread Account Balance (after all distributions and adjustments) : $15,500,000.00
       The Lesser of:

       (a) 2.00% of the Initial Pool Balance                                            $15,500,000.00

       (b) the Note Balance                                                            $715,291,494.34

     (38)  Spread Account Balance over the Specified Spread Account Balance:             $2,386,615.27

     (39)  Certificateholders' Interest Distributable Amount:                               $74,474.29

     (40)  Certificateholders' Interest Carryover Shortfall:                                     $0.00

     (41)  % of Principal Distribution Amount applicable to Certificat holders                   0.00%

     (42) Certificateholders' Principal Distributable Amount applicable to current period        $0.00

     (43)  Certificateholders' Principal Carryover Shortfall:                                    $0.00

     (44)  Certificateholders' Principal Distributable Amount:                                   $0.00

     (45)  Certificateholders' Distributable Amount:                                        $74,474.29

     (46)  Servicing Fee:                                                                  $598,788.21

     (47)  Excess Amounts Distributed To Seller:
       (a) Release of Remaining Excess Distributions                                     $1,713,352.77
       (b) Release of Excess Amount in Negative Carry Account                               $68,820.42
       (c) Release of Excess Amount in Yield Supplement Account                                  $0.00

     (48)  Amount to be withdrawn from the Spread Account and deposited
       into the Note Distribution Account                                                        $0.00

     (49)  Pool Balance as of the opening of business on the first day of
                the Collection Period in which the Payment Date occurs:                $718,545,853.98

     (50)  After giving effect to all distributions on such Payment Date:
                Outstanding Principal Balance of A-1 Notes:                             $33,109,803.33
                A-1 Note Pool Factor:                                                        0.4382502

                Outstanding Principal Balance of A-2 Notes:                            $294,000,000.00
                A-2 Note Pool Factor:                                                        1.0000000

                Outstanding Principal Balance of A-3 Notes:                            $137,000,000.00
                A-3 Note Pool Factor:                                                        1.0000000

                Outstanding Principal Balance of A-4 Notes:                            $221,950,000.00
                A-4 Note Pool Factor:                                                        1.0000000

                Outstanding Principal Balance of B Notes:                               $29,231,691.01
                B Note Pool Factor:                                                          0.9429578



                                        Page 10 of 11

                Outstanding Principal Balance of the Certificates:                      $15,500,000.00
                Certificate Pool Factor:                                                     1.0000000

     (51)  Aggregate Purchase Amounts for related Collection Period:                             $0.00

     (52)  Aggregate Amount of Realized Losses for the related Collection Period:              $847.44

     (53)  Spread Account Balance after giving effect to all distributions:             $15,500,000.00


                                        Page 11 of 11